                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

               Pre-Effective Amendment No. _____                             [ ]


               Post-Effective Amendment No. 13                      [ ]333-57681


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                             [ ]


               Amendment No. 3                                      [ ]811-08833


                        (Check appropriate box or boxes)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                           (Exact name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                         Copy to:

Thomas E. Pierpan, Esq.                       Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio    Sutherland Asbill & Brennan LLP
570 Carillon Parkway                          1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida  33716                Washington, DC  20004-2415

              It is proposed that his filing will become effective:

              [ ] immediately upon filing pursuant to paragraph (b)
              [X] on May 1, 2004 pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

MAY 1, 2004



                                  ADVANTAGE IV

                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499

                         1-888-804-8461  1-610-439-5253


            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


[ ]  Balanced Portfolio


[ ]  Contrafund(R) Portfolio


[ ]  Growth Portfolio


[ ]  Growth Opportunities Portfolio


[ ]  High Income Portfolio


[ ]  Money Market Portfolio



AIM VARIABLE INSURANCE FUNDS*


[ ]  AIM V.I. Growth Fund -- Series I Shares**


[ ]  INVESCO VIF -- Dynamics Fund -- Series I Shares


[ ]  INVESCO VIF -- Financial Services Fund -- Series I Shares


[ ]  INVESCO VIF -- Health Sciences Fund -- Series I Shares


[ ]  INVESCO VIF -- Small Company Growth Fund -- Series I Shares


[ ]  INVESCO VIF -- Technology Fund -- Series I Shares



JANUS ASPEN SERIES


[ ]  Capital Appreciation Portfolio


[ ]  Flexible Income Portfolio


[ ]  Growth Portfolio


[ ]  International Growth Portfolio


[ ]  Mid Cap Growth Portfolio


[ ]  Worldwide Growth Portfolio



PIMCO VARIABLE INSURANCE TRUST


[ ]  All Asset Portfolio (Administrative Class)


[ ]  Real Return Portfolio (Institutional Class)


[ ]  Short-Term Portfolio (Institutional Class)


[ ]  StocksPLUS Growth and Income
    Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)


ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio


[ ]  Royce Small-Cap Portfolio



SCUDDER INVESTMENTS VIT FUNDS


[ ]  Scudder VIT EAFE(R) Equity Index Fund


[ ]  Scudder VIT Equity 500 Index Fund


[ ]  Scudder VIT Small Cap Index Fund



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Blue Chip Growth Portfolio


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio***


[ ]  T. Rowe Price New America Growth Portfolio



T. ROWE PRICE INTERNATIONAL SERIES, INC.


[ ]  T. Rowe Price International Stock Portfolio



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


[ ]  Emerging Markets Debt Portfolio (Class I)


[ ]  Emerging Markets Equity Portfolio (Class I)


[ ]  U.S. Mid Cap Value Portfolio (Class I)



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Income Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF Growth Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Corporate Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio



  * Effective April 30, 2004 the portfolios of INVESCO Variable Investment Funds, Inc. were reorganized under AIM Variable Insurance Funds.



 ** Effective April 30, 2004 the assets of the INVESCO VIF-Growth Fund were transferred to the AIM V.I. Growth Fund.



*** Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     3
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     4
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
Western Reserve, The Separate Account and the Portfolios....    13
     Western Reserve........................................    13
     The Separate Account...................................    13
     The Portfolios.........................................    13
     Your Right to Vote Portfolio Shares....................    18
Charges and Deductions......................................    18
     Premium Load...........................................    19
     Deferred Sales Charge..................................    19
     Monthly Deduction......................................    20
       The Monthly Deduction is Equal to....................    20
       Monthly Contract Charge..............................    20
       Monthly Cost of Insurance Charge.....................    20
       Optional Insurance Riders............................    21
       Mortality and Expense Risk Charge....................    21
     Administrative Charges.................................    22
       Partial Withdrawal Charge............................    22
       Loan Interest........................................    22
       Transfer Charge......................................    22
       Taxes................................................    23
       Portfolio Expenses...................................    23

The Policy..................................................    23
     Ownership Rights.......................................    23
     Modifying the Policy...................................    23
     Purchasing a Policy....................................    24
     Replacement of Existing Insurance......................    24
     When Insurance Coverage Takes Effect...................    24
     Free-Look Period.......................................    25
     Backdating a Policy....................................    25
Policy Features.............................................    25
     Premiums...............................................    25
       Allocating Premiums..................................    25
       Premium Flexibility..................................    26
       Planned Periodic Payments............................    26
       Premium Limitations..................................    26
       Making Premium Payments..............................    26
Transfers...................................................    27
     General................................................    27
     Disruptive Trading and Market Timing...................    27
     Transfer Procedures....................................    28
     Asset Rebalancing Program..............................    29
     Third Party Asset Allocation Services..................    30
Policy Values...............................................    30
     Cash Value.............................................    30
     Net Cash Value.........................................    30
     Subaccount Value.......................................    30
     Accumulation Units.....................................    31
     Accumulation Unit Value................................    31
     Net Investment Factor..................................    31
Life Insurance Benefit......................................    32
     Life Insurance Benefit Options.........................    32
     Life Insurance Benefit Compliance Tests................    34
     Choosing a Life Insurance Benefit Option...............    35
     Changing the Life Insurance Benefit Option.............    35
     How Life Insurance Benefits May Vary in Amount.........    36
     Changing the Face Amount...............................    36
     Decreasing the Face Amount.............................    37
     Increasing the Face Amount.............................    37
     Duration of the Policy.................................    37
     Payment Options........................................    38
Surrenders and Partial Withdrawals..........................    38
     Surrenders.............................................    38
     Partial Withdrawals....................................    38
Loans.......................................................    39
     General................................................    39
       Interest Rate Charged................................    40

       Loan Account Interest Rate Credited..................    40
       Indebtedness.........................................    40
       Repayment of Indebtedness............................    40
       Effect of Policy Loans...............................    40
Policy Lapse and Reinstatement..............................    41
     Lapse..................................................    41
     Reinstatement..........................................    41
Policy Termination..........................................    41
Federal Income Tax Considerations...........................    42
     Tax Status of the Policy...............................    42
     Tax Treatment of Policy Benefits.......................    42
Other Policy Information....................................    45
     Payments We Make.......................................    45
     Split Dollar Arrangements..............................    45
Supplemental Benefits (Riders)..............................    46
     Term Insurance Rider...................................    46
Additional Information......................................    46
     Sale of the Policies...................................    46
     State Variations.......................................    47
     Legal Proceedings......................................    48
     Financial Statements...................................    48
Table of Contents of the Statement of Additional
  Information...............................................    49
Glossary....................................................    50
Prospectus Back Cover
     Personalized Illustrations of Policy Benefits
     Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL


     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).



     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:



      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR



      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.



     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



     - Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.


     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT


     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, and any additional insurance provided by riders you purchase.


     - Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:


        -- the face amount of the Policy, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.



      - Option 2 is the greater of:


        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.



      - Option 3 is the greater of:


        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.


     - An asset rebalancing program is available.



     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.


  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.



     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued prior to January 28, 2002.



     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.



     - Loans may have tax consequences. In particular Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS


     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.



     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.



     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.



     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.



     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy.


     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE


     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due and then your Policy will lapse unless you make a sufficient payment during the late period.



     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.


     A Policy lapse may have adverse tax consequences.


     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.


     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.



     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.



     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.



  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES



     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.



PORTFOLIO RISKS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.


     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

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--------------------------------------------------------------------------------


     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.



     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.


                                TRANSACTION FEES


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  11.50% of each premium received up   11.50% of premium received up
                          premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; 0.50% of
                                                                                all premium received in Policy
                                                                                years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
                                           to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each        First 12 transfers in a Policy year  We do not currently impose the
                          transfer beyond  are free, and we reserve the right   transfer charge
                          12 transfers in  to charge $25.00 for each
                          any Policy year  subsequent transfer

LOAN INTEREST
SPREAD(2)...............  On Policy        2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                        years 1-17; 0.20% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(3)


---------------


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.


(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $16.50 per month in the first        $16.50 per month in the first
                          effective date   Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          and on each                                           2+
                          monthly
                          deduction day

COST OF INSURANCE(2)      On the
                          effective date
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           0.90% (annually) of the average      0.70% (annually) of the
                          effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+

DEFERRED SALES LOAD.....  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1



            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES



                          WHEN CHARGE IS      AMOUNT DEDUCTED MAXIMUM             AMOUNT DEDUCTED
CHARGE                       DEDUCTED            GUARANTEED CHARGE                 CURRENT CHARGE
------                    --------------      -----------------------             ---------------
RIDER CHARGES:(4)

TERM LIFE INSURANCE
  RIDER                   On the
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.06 per month per $1000 of    $0.0138 per month per $1000 of
                                           net amount at risk              net amount at risk

  - Maximum Charge......                   $83.33 per month per $1000 of   $33.04 per month per $1000 of
                                           net amount at risk              net amount at risk

  - Charge for a Male,
    age 48, Guarantee
    Issue...............                   $0.50 per month per $1000 of    $0.11 per month per $1000 of
                                           net amount at risk              net amount at risk

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.


(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.


(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.


(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.



     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2003. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     1.87%



                      ANNUAL PORTFOLIO OPERATING EXPENSES


                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)



     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2003 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

                                                                                  FEES AND
                                                                                  EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES     REIMBURSED(17)   EXPENSES
---------                        ----------   --------   -----   -----------   --------------   ---------
Fidelity VIP Balanced(1).......     0.43%       0.16%     N/A        0.59%          0.00%         0.59%
Fidelity VIP
  Contrafund(R)(2).............     0.58%       0.09%     N/A        0.67%          0.00%         0.67%
Fidelity VIP Growth(3).........     0.58%       0.09%     N/A        0.67%          0.00%         0.67%
Fidelity VIP Growth
  Opportunities(4).............     0.58%       0.14%     N/A        0.72%          0.00%         0.72%
Fidelity VIP High Income.......     0.58%       0.11%     N/A        0.69%          0.00%         0.69%
Fidelity VIP Money Market......     0.20%       0.09%     N/A        0.29%          0.00%         0.29%
AIM V.I. Growth Fund - Series I
  Shares (formerly INVESCO VIF
  - Growth Fund)(5)............     0.63%       0.27%     N/A        0.90%          0.00%         0.90%
INVESCO VIF - Dynamics(6)(7)...     0.75%       0.42%     N/A        1.17%          0.00%         1.17%
INVESCO VIF - Financial
  Services(6)(7)...............     0.75%       0.36%     N/A        1.11%          0.00%         1.11%
INVESCO VIF - Health
  Sciences(6)(7)...............     0.75%       0.33%     N/A        1.08%          0.00%         1.08%
INVESCO VIF - Small Company
  Growth(6)(7)(8)..............     0.75%       0.64%     N/A        1.39%          0.09%         1.30%
INVESCO VIF -
  Technology(6)(7)(9)..........     0.75%       0.41%     N/A        1.16%          0.00%         1.16%
Janus Aspen Series Capital
  Appreciation (Institutional
  Class)(10)...................     0.65%       0.03%     N/A        0.68%          0.00%         0.68%
Janus Aspen Series Flexible
  Income (Institutional
  Class)(10)...................     0.60%       0.04%     N/A        0.64%          0.00%         0.64%
Janus Aspen Series Growth
  (Institutional Class)(10)....     0.65%       0.02%     N/A        0.67%          0.00%         0.67%
Janus Aspen Series
  International Growth
  (Institutional Class)(10)....     0.65%       0.11%     N/A        0.76%          0.00%         0.76%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Class)(10)...................     0.65%       0.02%     N/A        0.67%          0.00%         0.67%
Janus Aspen Series Worldwide
  Growth (Institutional
  Class)(10)...................     0.65%       0.06%     N/A        0.71%          0.00%         0.71%
PIMCO All Asset (Administrative
  Class)(11)...................     0.20%      11.32%     N/A       11.52%         10.32%         1.20%
PIMCO Real Return
  (Institutional Class)(12)....     0.25%       0.26%     N/A        0.51%          0.00%         0.51%
PIMCO Short-Term (Institutional
  Class).......................     0.25%       0.20%     N/A        0.45%          0.00%         0.45%
PIMCO StocksPLUS Growth and
  Income (Institutional
  Class).......................     0.40%       0.10%     N/A        0.50%          0.00%         0.50%
PIMCO Total Return
  (Institutional Class)........     0.25%       0.25%     N/A        0.50%          0.00%         0.50%
Royce Micro-Cap................     1.25%       0.09%     N/A        1.34%          0.00%         1.34%
Royce Small-Cap................     1.00%       0.15%     N/A        1.15%          0.00%         1.15%
Scudder VIT EAFE(R) Equity
  Index(13)....................     0.45%       0.64%     N/A        1.09%          0.44%         0.65%

                                                                                  FEES AND
                                                                                  EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES     REIMBURSED(17)   EXPENSES
---------                        ----------   --------   -----   -----------   --------------   ---------
Scudder VIT Equity 500
  Index(14)....................     0.45%       0.10%     N/A        0.55%          0.00%         0.55%
Scudder VIT Small Cap
  Index(15)....................     0.35%       0.26%     N/A        0.61%          0.16%         0.45%
T. Rowe Price Blue Chip
  Growth.......................     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price Equity Income....     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price Mid-Cap Growth...     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price New America
  Growth.......................     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price International
  Stock........................     1.05%       0.00%     N/A        1.05%          0.00%         1.05%
Universal Institutional Funds
  Emerging Markets Debt (Class
  I)(16).......................     0.80%       0.41%     N/A        1.21%          0.00%         1.21%
Universal Institutional Funds
  Emerging Markets Equity
  (Class I)....................     1.25%       0.62%     N/A        1.87%          0.00%         1.87%
Universal Institutional Funds
  U.S. Mid Cap Value (Class
  I)...........................     0.75%       0.37%     N/A        1.12%          0.00%         1.12%
Vanguard VIF Balanced..........     0.19%       0.12%     N/A        0.31%          0.00%         0.31%
Vanguard VIF Capital Growth....     0.19%       0.29%     N/A        0.48%          0.00%         0.48%
Vanguard VIF Diversified
  Value........................     0.30%       0.18%     N/A        0.48%          0.00%         0.48%
Vanguard VIF Equity Income.....     0.23%       0.12%     N/A        0.35%          0.00%         0.35%
Vanguard VIF Equity Index......     0.15%       0.03%     N/A        0.18%          0.00%         0.18%
Vanguard VIF Growth............     0.27%       0.12%     N/A        0.39%          0.00%         0.39%
Vanguard VIF High Yield Bond...     0.20%       0.09%     N/A        0.29%          0.00%         0.29%
Vanguard VIF International.....     0.24%       0.23%     N/A        0.47%          0.00%         0.47%
Vanguard VIF Mid-Cap Index.....     0.22%       0.07%     N/A        0.29%          0.00%         0.29%
Vanguard VIF Money Market......     0.16%       0.04%     N/A        0.20%          0.00%         0.20%
Vanguard VIF REIT Index........     0.30%       0.06%     N/A        0.36%          0.00%         0.36%
Vanguard VIF Short-Term
  Corporate....................     0.16%       0.04%     N/A        0.20%          0.00%         0.20%
Vanguard VIF Small Company
  Growth.......................     0.28%       0.27%     N/A        0.55%          0.00%         0.55%
Vanguard VIF Total Bond Market
  Index........................     0.18%       0.04%     N/A        0.22%          0.00%         0.22%
Vanguard VIF Total Stock Market
  Index........................     0.17%       0.03%     N/A        0.20%          0.00%         0.20%


---------------


 (1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.



 (2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



 (3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



 (4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.



 (5) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.



 (6) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.



 (7) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.



 (8) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2004.



 (9) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.



(10) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



(11) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(12) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively:(0.65%, 0.90%).



(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.30%, 0.55%).



(15) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.45%, 0.70%).



(16) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2003, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the operating expense limitation of 1.30%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Debt Portfolio was 0.01% of such investment related expenses.



(17) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                                 FEES AND
                                                                                 EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY   TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES      REIMBURSED     EXPENSES
---------                        ----------   --------   -----   -----------   -------------   ---------
Universal Institutional Funds
  Emerging Markets Equity
  (Class I)(i).................     1.25%       0.62%     N/A       1.87%          0.09%         1.78%
Universal Institutional Funds
  U.S. Mid Cap Value (Class
  I)(i)........................     0.75%       0.37%     N/A       1.12%          0.07%         1.05%


---------------


(i) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2003, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the operating expense limitation of 1.75% and 1.05% for the Emerging Markets Equity and U.S. Mid Cap Value portfolios respectively. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "Other Expenses", "12B-1 Fees" and "Total Net Annual Expenses", respectively, would have been 1.16%, 0.62%, 0.00% and 1.78% for the Emerging Markets Equity Portfolio and 0.68%, 0.37%, 0.00% and 1.05% for the U.S. Mid Cap Value Portfolio. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio was 0.03% of such investment related expenses.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT


     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").



     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.



     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.


THE PORTFOLIOS


     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.


     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


Fidelity Variable Insurance                  - Balanced seeks income and capital growth consistent
Products Funds -- Initial Class              with reasonable risk.
managed by Fidelity Management & Research    - Contrafund(R) seeks long-term capital appreciation.
Company                                      - Growth seeks to achieve capital appreciation.
                                             - Growth Opportunities seeks to provide capital growth.
                                             - High Income seeks a high level of current income,
                                             while also considering growth of capital.
                                             - Money Market seeks as high a level of current income
                                             as is consistent with preservation of capital and
                                               liquidity.

AIM Variable Insurance Funds                 - AIM V.I. Growth Fund seeks capital growth by
(Effective April 30, 2004 the portfolios     investing principally in seasoned and better
of INVESCO Variable Investment Funds, Inc.     capitalized companies considered to have strong
were reorganized under AIM Variable            earnings momentum.
Insurance Funds)                             - INVESCO VIF -- Dynamics Fund seeks capital growth by
managed by A I M Advisors, Inc.                investing at least 65% of its net assets in common
subadvisor: INVESCO Institutional (N.A.),      stocks of mid-sized companies.
Inc.                                         - INVESCO VIF -- Financial Services Fund seeks capital
                                               growth by normally investing at least 80% of its net
                                               assets in the equity securities and equity-related
                                               instruments of companies involved in the financial
                                               services sector.
                                             - INVESCO VIF -- Health Sciences Fund seeks capital
                                             growth by normally investing at least 80% of its net
                                               assets in the equity securities and equity-related
                                               instruments of companies that develop, produce or
                                               distribute products or services related to health
                                               care.
                                             - INVESCO VIF -- Small Company Growth Fund seeks long-
                                               term capital growth by normally investing at least
                                               80% of its net assets in small capitalization
                                               companies.
                                             - INVESCO VIF -- Technology Fund seeks capital growth
                                             by normally investing at least 80% of its net assets in
                                               equity securities and equity-related instruments of
                                               companies engaged in technology-related industries.


Janus Aspen Series                           - Capital Appreciation seeks long-term growth of
managed by Janus Capital Management LLC      capital by investing primarily in common stocks
                                               selected for their growth potential.
                                             - Flexible Income seeks to obtain maximum total return,
                                               consistent with preservation of capital by primarily
                                               investing in a wide variety of income-producing
                                               securities such as corporate bonds and notes,
                                               government securities and preferred stock.
                                             - Growth seeks long-term growth of capital in a manner
                                               consistent with the preservation of capital by
                                               investing primarily in common stocks selected for
                                               their growth potential.
                                             - International Growth seeks long-term growth of
                                             capital by investing under normal circumstances at
                                               least 80% of its net assets in securities of issuers
                                               from at least five different countries, excluding the
                                               United States.
                                             - Mid Cap Growth seeks long-term growth of capital by
                                               investing under normal circumstances, at least 80% of
                                               its net assets in securities of mid-sized companies
                                               whose market capitalization falls, at the time of
                                               initial purchase, within the 12 month average of the
                                               capitalization range of the Russell Midcap Growth
                                               Index.
                                             - Worldwide Growth seeks long-term growth of capital in
                                             a manner consistent with the preservation of capital by
                                               investing primarily in common stocks of companies of
                                               any size throughout the world.

PIMCO Variable Insurance Trust managed by    - All Asset (Administrative Class)(1) seeks maximum
Pacific Investment Management Company LLC    real return consistent with preservation of real
                                               capital and prudent investment management by
                                               investing its assets in shares of the Underlying PIMS
                                               Funds and does not invest directly in stocks or bonds
                                               or other issuers.
                                             - Real Return (Institutional Class)(1) seeks maximum
                                             real return, consistent with preservation of real
                                               capital and prudent investment management.
                                             - Short-Term (Institutional Class)(1) seeks to obtain
                                             maximum current income consistent with preservation of
                                               capital and daily liquidity by investing under normal
                                               circumstances at least 65% of its assets in a
                                               diversified portfolio of Fixed Income instruments of
                                               varying maturities.
                                             - StocksPLUS Growth and Income (Institutional Class)(1)
                                               seeks to achieve a total return which exceeds the
                                               total return performance of the S&P 500.
                                             - Total Return (Institutional Class)(1) seeks to
                                             maximize total return, consistent with preservation of
                                               capital and prudent investment management by
                                               investing under normal circumstances at least 65% of
                                               its assets in a diversified portfolio of Fixed Income
                                               instruments of varying maturities.

Royce Capital Fund                           - Royce Micro-Cap seeks long-term growth of capital by
managed by Royce and Associates, LLC           investing its assets primarily in a broadly
                                               diversified portfolio of equity securities issued by
                                               micro-cap companies (companies with stock market
                                               capitalization less than $400 million).
                                             - Royce Small-Cap seeks long-term growth of capital by
                                               investing its assets primarily in a limited number of
                                               equity securities issued by small companies with
                                               stock market capitalization between $400 million and
                                               $2 billion.

Scudder Investments VIT Funds                - EAFE(R) Equity Index seeks to match, as closely as
managed by Deutsche Asset Management, Inc.   possible, before the deduction of expenses, the
                                               performance of the EAFE(R) Index, which measures
                                               international stock market performance.
                                             - Equity 500 Index seeks to match, as closely as
                                             possible (before the deduction of expenses), the
                                               performance of the S&P 500 Index, which emphasizes
                                               stocks of large US companies.
                                             - Small Cap Index seeks to match, as closely as
                                             possible (before the deduction of expenses), the
                                               performance of the Russell 2000 Index, which
                                               emphasizes stocks of small US companies.

T. Rowe Price Equity Series, Inc.            - T. Rowe Price Blue Chip Growth seeks to provide
managed by T. Rowe Price Associates, Inc.    long-term growth of capital by investing in the common
                                               stocks of large and medium-sized blue chip growth
                                               companies; income is a secondary objective.
                                             - T. Rowe Price Equity Income seeks to provide
                                             substantial dividend income as well as long-term growth
                                               of capital through investments in the common stocks
                                               of established companies.
                                             - T. Rowe Price Mid-Cap Growth seeks to provide
                                             long-term capital appreciation by investing in mid-cap
                                               stocks with potential for above-average earnings
                                               growth.
                                             - T. Rowe Price New America Growth seeks to provide
                                             long-term growth of capital by investing primarily in
                                               the common stocks of companies operating in sectors
                                               T. Rowe Price believes will be the fastest growing in
                                               the United States.

T. Rowe Price International Series, Inc.     - T. Rowe Price International Stock seeks long-term
managed by T. Rowe Price International,      growth of capital through investments primarily in the
Inc.                                           common stocks of established non-U.S. companies.

The Universal Institutional Funds, Inc.      - Emerging Markets Debt (Class I) seeks high total
managed by Morgan Stanley Investment         return by investing primarily in fixed income
Management Inc. doing business as Van          securities of government and government-related
Kampen                                         issuers and, to a lesser extent, of corporate issuers
                                               in emerging market countries.
                                             - Emerging Markets Equity (Class I) seeks long-term
                                             capital appreciation by investing primarily in
                                               growth-oriented equity securities of issuers in
                                               emerging market countries.
                                             - U.S. Mid Cap Value (Class I) seeks above-average
                                             total return over a market cycle of three to five years
                                               by investing in common stocks of companies traded on
                                               a U.S. securities exchange with capitalizations
                                               generally in the range of companies included in the
                                               Russell Midcap Value Index.


Vanguard Variable Insurance Fund             - Balanced seeks to conserve capital, while providing
managed by the following:                    moderate income and moderate long-term growth of
Balanced and High Yield Bond -- Wellington     capital and income.
Management Company, LLP                      - Capital Growth seeks to provide long-term growth of
Capital Growth -- PRIMECAP Management        capital.
Company                                      - Diversified Value seeks to provide long-term growth
Diversified Value -- Barrow, Hanley,         of capital and a moderate level of dividend income.
Mewhinney & Strauss                          - Equity Income seeks to provide a relatively high
Equity Income -- Newell Associates           level of current income and the potential for long-term
Equity Index, Mid-Cap Index, Total Stock       growth of capital and income.
Market Index and REIT Index --               - Equity Index seeks to provide long-term growth of
Vanguard's Quantitative Equity Group         capital and income by attempting to match the
Growth -- Alliance Capital Management,         performance of a broad-based market index of stocks
L.P.                                           of large U.S. companies.
International -- Schroder Investment         - Growth seeks to provide long-term growth of capital
Management North America Inc.                by investing primarily in large-capitalization stocks
Money Market, Short-Term Corporate and         of high-quality, seasoned U.S. companies with records
Total Bond Market Index -- Vanguard's          or superior growth.
Fixed Income Group                           - High Yield Bond seeks to provide a higher level of
Small Company Growth -- Granahan             income by investing primarily in a diversified group of
Investment Management, Inc. and Grantham,      high-yielding, higher-risk corporate bonds with
Mayo, Van Otterloo & Co LLC                    medium- and lower-range credit-quality ratings,
                                               commonly known as "junk bonds".
                                             - International seeks to provide a long-term growth of
                                             capital by investing primarily in the stocks of
                                               seasoned companies located outside of the United
                                               States.
                                             - Mid-Cap Index seeks to provide long-term growth of
                                             capital by attempting to match the performance of a
                                               broad-based market index of stocks of medium-size
                                               U.S. companies.
                                             - Money Market seeks to provide income while
                                             maintaining liquidity and a stable share price of $1.
                                               An investment in the Portfolio is not insured or
                                               guaranteed by the FDIC or any other government
                                               agency. Although the Portfolio seeks to preserve the
                                               value of your investment at $1 per share, it is
                                               possible to lose money by investing in the Portfolio.
                                             - REIT Index seeks to provide a high level of income
                                             and moderate long-term growth of capital.
                                             - Short-Term Corporate seeks income while maintaining a
                                             high degree of stability of principal.
                                             - Small Company Growth seeks to provide long-term
                                             growth of capital by investing primarily in the stocks
                                               of smaller companies (which, at the time of purchase,
                                               typically have a market value of less than $1-$2
                                               billion).
                                             - Total Bond Market Index seeks to provide a higher
                                             level of income by attempting to match the performance
                                               of a broad-based market index of publicly traded,
                                               investment-grade bonds.
                                             - Total Stock Market Index seeks to match the
                                             performance of a benchmark index that measures the
                                               investment return of the overall stock market.


---------------


(1) Administrative class shares have 12b-1 fees; institutional class shares do not.


     We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios.


YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.



     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.



     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.



CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.


SERVICES AND BENEFITS WE
PROVIDE UNDER
THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;



                                 - investment options, including net premium
                                   allocations;



                                 - administration of elective options; and



                                 - the distribution of reports to owners.



COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;



                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);



                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and



                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and



                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.



     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.



PREMIUM LOAD



     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.



     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.


For Policies issued on or
after
January 28, 2002, THE PERCENT
OF
PREMIUM LOAD CURRENTLY EQUALS:   - 11.50% of premium received up to target
                                   premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                 - 6.00% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                 - 2.10% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                 - 0.50% of all premium received thereafter.


     Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.


DEFERRED SALES CHARGE

     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

For Policies issued on or
after May 1,
2001, the current deferred
sales charge
equals:                          - 1.50% of premium received up to target
                                   premium; and

                                 - 0.40% of premium received in excess of target
                                   premium in Policy Year 1.

     Different charges apply to Policies issued prior to May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.

     Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS


                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.


MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.


                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:


                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;



                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and



                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)


                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.


     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.



     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.



     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.



     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.


OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.


                                  The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:


                                 -- An effective annual rate of 0.70% in Policy
                                    years 1-17; and

                                 -- An effective annual rate of 0.20%
                                    thereafter.

                                 Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                 The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                 If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE


     - After the first Policy year, you may make a partial withdrawal.



     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.



     - We currently do not impose this charge.



     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.


     - We will not increase this charge.

  LOAN INTEREST


     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.


     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The minimum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE


     - We currently allow you to make any number of transfers each year free of charge.



     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.



     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.



     - We deduct the transfer charge from the amount being transferred.



     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.



     - We will not increase this charge.



     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under TRANSFERS.

  TAXES


     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 1.87% in 2003. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.



THE POLICY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;


     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);



     - to change the owner of this Policy (there may be tax consequences);



     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and



     - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.


     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY


     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.


     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:


     - A minimum of five Policies are issued, each on the life of a different insured; OR



     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.



     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.


     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:


     - the date of your application; or



     - the date the insured completes all of the medical tests and examinations that we require.


REPLACEMENT OF EXISTING INSURANCE


     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:


     - the cash value as of the date the Policy is returned; or



     - the premiums paid less any partial withdrawals.



     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.


BACKDATING A POLICY


     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.



     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.



POLICY FEATURES

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--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:


     - allocation percentages must be in whole numbers; and



     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.



     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year).


  PLANNED PERIODIC PAYMENTS


     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.



     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).


  PREMIUM LIMITATIONS


     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.


  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:


     M & T Bank


     ABA #022000046

     For credit to: Western Reserve Life
     Account #: 89487643

     Include your name and Policy number on all correspondence


TRANSFERS

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--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



     - You may request transfers in writing (in a form we accept), or by fax to our administrative office.



     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.



     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.


     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.


     - We consider all transfers made in any one day to be a single transfer.



     - Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.



DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This Policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



     Programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and
(3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.



     Do not invest with us if you intend to conduct market timing or other disruptive trading.



     DETECTION. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or redemption fees or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.



     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.



TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:


     - We will employ reasonable procedures to confirm that fax instructions are genuine.



     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.



     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.



     We cannot guarantee that faxed transactions will always be available. For example, our administrative offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and



                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.



     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.



ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;



                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or



                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.



     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


POLICY VALUES

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--------------------------------------------------------------------------------

CASH VALUE


     Your Policy's cash value:


     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).


     - Serves as the starting point for calculating values under a Policy.



     - Equals the sum of all values in each subaccount and the loan account.



     - Is determined on the effective date and on each valuation day.



     - Has no guaranteed minimum amount and may be more or less than premiums paid.


NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.


NET CASH VALUE ON ANY
VALUATION DATE

EQUALS:                          - the cash value as of such date; MINUS


                                 - any outstanding Policy loan amount
                                   (indebtedness).


SUBACCOUNT VALUE


     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:


     - partial withdrawals or transfers from a subaccount;



     - surrender of the Policy;



     - payment of the life insurance benefit proceeds;



     - Policy loans; and



     - the monthly deduction.



THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS



                                 - units purchased with additional net
                                   premium(s); PLUS



                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS



                                 - units redeemed to pay for monthly deductions;
                                   MINUS



                                 - units redeemed to pay for partial
                                   withdrawals; MINUS



                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS



                                 - units redeemed to pay transfer charges.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS


      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

     - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.


LIFE INSURANCE BENEFIT

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--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS



                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS



                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS



                                 - any additional insurance in force provided by
                                   rider.



     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.



LIFE INSURANCE BENEFIT OPTIONS



     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.



LIFE INSURANCE BENEFIT UNDER
OPTION 1

IS THE GREATER OF:               1.the face amount of the Policy; OR


                                 2.the applicable percentage called the
                                   "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.


     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.


     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds

$20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 2

IS THE GREATER OF:               1.the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR


                                 2. the limitation percentage; MULTIPLIED BY



                                    - the cash value on the insured's date of
                                      death.


     Under Option 2, the life insurance benefit always varies as the cash value varies.


     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 3

IS THE GREATER OF:               1.the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR


                                 2. the limitation percentage; MULTIPLIED BY



                                    - the cash value on the insured's date of
                                      death.



     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.



     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.



                       *               *               *


     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.


LIFE INSURANCE BENEFIT COMPLIANCE TESTS



     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)



             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST



 INSURED'S                   INSURED'S                    INSURED'S
ATTAINED AGE                ATTAINED AGE                ATTAINED AGE
 ON POLICY     LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------   ----------   ------------   ----------   -------------   ----------
    0-40          250            59           134            78            105
     41           243            60           130            79            105
     42           236            61           128            80            105
     43           229            62           126            81            105
     44           222            63           124            82            105
     45           215            64           122            83            105
     46           209            65           120            84            105
     47           203            66           119            85            105
     48           197            67           118            86            105
     49           191            68           117            87            105
     50           185            69           116            88            105
     51           178            70           115            89            105
     52           171            71           113            90            105
     53           164            72           111            91            104
     54           157            73           109            92            103
     55           150            74           107            93            102
     56           146            75           105           94-99          101
     57           142            76           105          100 and         100
     58           138            77           105           older



          LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST



  INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
  ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     20         631     751          47        267     312          74         137     148
     21         612     727          48        259     303          75         135     145
     22         595     704          49        251     294          76         133     142
     23         577     681          50        244     285          77         131     139
     24         560     659          51        237     276          78         129     136
     25         542     638          52        230     268          79         127     134
     26         526     617          53        224     261          80         125     131
     27         509     597          54        218     253          81         124     129
     28         493     578          55        212     246          82         122     127
     29         477     559          56        206     239          83         121     125

  INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
  ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     30         462     541          57        201     232          84         119     123
     31         447     523          58        195     226          85         118     121
     32         432     506          59        190     219          86         117     119
     33         418     489          60        186     213          87         116     118
     34         404     473          61        181     207          88         115     117
     35         391     458          62        177     201          89         114     115
     36         379     443          63        172     196          90         113     114
     37         366     428          64        168     191          91         112     113
     38         355     414          65        164     186          92         111     111
     39         343     401          66        161     181          93         110     110
     40         332     388          67        157     176          94         109     109
     41         322     376          68        154     172          95         107     108
     42         312     364          69        151     167          96         106     106
     43         302     353          70        148     163          97         105     105
     44         293     342          71        145     159          98         103     103
     45         284     332          72        142     155          99         102     102
     46         275     322          73        140     152          100        100     100



     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.



     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".



     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.



     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.



     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.



     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.



CHOOSING A LIFE INSURANCE BENEFIT OPTION



     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.


CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.


     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.


     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.


     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.


HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT


     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e. whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals.)


CHANGING THE FACE AMOUNT


     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.


CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.



                                 - You may not decrease your face amount lower
                                   than $25,000.



                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.


INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.



                                 - You must submit additional evidence of
                                   insurability as requested.



                                 - We reserve the right to decline any increase
                                   request.



                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next month deduction after the increase becomes effective.



                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.



                                 - The two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date when such increase takes effect.


                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.


SURRENDERS AND PARTIAL WITHDRAWALS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS


     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.



CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.


                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.


                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.



                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.



                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.



                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.



                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.



                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.


                                 - A partial withdrawal may have tax
                                   consequences.


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.


LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.



                                 - The maximum amount you may borrow is 90% of
                                   the net cash value, MINUS any outstanding loan amount.



                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.


                                 - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.


     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.


  INTEREST RATE CHARGED


     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:


     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.


     - We will give notice of any change in the annual interest rate within 30 days of the change.


  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS


     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.


EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT


     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:



     - submit a written application for reinstatement to our administrative office;



     - provide evidence of insurability satisfactory to us;



     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.



     - either reinstate or repay any unpaid loan.


     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:


     - the end of the late period;



     - the date the insured dies; or



     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.



     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.


     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.


     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.



     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.



     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.



     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.



     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.


     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.


     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


     Possible Charges for Western Reserve's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.



OTHER POLICY INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE


     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:



     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR



     - the SEC permits, by an order, the postponement for the protection of policyowners; OR



     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.



     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.



     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.


SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.


     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.


     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.



     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department recently issued regulations that, significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.



SUPPLEMENTAL BENEFITS (RIDERS)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.


TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.


FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.



                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.



                                 - The term insurance rider terminates at age
                                   100.



                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.



                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.



     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.



ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation ("AFSG"), for the distribution and sales of the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws, and that sell the Policies through written agreements with AFSG.

     The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium; and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.



     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments may give selling firms an incentive to recommend this product over others.



     The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:



     - the premium load;



     - the annual deferred sales load;



     - the monthly contract charge;



     - the mortality and expense risk charge; and



     - revenues, if any, that we receive from the underlying fund portfolios or their managers.



     Other incentives or payments, like commissions, are not charged to the Policy owners or the separate account.



     Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.



     All such sales representatives are registered with the NASD and with the state in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS


     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.


FINANCIAL STATEMENTS


     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Investments........
Additional Information......................................
  Settlement Options........................................
     Fixed Period Option....................................
     Life Income Option.....................................
     Joint and Survivor Income Option.......................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Auditors......................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.



age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.


beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2003. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.



INQUIRIES



     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.


     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-57681/811-08833

PROSPECTUS

MAY 1, 2004



                                  ADVANTAGE IV

                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499

                         1-888-804-8461  1-610-439-5253


            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the following corresponding portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


[ ]  Contrafund(R) Portfolio



FIRST EAGLE VARIABLE FUNDS, INC.


[ ]  First Eagle Overseas Variable Fund



GATEWAY VARIABLE INSURANCE TRUST


[ ]  Gateway VIT Fund



JANUS ASPEN SERIES


[ ]  Balanced Portfolio


[ ]  Capital Appreciation Portfolio


[ ]  Flexible Income Portfolio


[ ]  International Growth Portfolio


[ ]  Mid Cap Growth Portfolio


[ ]  Worldwide Growth Portfolio



PBHG INSURANCE SERIES FUND


[ ]  PBHG Large Cap Growth Portfolio


[ ]  PBHG Select Value Portfolio



PIMCO VARIABLE INSURANCE TRUST


[ ]  All Asset Portfolio (Administrative Class)


[ ]  High Yield Portfolio (Institutional Class)


[ ]  Real Return Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)



ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio



RYDEX VARIABLE TRUST


[ ]  Nova Fund


[ ]  OTC Fund



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio*



THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Corporate Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


* Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS
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--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     3
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     4
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
Western Reserve, The Separate Account and the Portfolios....    11
     Western Reserve........................................    11
     The Separate Account...................................    11
     The Portfolios.........................................    11
     Your Right to Vote Portfolio Shares....................    15
Charges and Deductions......................................    15
     Premium Load...........................................    16
     Deferred Sales Charge..................................    16
     Monthly Deduction......................................    16
       The Monthly Deduction is Equal to....................    17
       Monthly Contract Charge..............................    17
       Monthly Cost of Insurance Charge.....................    17
       Optional Insurance Riders............................    18
       Mortality and Expense Risk Charge....................    18
     Administrative Charges.................................    19
       Partial Withdrawal Charge............................    19
       Loan Interest........................................    19
       Transfer Charge......................................    19
       Taxes................................................    19
       Portfolio Expenses...................................    20

The Policy..................................................    20
     Ownership Rights.......................................    20
     Modifying the Policy...................................    20
     Purchasing a Policy....................................    21
     Replacement of Existing Insurance......................    21
     When Insurance Coverage Takes Effect...................    21
     Free-Look Period.......................................    21
     Backdating a Policy....................................    22
Policy Features.............................................    22
     Premiums...............................................    22
       Allocating Premiums..................................    22
       Premium Flexibility..................................    23
       Planned Periodic Payments............................    23
       Premium Limitations..................................    23
       Making Premium Payments..............................    23
Transfers...................................................    24
     General................................................    24
     Disruptive Trading and Market Timing...................    24
     Transfer Procedures....................................    25
     Asset Rebalancing Program..............................    26
     Third Party Asset Allocation Services..................    27
Policy Values...............................................    27
     Cash Value.............................................    27
     Net Cash Value.........................................    27
     Subaccount Value.......................................    27
     Accumulation Units.....................................    28
     Accumulation Unit Value................................    28
     Net Investment Factor..................................    28
Life Insurance Benefit......................................    29
     Life Insurance Benefit Options.........................    29
     Life Insurance Benefit Compliance Tests................    31
     Choosing a Life Insurance Benefit Option...............    33
     Changing the Life Insurance Benefit Option.............    33
     How Life Insurance Benefits May Vary in Amount.........    33
     Changing the Face Amount...............................    34
     Decreasing the Face Amount.............................    34
     Increasing the Face Amount.............................    34
     Duration of the Policy.................................    35
     Payment Options........................................    35
Surrenders and Partial Withdrawals..........................    35
     Surrenders.............................................    35
     Partial Withdrawals....................................    35

Loans.......................................................    36
     General................................................    36
       Interest Rate Charged................................    37
       Loan Account Interest Rate Credited..................    37
       Indebtedness.........................................    37
       Repayment of Indebtedness............................    37
       Effect of Policy Loans...............................    37
Policy Lapse and Reinstatement..............................    38
     Lapse..................................................    38
     Reinstatement..........................................    38
Policy Termination..........................................    39
Federal Income Tax Considerations...........................    39
     Tax Status of the Policy...............................    39
     Tax Treatment of Policy Benefits.......................    39
Other Policy Information....................................    42
     Payments We Make.......................................    42
     Split Dollar Arrangements..............................    42
Supplemental Benefits (Riders)..............................    43
     Term Insurance Rider...................................    43
Additional Information......................................    44
     Sale of the Policies...................................    44
     State Variations.......................................    45
     Legal Proceedings......................................    45
     Financial Statements...................................    45
Table of Contents of the Statement of Additional
  Information...............................................    46
Glossary....................................................    47
Prospectus Back Cover
     Personalized Illustrations of Policy Benefits
     Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.


POLICY BENEFITS


  THE POLICY IN GENERAL


     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).



     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:



      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR



      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.



     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



     - Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolio" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.


     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT


     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, and any additional insurance provided by riders you purchase.


     - Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        -- the face amount of the Policy, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


      - Option 2 is the greater of:

        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or


        -- a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.


     - An asset rebalancing program is available.



     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.


  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.



     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued prior to January 28, 2002.



     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.



     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS


     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.



     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.



     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.



     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.



     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy.


     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE


     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due and then your Policy will lapse unless you make a sufficient payment during the late period.



     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.


     A Policy lapse may have adverse tax consequences.


     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.


     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.



     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.


     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.


  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES



     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.



PORTFOLIO RISKS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.



     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.


                                TRANSACTION FEES


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  11.50% of each premium received up   11.50% of premium received up
                          premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; 0.50% of
                                                                                all premium received in Policy
                                                                                years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
                                           to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each        First 12 transfers in a Policy year  We do not currently impose the
                          transfer beyond  are free, and we reserve the right   transfer charge
                          12 transfers in  to charge $25.00 for each
                          any Policy year  subsequent transfer

LOAN INTEREST
SPREAD(2)...............  On Policy        2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                        years 1-17; 0.20% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(3)


---------------


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.


(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.


          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $16.50 per month in the first        $16.50 per month in the first
                          effective date   Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          and on each                                           2+
                          monthly
                          deduction day

COST OF INSURANCE(2)      On the
                          effective date
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           0.90% (annually) of the average      0.70% (annually) of the
                          effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+
DEFERRED SALES LOAD.....  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1



            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES



                          WHEN CHARGE IS      AMOUNT DEDUCTED MAXIMUM             AMOUNT DEDUCTED
CHARGE                       DEDUCTED            GUARANTEED CHARGE                 CURRENT CHARGE
------                    --------------      -----------------------             ---------------
RIDER CHARGES:(4)

  TERM LIFE INSURANCE
  RIDER                   On the
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.06 per month per $1000 of    $0.0138 per month per $1000 of
                                           net amount at risk              net amount at risk

  - Maximum Charge......                   $83.33 per month per $1000 of   $33.04 per month per $1000 of
                                           net amount at risk              net amount at risk

  - Charge for a Male,
    age 48, Guarantee
    Issue...............                   $0.50 per month per $1000 of    $0.11 per month per $1000 of
                                           net amount at risk              net amount at risk

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.


(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.


(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.


(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.



     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2003. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     1.54%



                      ANNUAL PORTFOLIO OPERATING EXPENSES


                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)



     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2003 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

                                                                                 FEES AND
                                                                                 EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY   TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES      REIMBURSED     EXPENSES
---------                        ----------   --------   -----   -----------   -------------   ---------
Fidelity VIP
  Contrafund(R)(1).............     0.58%       0.09%     N/A        0.67%          0.00%        0.67%
First Eagle Overseas...........     0.75%       0.37%    0.25%       1.37%          0.00%        1.37%
Gateway VIT(2).................     0.50%       0.49%     N/A        0.99%          0.00%        0.99%
Janus Aspen Series Balanced
  (Institutional Class)(3).....     0.65%       0.02%     N/A        0.67%          0.00%        0.67%
Janus Aspen Series Capital
  Appreciation (Institutional
  Class)(3)....................     0.65%       0.03%     N/A        0.68%          0.00%        0.68%
Janus Aspen Series Flexible
  Income (Institutional
  Class)(3)....................     0.60%       0.04%     N/A        0.64%          0.00%        0.64%
Janus Aspen Series
  International Growth
  (Institutional Class)(3).....     0.65%       0.11%     N/A        0.76%          0.00%        0.76%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Class)(3)....................     0.65%       0.02%     N/A        0.67%          0.00%        0.67%
Janus Aspen Series Worldwide
  Growth (Institutional
  Class)(3)....................     0.65%       0.06%     N/A        0.71%          0.00%        0.71%
PBHG Large Cap Growth
  Portfolio(4).................     0.75%       0.31%     N/A        1.06%          0.00%        1.06%
PBHG Select Value
  Portfolio(5).................     0.65%       0.25%     N/A        0.90%          0.00%        0.90%
PIMCO All Asset (Administrative
  Class)(6)....................     0.20%      11.32%     N/A       11.52%         10.32%        1.20%
PIMCO High Yield (Institutional
  Class).......................     0.25%       0.35%     N/A        0.60%          0.00%        0.60%
PIMCO Real Return
  (Institutional Class)(7).....     0.25%       0.26%     N/A        0.51%          0.00%        0.51%
PIMCO Total Return
  (Institutional Class)........     0.25%       0.25%     N/A        0.50%          0.00%        0.50%
Royce Micro-Cap................     1.25%       0.09%     N/A        1.34%          0.00%        1.34%
Rydex Nova(8)..................     0.75%       0.79%     N/A        1.54%          0.00%        1.54%
Rydex OTC(8)...................     0.75%       0.78%     N/A        1.53%          0.00%        1.53%
T. Rowe Price Equity Income....     0.85%       0.00%     N/A        0.85%          0.00%        0.85%
T. Rowe Price Mid-Cap Growth...     0.85%       0.00%     N/A        0.85%          0.00%        0.85%
Third Avenue Value
  Portfolio(9).................     0.90%       0.34%     N/A        1.24%          0.00%        1.24%
Vanguard VIF Balanced..........     0.19%       0.12%     N/A        0.31%          0.00%        0.31%
Vanguard VIF Capital Growth....     0.19%       0.29%     N/A        0.48%          0.00%        0.48%
Vanguard VIF Diversified
  Value........................     0.30%       0.18%     N/A        0.48%          0.00%        0.48%
Vanguard VIF Equity Index......     0.15%       0.03%     N/A        0.18%          0.00%        0.18%
Vanguard VIF High Yield Bond...     0.20%       0.09%     N/A        0.29%          0.00%        0.29%
Vanguard VIF International.....     0.24%       0.23%     N/A        0.47%          0.00%        0.47%
Vanguard VIF Mid-Cap Index.....     0.22%       0.07%     N/A        0.29%          0.00%        0.29%
Vanguard VIF Money Market......     0.16%       0.04%     N/A        0.20%          0.00%        0.20%
Vanguard VIF REIT Index........     0.30%       0.06%     N/A        0.36%          0.00%        0.36%
Vanguard VIF Short-Term
  Corporate....................     0.16%       0.04%     N/A        0.20%          0.00%        0.20%
Vanguard VIF Small Company
  Growth.......................     0.28%       0.27%     N/A        0.55%          0.00%        0.55%

                                                                                 FEES AND
                                                                                 EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY   TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES      REIMBURSED     EXPENSES
---------                        ----------   --------   -----   -----------   -------------   ---------
Vanguard VIF Total Bond Market
  Index........................     0.18%       0.04%     N/A        0.22%          0.00%        0.22%
Vanguard VIF Total Stock Market
  Index........................     0.17%       0.03%     N/A        0.20%          0.00%        0.20%


---------------


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.



(2) The Fund's adviser has contractually agreed to waive all or a portion of its management fees in order to maintain total annual Fund operating expenses at 1.00% through December 31, 2004. The adviser has not agreed to reimburse any Fund expenses.



(3) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



(4) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(5) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(6) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(7) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



(8) Rydex Investments has voluntarily agreed to reimburse the expense if they exceed a certain level. Including this reimbursement, the annual operating expense was 1.22% This arrangement may be discontinued at any time.



(9) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT


     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").



     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.



     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.



THE PORTFOLIOS



     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.


     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

Fidelity Variable Insurance Products        - Contrafund(R) seeks long-term capital appreciation.
Funds -- Initial Class managed by
Fidelity Management & Research Company

First Eagle Variable Funds, Inc.            - First Eagle Overseas seeks long-term growth of capital by investing
managed by Arnhold and S. Bleichroeder        primarily in equities, including common and preferred stock,
Advisers, LLC                                 warrants, or other similar rights, and convertible securities, issued by small and medium size, non-U.S. companies.

Gateway Variable Insurance Trust            - Gateway VIT seeks to capture the majority of the higher returns
managed by Gateway Investment Advisers,       associated with equity market investments, while exposing investors
L.P.                                          to significantly less risk than other equity investments. The Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.

Janus Aspen Series                          - Balanced seeks long-term capital growth, consistent with
managed by Janus Capital Management LLC       preservation of capital and balanced by current income.
                                            - Capital Appreciation seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential.
                                            - Flexible Income seeks to obtain maximum total return, consistent with preservation of capital by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.
                                            - International Growth seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.
                                            - Mid Cap Growth seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap Growth Index.
                                            - Worldwide Growth seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

PBHG Insurance Series Fund                  - Large Cap Growth seeks to provide investors long term growth of
managed by Pilgrim Baxter & Associates,       capital by investing, under normal market conditions, at least 80%
Ltd.                                          of its assets in growth securities, such as common stocks, of large capitalization companies.
                                            - Select Value seeks to provide investors long-term growth of capital and income by investing, under normal market conditions, at least
                                              65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. Current income is a secondary objective.

PIMCO Variable Insurance Trust              - All Asset (Administrative Class)(1) seeks maximum real return
managed by Pacific Investment Management      consistent with preservation of real capital and prudent investment
Company LLC                                   management by investing its assets in shares of the Underlying PIMS
                                              Funds and does not invest directly in stocks or bonds or other issuers.
                                            - High Yield (Institutional Class)(1) Seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective
                                              June 1, 2004, the High Yield Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the
                                              Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
                                            - Real Return (Institutional Class)(1) seeks maximum real return, consistent with preservation of real capital and prudent investment management.
                                            - Total Return (Institutional Class)(1) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund                          - Royce Micro-Cap seeks long-term growth of capital by investing its
managed by Royce and Associates, LLC          assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $400 million).

Rydex Variable Trust                        - Nova seeks to provide investment returns that correspond to 150% of
managed by Rydex Global Advisors              the daily performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, The
                                              American Stock Exchange and the NASDAQ.
                                            - OTC seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Equity Income seeks to provide substantial dividend
managed by T. Rowe Price Associates, Inc.     income as well as long-term growth of capital through investments in the common stocks of established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust          - Third Avenue Value seeks long-term capital appreciation. The
managed by Third Avenue Management LLC        Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their true value.

Vanguard Variable Insurance Fund            - Balanced seeks to conserve capital, while providing moderate income
managed by the following:                     and moderate long-term growth of capital and income.
Balanced and High Yield Bond -- Wellington  - Capital Growth seeks to provide long-term growth of capital.
Management Company, LLP
                                            - Diversified Value seeks to provide long-term growth of capital and a
Capital Growth -- PRIMECAP Management         moderate level of dividend income.
Company
                                            - Equity Index seeks to provide long-term growth of capital and income
Diversified Value -- Barrow, Hanley,          by attempting to match the performance of a broad- based market
Mewhinney & Strauss                           index of stocks of large U.S. companies.
Equity Income -- Newell Associates          - High Yield Bond seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding,
Equity Index, Mid-Cap Index, Total Stock      higher-risk corporate bonds with medium- and lower-range
Market Index and REIT Index -- Vanguard's     credit-quality ratings, commonly known as "junk bonds".
Quantitative Equity Group
                                            - International seeks to provide a long-term growth of capital by
Growth -- Alliance Capital Management,        investing primarily in the stocks of seasoned companies located
L.P.                                          outside of the United States.
International -- Schroder Investment        - Mid-Cap Index seeks to provide long-term growth of capital by
Management North America Inc.                 attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.
Money Market, Short-Term Corporate and
Total Bond Market Index -- Vanguard's       - Money Market seeks to provide income while maintaining liquidity and
Fixed Income Group                            a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.
Small Company Growth -- Granahan              Although the Portfolio seeks to preserve the value of your
Investment Management, Inc. and Grantham,     investment at $1 per share, it is possible to lose money by
Mayo, Van Otterloo & Co LLC                   investing in the Portfolio.
                                            - REIT Index seeks to provide a high level of income and moderate long-term growth of capital.
                                            - Short-Term Corporate seeks income while maintaining a high degree of stability of principal.
                                            - Small Company Growth seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than
                                              $1-$2 billion).
                                            - Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.
                                            - Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.


---------------


(1) Administrative class shares have 12b-1 fees; institutional class shares do not.



     We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.



     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.



     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.



CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.


SERVICES AND BENEFITS WE
PROVIDE UNDER THE POLICY:        - the life insurance benefit, cash value and
                                   loan benefits;



                                 - investment options, including net premium
                                   allocations;



                                 - administration of elective options; and



                                 - the distribution of reports to owners.



COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;



                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);



                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and



                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.



RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and



                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.



PREMIUM LOAD



     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.



     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.


     For Policies issued on or after January 28, 2002, THE PERCENT OF PREMIUM LOAD CURRENTLY EQUALS:


     - 11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy Year 1; and


     - 6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

     - 2.10% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

     - 0.50% of all premium received thereafter.


     Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.



DEFERRED SALES CHARGE


     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

     For Policies issued on or after May 1, 2001, the current deferred sales charge equals:

     - 1.50% of premium received up to target premium; and

     - 0.40% of premium received in excess of target premium in Policy Year 1.


     Different charges apply to Policies issued prior to May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.


     Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS



                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS


                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.


MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.



                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.



                                 - This charge is used to cover administrative
                                   services relating to the Policy.


MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:


                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;



                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and



                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)


                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.


     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.


     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.



     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.



     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.


OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.


                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:


                                   -- An effective annual rate of 0.70% in
                                      Policy years 1-17; and

                                   -- An effective annual rate of 0.20%
                                      thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE


     - After the first Policy year, you may make a partial withdrawal.



     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.



     - We currently do not impose this charge.



     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.


     - We will not increase this charge.

  LOAN INTEREST


     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.


     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The minimum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE


     - We currently allow you to make any number of transfers each year free of charge.



     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.



     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.



     - We deduct the transfer charge from the amount being transferred.



     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.


     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under TRANSFERS.


  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 1.54% in 2003. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.



THE POLICY

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--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;


     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);



     - to change the owner of this Policy (there may be tax consequences);



     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and



     - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.


     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY


     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.


     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:


     - A minimum of five Policies are issued, each on the life of a different insured; OR



     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.



     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.


     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:


     - the date of your application; or



     - the date the insured completes all of the medical tests and examinations that we require.


REPLACEMENT OF EXISTING INSURANCE


     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your

Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:


     - the cash value as of the date the Policy is returned; or



     - the premiums paid less any partial withdrawals.



     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.


BACKDATING A POLICY


     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.



     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.



POLICY FEATURES

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--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:


     - allocation percentages must be in whole numbers; and



     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.



     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year).


  PLANNED PERIODIC PAYMENTS


     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.



     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).


  PREMIUM LIMITATIONS


     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.


  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:


     M & T Bank


     ABA #022000046

     For credit to: Western Reserve Life
     Account #: 89487643

     Include your name and Policy number on all correspondence


TRANSFERS

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--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



     - You may request transfers in writing (in a form we accept), or by fax to our administrative office.



     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.



     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.


     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.


     - We consider all transfers made in any one day to be a single transfer.



     - Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.



DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This Policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



     Programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.



     Do not invest with us if you intend to conduct market timing or other disruptive trading.



     DETECTION. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or redemption fees or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.



     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.



TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:


     - We will employ reasonable procedures to confirm that fax instructions are genuine.



     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.



     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.



     We cannot guarantee that faxed transactions will always be available. For example, our administrative offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and



                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.



     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.



ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;



                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or



                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.



     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


POLICY VALUES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE


  Your Policy's cash value:


     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).


     - Serves as the starting point for calculating values under a Policy.



     - Equals the sum of all values in each subaccount and the loan account.



     - Is determined on the effective date and on each valuation day.



     - Has no guaranteed minimum amount and may be more or less than premiums paid.


NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.


NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS


                                 - any outstanding Policy loan amount
                                 (indebtedness).


SUBACCOUNT VALUE


     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:


     - partial withdrawals or transfers from a subaccount;


     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.


THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS



                                 - units purchased with additional net
                                   premium(s); PLUS



                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS



                                 - units redeemed to pay for monthly deductions;
                                   MINUS



                                 - units redeemed to pay for partial
                                   withdrawals; MINUS



                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS



                                 - units redeemed to pay transfer charges.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS


      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.


LIFE INSURANCE BENEFIT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS



                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS



                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS



                                 - any additional insurance in force provided by
                                   rider.



     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.



LIFE INSURANCE BENEFIT OPTIONS



     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.



LIFE INSURANCE BENEFIT UNDER
OPTION 1

IS THE GREATER OF:               1.the face amount of the Policy; OR


                                 2.the applicable percentage called the
                                   "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.


     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.


     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds

$20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 2

IS THE GREATER OF:               1. the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR


                                 2. the limitation percentage; MULTIPLIED BY



                                    - the cash value on the insured's date of
                                      death.


     Under Option 2, the life insurance benefit always varies as the cash value varies.


     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 3

IS THE GREATER OF:               1.the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR


                                 2. the limitation percentage; MULTIPLIED BY



                                    - the cash value on the insured's date of
                                      death.



     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.



     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.



                                    *  *  *


     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.


LIFE INSURANCE BENEFIT COMPLIANCE TESTS



     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)



             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST



 INSURED'S                  INSURED'S                    INSURED'S
ATTAINED AGE               ATTAINED AGE                ATTAINED AGE
 ON POLICY    LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------  ----------   ------------   ----------   -------------   ----------
    0-40         250            59           134
     41          243            60           130            78            105
     42          236            61           128            79            105
     43          229            62           126            80            105
     44          222            63           124            81            105
     45          215            64           122            82            105
     46          209            65           120            83            105
     47          203            66           119            84            105
     48          197            67           118            85            105
     49          191            68           117            86            105
     50          185            69           116            87            105
     51          178            70           115            88            105
     52          171            71           113            89            105
     53          164            72           111            90            105
     54          157            73           109            91            104
     55          150            74           107            92            103
     56          146            75           105            93            102
     57          142            76           105           94-99          101
     58          138            77           105       100 and older      100

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST



 INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     20        631     751          47        267     312          74         137     148
     21        612     727          48        259     303          75         135     145
     22        595     704          49        251     294          76         133     142
     23        577     681          50        244     285          77         131     139
     24        560     659          51        237     276          78         129     136
     25        542     638          52        230     268          79         127     134
     26        526     617          53        224     261          80         125     131
     27        509     597          54        218     253          81         124     129
     28        493     578          55        212     246          82         122     127
     29        477     559          56        206     239          83         121     125
     30        462     541          57        201     232          84         119     123
     31        447     523          58        195     226          85         118     121
     32        432     506          59        190     219          86         117     119
     33        418     489          60        186     213          87         116     118
     34        404     473          61        181     207          88         115     117
     35        391     458          62        177     201          89         114     115
     36        379     443          63        172     196          90         113     114
     37        366     428          64        168     191          91         112     113
     38        355     414          65        164     186          92         111     111
     39        343     401          66        161     181          93         110     110
     40        332     388          67        157     176          94         109     109
     41        322     376          68        154     172          95         107     108
     42        312     364          69        151     167          96         106     106
     43        302     353          70        148     163          97         105     105
     44        293     342          71        145     159          98         103     103
     45        284     332          72        142     155          99         102     102
     46        275     322          73        140     152          100        100     100



     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.



     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".



     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.



     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.



     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.



CHOOSING A LIFE INSURANCE BENEFIT OPTION



     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.



     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.


CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.


     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.


     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.


     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.


HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e. whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).


CHANGING THE FACE AMOUNT


     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.


DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.


CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.



                                 - You may not decrease your face amount lower
                                   than $25,000.



                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.


INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.



                                 - You must submit additional evidence of
                                   insurability as requested.



                                 - We reserve the right to decline any increase
                                   request.



                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next month deduction after the increase becomes effective.



                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.



                                 - The two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date when such increase takes effect.


                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.


SURRENDERS AND PARTIAL WITHDRAWALS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS


     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.



CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.


                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.


                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.



                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.



                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.



                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.





                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.


                                 - A partial withdrawal may have tax
                                   consequences.


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.



LOANS

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GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.



                                 - The maximum amount you may borrow is 90% of
                                   the net cash value, MINUS any outstanding loan amount.



                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.


                                 - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.


  INTEREST RATE CHARGED


     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:


     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.


     -



     - We will give notice of any change in the annual interest rate within 30 days of the change.


  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS


     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.


EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.


POLICY LAPSE AND REINSTATEMENT

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--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT


     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:



     - submit a written application for reinstatement to our administrative office;



     - provide evidence of insurability satisfactory to us;



     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.



     - either reinstate or repay any unpaid loan.


     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

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--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:


     - the end of the late period;


     - the date the insured dies; or

     - the date the Policy is surrendered.


FEDERAL INCOME TAX CONSIDERATIONS

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--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.



     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.


     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.


     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS


     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.


     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:



     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.



     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.



     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.



     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.



     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.



     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18(th) Policy year are less clear, and a tax advisor should be consulted about such loans.



     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100(th) birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.


     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


     Possible Charges for Western Reserve's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.



OTHER POLICY INFORMATION

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PAYMENTS WE MAKE



     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:



     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR



     - the SEC permits, by an order, the postponement for the protection of policyowners; OR



     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.



     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.



     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.



SPLIT DOLLAR ARRANGEMENTS


     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.


     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.



     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department recently issued regulations that, significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.



SUPPLEMENTAL BENEFITS (RIDERS)

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     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.



TERM INSURANCE RIDER


     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.


FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.



                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.



                                 - The term insurance rider terminates at age
                                   100.



                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.



                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.



     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION

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SALE OF THE POLICIES



     We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation ("AFSG"), for the distribution and sales of the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws, and that sell the Policies through written agreements with AFSG.



     The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium; and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.



     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments may give selling firms an incentive to recommend this product over others.



     The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:



     - the premium load;



     - the annual deferred sales load;



     - monthly contract charge;



     - the mortality and expense risk charge; and



     - revenues, if any, that we receive from the underlying fund portfolios or their managers.



     Other incentives or payments, like commissions, are not charged to the Policy owners or the separate account.



     Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.



     All such sales representatives are registered with the NASD and with the state in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS


     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.


LEGAL PROCEEDINGS



     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.



FINANCIAL STATEMENTS



     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
  Changing the Owner........................................
  Choosing the Beneficiary..................................
  Changing the Beneficiary..................................
  Assigning the Policy......................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Investments........
Additional Information......................................
  Settlement Options........................................
  Fixed Period Option.......................................
  Life Income Option........................................
  Joint and Survivor Income Option..........................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Auditors......................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.


age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.


beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2003. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES


     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.


     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.



SEC File No. 333-109579/811-21440

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2004



                                  ADVANTAGE IV

                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                              4333 EDGEWOOD RD NE
                                 MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499

                       1-888-804-8461     1-610-439-5253



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-888-804-8461 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
                                   PROSPECTUS
           FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................    1
The Policy -- General Provisions............................    3
  Entire Contract...........................................    3
  Information in the Application for this Policy............    3
  Ownership Rights..........................................    3
  Changing the Owner........................................    3
  Choosing the Beneficiary..................................    3
  Changing the Beneficiary..................................    4
  Assigning the Policy......................................    4
  Selecting the Tax Test....................................    4
  Our Right to Contest the Policy...........................    4
  Suicide Exclusion.........................................    5
  Misstatement of Age or Sex................................    5
  Modifying the Policy......................................    5
  Addition, Deletion or Substitution of Investments.........    5
Additional Information......................................    6
  Settlement Options........................................    6
     Fixed Period Option....................................    7
     Life Income Option.....................................    7
     Joint and Survivor Income Option.......................    7
  Additional Information about Western Reserve and the
     Separate Account.......................................    7
  Changes to the Separate Account...........................    8
  Potential Conflicts of Interest...........................    9
  Legal Matters.............................................    9
  Variations in Policy Provisions...........................    9
  Personalized Illustrations of Policy Benefits.............    9
  Sale of the Policies......................................    9
  Reports to Owners.........................................   10
  Claims of Creditors.......................................   11
  Records...................................................   11
  Additional Information....................................   11
  Independent Auditors......................................   11
  Financial Statements......................................   11
Underwriting................................................   11
  Underwriting Standards....................................   11
IMSA........................................................   12
Performance Data............................................   12
  Performance Data in Advertising Sales Literature..........   12
  Western Reserve's Published Ratings.......................   13
Index to Financial Statements...............................   14
  WRL Series Life Corporate Account.........................   14
  Western Reserve Life Assurance Co. of Ohio................   14

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, 610-439-5253. Our phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.



age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.


beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.


effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.


face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY -- GENERAL PROVISIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ENTIRE CONTRACT



The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.



INFORMATION IN THE APPLICATION FOR THIS POLICY



In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.



No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.



OWNERSHIP RIGHTS


The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.


- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.


- Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY


- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.


- Any beneficiary designation is revocable unless otherwise stated in the designation.


- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.



- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.



- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.


- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.



- We are not liable for any payments we made before we received the written notice at our administrative office.


ASSIGNING THE POLICY

- The owner may assign Policy rights while the insured is alive.

- The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

- An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

- We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

     - responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our administrative office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.


SELECTING THE TAX TEST



The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.



OUR RIGHT TO CONTEST THE POLICY


In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.



SUICIDE EXCLUSION


If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.



MISSTATEMENT OF AGE OR SEX



If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.



MODIFYING THE POLICY


Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.


If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.



ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS



We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     - the interest rate we credit on those amounts;

     - the mortality tables we use; and

     - the specific payment option(s) you choose.


Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.



All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:



     1. The income rates in effect for us at the time the income payments are made; or



     2.  The income rates guaranteed in the Policy.

  FIXED PERIOD OPTION


     - We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

     - We will stop making payments once we have made all the payments for the period selected.

  LIFE INCOME OPTION

     At your or the beneficiary's direction, we will make equal monthly installments:

     - only for the life of the payee, at the end of which payments will end; or

     - for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

     - for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

  JOINT AND SURVIVOR INCOME OPTION

     - We will make equal monthly payments during the joint lifetime of two persons.

     - Payments to the surviving payee will equal either:

      -- the full amount paid to the payee before the payee's death; or

      -- two-thirds of the amount paid to the payee before the payee's death.

     - All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.


CHANGES TO THE SEPARATE ACCOUNT



Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:



     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;



     - Add new portfolios or remove existing portfolios;



     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;



     - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;



     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;



     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;



     - Combine the separate account with other separate accounts and/or create new separate accounts;



     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;



     - Manage the separate account under the direction of a committee at any time;



     - Make any changes required by the 1940 Act or other applicable law or regulation; and



     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.



Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.



The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES


The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the Policies, however, we reserve the right to do so.



Our affiliate, AFSG Securities Corporation ("AFSG"), serves as principal underwriter for the Policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The Policies are offered to the public through broker-dealers

("selling firms") licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The Policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.


The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, it is not expected to be greater than:


     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS


     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS


     - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS


     - 2.4% of all premiums paid in years 8+.


We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.


AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                                  AGGREGATE AMOUNT COMMISSIONS
                                                   RETAINED BY AFSG SECURITIES
                         AGGREGATE AMOUNT OF          AFTER PAYMENTS TO ITS
                       COMMISSIONS PAID TO AFSG   REGISTERED PERSONS AND OTHERS
FISCAL YEAR                 SECURITIES(1)                BROKERS-DEALERS
-----------            ------------------------   -----------------------------
2001                              $0                           $0
2002                              $0                           $0
2003                              $0                           $0


---------------

(1) These figures include sales compensation paid to registered persons of AFSG.


However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.



We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     X the current cash value

     X the current net cash value

     X the current life insurance benefit

     X the current loan amount

     X any activity since the last report

     X the current subaccount values and loan account value

     X current net premium allocations

     X any other information required by law


In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS


The Separate Account financial statements and schedules appear on the following pages.



Western Reserve's financial statements and schedules also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.



Western Reserve's financial statements and schedules at December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS


This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:


          - Medical issue;

          - Simplified issue;

          - Guaranteed Issue;

          - Non-tobacco use;

          - Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

- other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance,and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

- other types of investments, such as:

     - certificates of deposit;

     - savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE CORPORATE ACCOUNT


Report of Independent Auditors, dated January 31, 2003
Statements of Assets and Liabilities at December 31, 2003
Statements of Operations for the year ended December 31,
  2003
Statements of Changes in Net Assets for the years ended
  December 31, 2003 and 2002
Notes to the Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors, dated February 13, 2004
AUDITED FINANCIAL STATEMENTS
Balance Sheets -- Statutory Basis
Statements of Operations -- Statutory Basis
Statements of Changes in Capital and Surplus -- Statutory
  Basis for the years ended December 31, 2003, 2002 and 2001
Statutory-Basis Statements of Cash Flow -- Statutory Basis
Notes to Financial Statements -- Statutory-Basis
STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES
Summary of Investments -- Other Than Investments in Related
  Parties
Supplementary Insurance Information
Reinsurance

                              FINANCIAL STATEMENTS


                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                          YEAR ENDED DECEMBER 31, 2003

                       WRL SERIES LIFE CORPORATE ACCOUNT

                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS


                          YEAR ENDED DECEMBER 31, 2003






                             CONTENTS
Report of Independent Auditors..............................

Financial Statements

Statements of Assets and Liabilities........................   F-3
Statements of Operations....................................  F-12
Statements of Changes in Net Assets.........................  F-23
Notes to Financial Statements...............................  F-44

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                                           VANGUARD VIF
                            VANGUARD VIF   DIVERSIFIED    VANGUARD VIF    VANGUARD VIF   VANGUARD VIF
                              BALANCED        VALUE       EQUITY INCOME   EQUITY INDEX      GROWTH
                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                            ------------   ------------   -------------   ------------   ------------
                                               ASSETS
Investment in securities:
  Number of shares........   131,435.235    50,004.728      15,043.532     561,615.926    15,000.590
                            ============   ===========     ===========    ============   ===========
  Cost....................  $  1,918,549   $   490,149     $   262,395    $ 12,404,159   $   142,891
                            ============   ===========     ===========    ============   ===========
Investments in mutual
  funds, at net asset
  value...................  $  2,255,429   $   573,054     $   300,871    $ 14,922,135   $   163,956
Receivable for units
  sold....................            --             3              --              --            --
                            ------------   -----------     -----------    ------------   -----------
Total assets..............     2,255,429       573,057         300,871      14,922,135       163,956
                            ------------   -----------     -----------    ------------   -----------
                                             LIABILITIES
Payable for units
  redeemed................            13            --              --              75            --
                            ------------   -----------     -----------    ------------   -----------
                            $  2,255,416   $   573,057     $   300,871    $ 14,922,060   $   163,956
                            ============   ===========     ===========    ============   ===========
NET ASSETS:
  Deferred annuity
     contracts terminable
     by owners............  $  2,255,416   $   573,057     $   300,871    $ 14,922,060   $   163,956
                            ------------   -----------     -----------    ------------   -----------
Total net assets..........  $  2,255,416   $   573,057     $   300,871    $ 14,922,060   $   163,956
                            ============   ===========     ===========    ============   ===========
Accumulation units
  outstanding.............     1,902,319       500,048         276,270      13,850,463       178,777
                            ============   ===========     ===========    ============   ===========
Accumulation unit value...  $   1.185614   $  1.146004     $  1.089047    $   1.077369   $  0.917100
                            ============   ===========     ===========    ============   ===========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                                                        VANGUARD VIF
                         VANGUARD VIF    VANGUARD VIF   SMALL COMPANY   VANGUARD VIF     VANGUARD VIF
                         MID-CAP INDEX    REIT INDEX       GROWTH       INTERNATIONAL    MONEY MARKET
                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                         -------------   ------------   -------------   -------------   --------------
                                                ASSETS
Investment in
  securities:
  Number of shares.....   153,910.652      9,817.127     218,580.334      73,249.312     6,343,053.950
                         ============     ==========    ============     ===========    ==============
  Cost.................  $  1,754,019     $  126,974    $  2,947,235     $   734,180    $    6,343,054
                         ============     ==========    ============     ===========    ==============
Investments in mutual
  funds, at net asset
  value................  $  2,099,341     $  157,958    $  3,696,193     $   940,521    $    6,343,054
Receivable for units
  sold.................            --              3              --              --               186
                         ------------     ----------    ------------     -----------    --------------
Total assets...........     2,099,341        157,961       3,696,193         940,521         6,343,240
                         ------------     ----------    ------------     -----------    --------------
                                             LIABILITIES
Payable for units
  redeemed.............            --             --               3               6                --
                         ------------     ----------    ------------     -----------    --------------
                         $  2,099,341     $  157,961    $  3,696,190     $   940,515    $    6,343,240
                         ============     ==========    ============     ===========    ==============
NET ASSETS:
  Deferred annuity
     contracts
     terminable by
     owners............  $  2,099,341     $  157,961    $  3,696,190     $   940,515    $    6,343,240
                         ------------     ----------    ------------     -----------    --------------
Total net assets.......  $  2,099,341     $  157,961    $  3,696,190     $   940,515    $    6,343,240
                         ============     ==========    ============     ===========    ==============
Accumulation units
  outstanding..........     1,600,380        106,392       2,905,132         764,376         6,132,728
                         ============     ==========    ============     ===========    ==============
Accumulation unit
  value................  $   1.311776     $ 1.484708        1.272297     $  1.230436    $     1.034326
                         ============     ==========    ============     ===========    ==============



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                          VANGUARD VIF                     VANGUARD VIF   SCUDDER VIT   SCUDDER VIT
                           TOTAL BOND     VANGUARD VIF      SHORT-TERM     SMALL CAP     EQUITY 500
                          MARKET INDEX   HIGH YIELD BOND    CORPORATE        INDEX         INDEX
                           SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                          ------------   ---------------   ------------   -----------   ------------
                                               ASSETS
Investment in
  securities:
  Number of shares......   145,514.379      17,666,980      16,591.755     41,917.305    469,264.495
                          ============     ===========     ===========    ===========   ============
  Cost..................  $  1,689,267     $   148,454     $   177,615    $   389,598   $  4,551,544
                          ============     ===========     ===========    ===========   ============
Investments in mutual
  funds, at net asset
  value.................  $  1,692,332     $   158,119     $   178,195    $   513,068   $  5,462,239
Receivable for units
  sold..................             1               1              --              6             --
                          ------------     -----------     -----------    -----------   ------------
Total assets............     1,692,333         158,120         178,195        513,074      5,462,239
                          ------------     -----------     -----------    -----------   ------------
                                            LIABILITIES
Payable for units
  redeemed..............            --              --               1             --          1,173
                          ------------     -----------     -----------    -----------   ------------
                          $  1,692,333     $   158,120     $   178,194    $   513,074   $  5,461,066
                          ============     ===========     ===========    ===========   ============
NET ASSETS:
  Deferred annuity
     contracts
     terminable by
     owners.............  $  1,692,333     $   158,120     $   178,194    $   513,074   $  5,461,066
                          ------------     -----------     -----------    -----------   ------------
Total net assets........  $  1,692,333     $   158,120     $   178,194    $   513,074   $  5,461,066
                          ============     ===========     ===========    ===========   ============
Accumulation units
  outstanding...........     1,514,057         127,657         162,438        438,839      6,741,017
                          ============     ===========     ===========    ===========   ============
Accumulation unit
  value.................  $   1.117747     $  1.238635     $  1.096994    $  1.169163   $   0.810125
                          ============     ===========     ===========    ===========   ============


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                           SCUDDER VIT
                             EAFE(R)
                           EQUITY INDEX   CONTRAFUND(R)     GROWTH       BALANCED     HIGH INCOME
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           ------------   -------------   -----------   -----------   ------------
                                              ASSETS
Investment in securities:
  Number of shares.......     937.516      113,139.038     82,329.474    10,743.348    194,009.842
                            ---------     ------------    -----------   -----------   ------------
  Cost...................   $   5,949     $  2,120,954    $ 2,239,632   $   140,513   $  1,127,066
                            =========     ============    ===========   ===========   ============
Investments in mutual
  funds, at net asset
  value..................   $   7,697     $  2,616,906    $ 2,555,507   $   149,118   $  1,348,368
Receivable for units
  sold...................           1               --              7            --             --
                            ---------     ------------    -----------   -----------   ------------
Total assets.............       7,698        2,616,906      2,555,514       149,118      1,348,368
                            ---------     ------------    -----------   -----------   ------------
                                           LIABILITIES
Payable for units
  redeemed...............          --               10             --            --              2
                            ---------     ------------    -----------   -----------   ------------
                            $   7,698     $  2,616,896    $ 2,555,514   $   149,118   $  1,348,366
                            =========     ============    ===========   ===========   ============
NET ASSETS:
  Deferred annuity
     contracts terminable
     by owners...........   $   7,698     $  2,616,896    $ 2,555,514   $   149,118   $  1,348,366
                            ---------     ------------    -----------   -----------   ------------
Total net assets.........   $   7,698     $  2,616,896    $ 2,555,514   $   149,118   $  1,348,366
                            =========     ============    ===========   ===========   ============
Accumulation units
  outstanding............      11,384        2,671,766      3,690,593       144,375      1,479,525
                            =========     ============    ===========   ===========   ============
Accumulation unit
  value..................   $0.676175     $   0.979463    $  0.692440   $  1.032849   $   0.911351
                            =========     ============    ===========   ===========   ============


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003



                                         T. ROWE PRICE                   T. ROWE PRICE   T. ROWE PRICE
                                            MID-CAP      T. ROWE PRICE     BLUE CHIP     INTERNATIONAL
                        MONEY MARKET        GROWTH       EQUITY INCOME      GROWTH           STOCK
                         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                       ---------------   -------------   -------------   -------------   -------------
                                                ASSETS
Investment in
  securities:
  Number of shares...   14,657,346.600    267,353.451     587,234.280     391,024.609      5,945.350
                       ---------------   ------------    ------------    ------------     ----------
  Cost...............  $    14,657,347   $  4,373,304    $ 10,300,573    $  2,840,700     $   53,505
                       ===============   ============    ============    ============     ==========
Investments in mutual
  funds, at net asset
  value..............  $    14,657,347   $  5,320,334    $ 11,856,260    $  3,288,517     $   70,987
Receivable for units
  sold...............              198             --             816              13             --
                       ---------------   ------------    ------------    ------------     ----------
Total assets.........       14,657,545      5,320,334      11,857,076       3,288,530         70,987
                       ---------------   ------------    ------------    ------------     ----------

                                             LIABILITIES
Payable for units
  redeemed...........               --             20              --              --              8
                       ---------------   ------------    ------------    ------------     ----------
                       $    14,657,545   $  5,320,314    $ 11,857,076    $  3,288,530     $   70,979
                       ===============   ============    ============    ============     ==========
NET ASSETS:
  Deferred annuity
     contracts
     terminable by
     owners..........  $    14,657,545   $  5,320,314    $ 11,857,076    $  3,288,530     $   70,979
                       ---------------   ------------    ------------    ------------     ----------
Total net assets.....  $    14,657,545   $  5,320,314    $ 11,857,076    $  3,288,530     $   70,979
                       ===============   ============    ============    ============     ==========
Accumulation units
  outstanding........       12,891,580      4,516,223       9,374,598       3,871,619        101,674
                       ===============   ============    ============    ============     ==========
Accumulation unit
  value..............  $      1.136986   $   1.178045    $   1.264809    $   0.849394     $ 0.698097
                       ===============   ============    ============    ============     ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                                            CAPITAL       WORLDWIDE       MID CAP     INTERNATIONAL
                              GROWTH      APPRECIATION      GROWTH        GROWTH         GROWTH
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                            -----------   ------------   ------------   -----------   -------------
                                              ASSETS
Investment in securities:
  Number of shares........   48,406.894    162,393.293    174,103.086    62,171.836     13,339.801
                            ===========   ============   ============   ===========    ===========
  Cost....................  $   757,196   $  3,049,558   $  4,005,668   $ 1,145,986    $   250,083
                            ===========   ============   ============   ===========    ===========
Investments in mutual
  funds, at net asset
  value...................  $   930,865   $  3,384,276   $  4,495,342   $ 1,330,477    $   307,616
Receivable for units
  sold....................            1              9             46            --              5
                            -----------   ------------   ------------   -----------    -----------
Total assets..............      930,866      3,384,285      4,495,388     1,330,477        307,621
                            -----------   ------------   ------------   -----------    -----------

                                            LIABILITIES
Payable for units
  redeemed................           --             --             --             3             --
                            -----------   ------------   ------------   -----------    -----------
                            $   930,866   $  3,384,285   $  4,495,388   $ 1,330,474    $   307,621
                            ===========   ============   ============   ===========    ===========
NET ASSETS:
  Deferred annuity
     contracts terminable
     by owners............  $   930,866   $  3,384,285   $  4,495,388   $ 1,330,474    $   307,621
                            -----------   ------------   ------------   -----------    -----------
Total net assets..........  $   930,866   $  3,384,285   $  4,495,388   $ 1,330,474    $   307,621
                            -----------   ------------   ------------   -----------    -----------
Accumulation units
  outstanding.............    1,458,660      5,015,397      7,192,426     2,371,273        413,859
                            ===========   ============   ============   ===========    ===========
Accumulation unit value...  $  0.638165   $   0.674779   $   0.625017   $  0.561080    $  0.743300
                            ===========   ============   ============   ===========    ===========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003


                                                                           INVESCO VIF-
                           INVESCO VIF-    INVESCO VIF-     INVESCO VIF-   SMALL COMPANY   INVESCO VIF-
                             DYNAMICS     HEALTH SCIENCES    TECHNOLOGY       GROWTH          GROWTH
                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                           ------------   ---------------   ------------   -------------   ------------
                                                ASSETS
Investment in securities:
  Number of shares.......  171,631.977       2,295.064       31,729.344     131,550.763     377,017.350
                           ============     ==========      ===========    ============    ============
  Cost...................  $ 1,676,648      $   34,922      $   296,629    $  1,499,874    $  2,069,670
                           ============     ==========      ===========    ============    ============
Investments in mutual
  funds, at net asset
  value..................  $ 2,020,108      $   40,324      $   376,627    $  1,779,882    $  2,311,116
Receivable for units
  sold...................           21              94               --               3              --
                           ------------     ----------      -----------    ------------    ------------
Total assets.............    2,020,129          40,418      $   376,627       1,779,885       2,311,116
                           ------------     ----------      -----------    ------------    ------------

                                              LIABILITIES
Payable for units
  redeemed...............           --              --               --              --              11
                           ------------     ----------      -----------    ------------    ------------
                           $ 2,020,129      $   40,418      $   376,627    $  1,779,885    $  2,311,105
                           ============     ==========      ===========    ============    ============
NET ASSETS:
  Deferred annuity
    contracts terminable
    by owners............  $ 2,020,129      $   40,418      $   376,627    $  1,779,885    $  2,311,105
                           ------------     ----------      -----------    ------------    ------------
Total net assets.........  $ 2,020,129      $   40,418      $   376,627    $  1,779,885    $  2,311,105
                           ------------     ----------      -----------    ------------    ------------
Accumulation units
  outstanding............    3,165,042          37,927        1,127,577       2,640,975       6,709,280
                           ============     ==========      ===========    ============    ============
Accumulation unit
  value..................  $  0.638263      $ 1.065688      $  0.334014    $   0.673950    $   0.344464
                           ============     ==========      ===========    ============    ============


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003



                                                 INVESCO VIF-
                               INVESCO VIF-       FINANCIAL                                     STOCKSPLUS GROWTH
                            TELECOMMUNICATIONS     SERVICES      SHORT-TERM     TOTAL RETURN       AND INCOME
                                SUBACCOUNT        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                            ------------------   ------------   ------------   --------------   -----------------
                                                     ASSETS
Investment in securities:
  Number of shares........      126,004.411         447.919      335,178.996    1,813,345.817      234,420.581
                               ============       =========     ============   ==============     ============
  Cost....................     $    361,654       $   4,808     $  3,386,302   $   18,473,363     $  1,916,457
                               ============       =========     ============   ==============     ============
Investments in mutual
  funds, at net asset
  value...................     $    463,696       $   6,065     $  3,385,308   $   18,786,263     $  2,177,767
Receivable for units
  sold....................               --              --                2               --              127
                               ------------       ---------     ------------   --------------     ------------
Total assets..............          463,696           6,065        3,385,310       18,786,263        2,177,894
                               ------------       ---------     ------------   --------------     ------------

                                                   LIABILITIES
Payable for units
  redeemed................               --              --               --            3,124               --
                               ------------       ---------     ------------   --------------     ------------
                               $    463,696       $   6,065     $  3,385,310   $   18,783,139     $  2,177,894
                               ============       =========     ============   ==============     ============
NET ASSETS:
  Deferred annuity
    contracts terminable
    by owners.............     $    463,696       $   6,065     $  3,385,310   $   18,783,139     $  2,177,894
                               ------------       ---------     ------------   --------------     ------------
Total net assets..........     $    463,696       $   6,065     $  3,385,310   $   18,783,139     $  2,177,894
                               ------------       ---------     ------------   --------------     ------------
Accumulation units
  outstanding.............        2,005,127           4,569        2,877,564       13,791,074        2,557,105
                               ============       =========     ============   ==============     ============
Accumulation unit value...     $   0.231255       $1.327465     $   1.176450   $     1.361978     $   0.851703
                               ============       =========     ============   ==============     ============


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                      STATEMENTS OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003



                                                                 ROYCE
                                                               MICRO-CAP
                                                               SUBACCOUNT
                                                               ----------
                                 ASSETS
Investment in securities:
  Number of shares..........................................      273,938
                                                               ==========
  Cost......................................................   $2,701,334
                                                               ==========
Investments in mutual funds, at net asset value.............   $2,985,921
Receivable for units sold...................................            1
                                                               ----------
Total assets................................................    2,985,922
                                                               ----------

                               LIABILITIES
Payable for units redeemed..................................           --
                                                               ----------
                                                               $2,985,922
                                                               ==========
NET ASSETS:
  Deferred annuity contracts terminable by owners...........   $2,985,922
                                                               ----------
Total net assets............................................   $2,985,922
                                                               ----------
Accumulation units outstanding..............................    2,542,649
                                                               ==========
Accumulation unit value.....................................   $ 1.174335
                                                               ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS

                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED


                                                         VANGUARD VIF
                                           VANGUARD       DIVERSIFIED    VANGUARD VIF    VANGUARD VIF
                                         VTF BALANCED        VALUE       EQUITY INCOME   EQUITY INDEX
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................   $   50,472      $    2,924       $  5,254       $  161,188
  Expenses:
     Administrative, mortality and
       expense risk charge.............        9,706           1,344          1,293           54,322
                                          ----------      ----------       --------       ----------
Net investment income (loss)...........       40,766           1,580          3,961          106,866
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........           --              --            292          322,377
  Proceeds from sales..................    2,353,318       1,255,034         47,633        4,949,734
  Cost of investments sold.............    2,449,218       1,273,126         54,083        5,671,924
                                          ----------      ----------       --------       ----------
Net realized capital gains (losses) on
  investments..........................      (95,900)        (18,092)        (6,158)        (399,813)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................      (60,099)         (4,109)       (20,519)        (542,330)
  End of period........................      336,880          82,905         38,476        2,517,976
                                          ----------      ----------       --------       ----------
Net change in unrealized
  appreciation/depreciation of
  investments..........................      396,979          87,014         58,995        3,060,306
                                          ----------      ----------       --------       ----------
Net realized and unrealized capital
  gains (losses) on investments........      301,079          68,922         52,837        2,660,493
                                          ----------      ----------       --------       ----------
Increase (decrease) in net assets from
  operations...........................   $  341,845      $   70,502       $ 56,798       $2,767,359
                                          ==========      ==========       ========       ==========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                                                                         VANGUARD VIF
                                                                                             SMALL
                                         VANGUARD VIF    VANGUARD VIF    VANGUARD VIF       COMPANY
                                            GROWTH       MID-CAP INDEX    REIT INDEX        GROWTH
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................    $    511       $    4,852      $    4,284      $      376
  Expenses:
     Administrative, mortality and
       expense risk charge.............         773            6,544             694          11,528
                                           --------       ----------      ----------      ----------
Net investment income (loss)...........        (262)          (1,692)          3,590         (11,152)
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........          --           15,528           3,328              --
  Proceeds from sales..................      30,020        1,918,694       1,624,156       1,201,924
  Cost of investments sold.............      41,774        1,969,589       1,632,775       1,385,838
                                           --------       ----------      ----------      ----------
Net realized capital gains (losses) on
  investments..........................     (11,754)         (35,367)         (5,291)       (183,914)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................     (25,236)         (36,038)         (1,968)       (177,077)
  End of period........................      21,065          345,322          30,984         748,958
                                           --------       ----------      ----------      ----------
Net change in unrealized
  appreciation/depreciation of
  investments..........................      46,301          381,360          32,952         926,035
                                           --------       ----------      ----------      ----------
Net realized and unrealized capital
  gains (losses) on investments........      34,547          345,993          27,661         742,121
                                           --------       ----------      ----------      ----------
Increase (decrease) in net assets from
  operations...........................    $ 34,285       $  344,301      $   31,251      $  730,969
                                           ========       ==========      ==========      ==========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                                         VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                                         VANGUARD VIF        MONEY        TOTAL BOND      HIGH YIELD
                                         INTERNATIONAL      MARKET       MARKET INDEX        BOND
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................   $    5,191      $   71,076      $   64,923       $  4,460
  Expenses:
     Administrative, mortality and
       expense risk charge.............        3,273          40,259           9,277            826
                                          ----------      ----------      ----------       --------
Net investment income (loss)...........        1,918          30,817          55,646          3,634
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........           --              --              --             --
  Proceeds from sales..................    1,250,154       5,625,370       6,364,389        858,156
  Cost of investments sold.............    1,302,434       5,625,370       6,354,197        850,168
                                          ----------      ----------      ----------       --------
Net realized capital gains (losses) on
  investments..........................      (52,280)             --          10,192          7,988
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................      (25,885)             --          28,369          3,109
  End of period........................      206,341              --           3,065          9,665
                                          ----------      ----------      ----------       --------
Net change in unrealized
  appreciation/depreciation of
  investments..........................      232,226              --         (25,304)         6,556
                                          ----------      ----------      ----------       --------
Net realized and unrealized capital
  gains (losses) on investments........      179,946              --         (15,112)        14,544
                                          ----------      ----------      ----------       --------
Increase (decrease) in net assets from
  operations...........................   $  181,864          30,817      $   40,534       $ 18,178
                                          ==========      ==========      ==========       ========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS

                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED


                                           VANGUARD VIF    SCUDDER VIT   SCUDDER VIT   SCUDDER VIT
                                            SHORT-TERM      SMALL CAP    EQUITY 500      EAFE(R)
                                             CORPORATE        INDEX         INDEX      EQUITY INDEX
                                           SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                           -------------   -----------   -----------   ------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends...........................     $ 3,000       $  2,603     $    44,852     $   267
  Expenses:
     Administrative, mortality and
       expense risk charge...............         522          1,998          20,506          39
                                              -------       --------     -----------     -------
Net investment income (loss).............       2,478            605          24,346         228
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions............          --             --              --          --
  Proceeds from sales....................      45,866        126,343       6,202,846       6,999
  Cost of investments sold...............      45,189        151,992       7,587,200      10,237
                                              -------       --------     -----------     -------
Net realized capital gains (losses) on
  investments............................         677        (25,649)     (1,384,354)     (3,238)
Net change in unrealized appreciation/
  depreciation of investments:
  Beginning of period....................       1,124        (33,735)     (1,646,880)     (3,138)
  End of period..........................         580        123,470         910,695       1,748
                                              -------       --------     -----------     -------
Net change in unrealized
  appreciation/depreciation of
  investments............................        (544)       157,205       2,557,575       4,886
                                              -------       --------     -----------     -------
Net realized and unrealized capital gains
  (losses) on investments................         133        131,556       1,173,221       1,648
                                              -------       --------     -----------     -------
Increase (decrease) in net assets from
  operations.............................     $ 2,611       $132,161     $ 1,197,567     $ 1,876
                                              =======       ========     ===========     =======


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                              CONTRAFUND(R)     GROWTH        BALANCED      HIGH INCOME
                                               SUBACCOUNT     SUBACCOUNT   SUBACCOUNT(1)    SUBACCOUNT
                                              -------------   ----------   --------------   -----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................     $  4,483     $   2,614       $ 2,587       $   24,794
  Expenses:
     Administrative, mortality and expense
       risk charge..........................       10,443         5,057           501            6,052
                                                 --------     ---------       -------       ----------
Net investment income (loss)................       (5,960)       (2,443)        2,086           18,742
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions...............           --            --            --               --
  Proceeds from sales.......................      608,575       419,104         3,713        1,101,302
  Cost of investments sold..................      636,237       561,704         3,980        1,292,378
                                                 --------     ---------       -------       ----------
Net realized capital gains (losses) on
  investments...............................      (27,662)     (142,600)         (267)        (191,076)
Net change in unrealized
  appreciation/depreciation of investments:
  Beginning of period.......................      (80,874)     (183,006)       (7,764)        (224,662)
  End of period.............................      495,952       315,875         8,605          221,302
                                                 --------     ---------       -------       ----------
Net change in unrealized
  appreciation/depreciation of
  investments...............................      576,826       498,881        16,369          445,964
                                                 --------     ---------       -------       ----------
Net realized and unrealized capital gains
  (losses) on investments...................      549,164       356,281        16,102          254,888
                                                 --------     ---------       -------       ----------
Increase (decrease) in net assets from
  operations................................     $543,204     $ 353,838       $18,188       $  273,630
                                                 ========     =========       =======       ==========


                            See accompanying nates.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS

                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED


                                                         T. ROWE PRICE     T. ROWE      T. ROWE PRICE
                                              MONEY         MID-CAP      PRICE EQUITY     BLUE CHIP
                                              MARKET        GROWTH          INCOME         GROWTH
                                            SUBACCOUNT   SUBACCOUNT(1)    SUBACCOUNT    SUBACCOUNT(1)
                                            ----------   -------------   ------------   -------------
NET INVESTMENT INCOME (LOSS)
  INCOME:
     Dividends............................  $  129,062    $       --      $  163,449     $    3,972
  Expenses:
     Administrative, mortality and expense
       risk charge........................      53,216        18,399          47,736         11,421
                                            ----------    ----------      ----------     ----------
Net investment income (loss)..............      75,846       (18,399)        115,713         (7,449)
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions.............          --            --              --             --
  Proceeds from sales.....................   8,905,853       621,362       1,357,454      1,088,922
  Cost of investments sold................   8,905,853       566,532       1,530,768      1,378,387
                                            ----------    ----------      ----------     ----------
Net realized capital gains (losses) on
  investments.............................                    54,830        (173,314)      (289,465)
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  INVESTMENTS:
  Beginning of period.....................          --      (331,931)       (843,444)      (509,170)
  End of period...........................          --       947,030       1,555,687        447,817
                                            ----------    ----------      ----------     ----------
Net change in unrealized
  appreciation/depreciation of
  investments.............................          --     1,278,961       2,399,131        956,987
                                            ----------    ----------      ----------     ----------
Net realized and unrealized capital gains
  (losses) on investments.................          --     1,333,791       2,225,817        667,522
                                            ----------    ----------      ----------     ----------
Increase (decrease) in net assets from
  operations..............................  $   75,846    $1,315,392      $2,341,530     $  660,073
                                            ==========    ==========      ==========     ==========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS

                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED

                                         T. ROWE PRICE                                          WORLDWIDE
                                      INTERNATIONAL STOCK     GROWTH     CAPITAL APPRECIATION     GROWTH
                                         SUBACCOUNT(1)      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                      -------------------   ----------   --------------------   ----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends......................       $    765          $    740         $   15,869        $   39,344
  Expenses:
     Administrative, mortality and
       expense risk charge..........            435             4,194             12,233            15,902
                                           --------          --------         ----------        ----------
Net investment income (loss)........            330            (3,454)             3,636            23,442
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
  on investments:
  Realized gain distributions.......             59                --                 --                --
  Proceeds from sales...............         88,862            53,059          1,347,415           893,571
  Cost of investments sold..........        109,376            65,372          1,549,931         1,256,429
                                           --------          --------         ----------        ----------
Net realized capital gains (losses)
  on investments....................        (20,455)          (12,313)          (202,516)         (362,858)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period...............        (17,619)          (62,786)          (447,764)         (696,023)
  End of period.....................         17,482           173,669            334,718           489,674
                                           --------          --------         ----------        ----------
Net change in unrealized
  appreciation/depreciation of
  investments.......................         35,101           236,455            782,482         1,185,697
                                           --------          --------         ----------        ----------
Net realized and unrealized capital
  gains (losses) on investments.....         14,646           224,142            579,966           822,839
                                           --------          --------         ----------        ----------
Increase (decrease) in net assets
  from operations...................       $ 14,976          $220,688         $  583,602        $  846,281
                                           ========          ========         ==========        ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS

                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                                                                              INVESCO
                                                        INTERNATIONAL       INVESCO        VIF -- HEALTH
                                       MID CAP GROWTH      GROWTH       VIF -- DYNAMICS      SCIENCES
                                       SUBACCOUNT(1)    SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT
                                       --------------   -------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.......................    $      --        $  2,466         $      --          $    --
  Expenses:
     Administrative, mortality and
       expense risk charge...........        4,203           1,021             5,583              204
                                         ---------        --------         ---------          -------
Net investment income (loss).........       (4,203)          1,445            (5,583)            (204)
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
  on investments:
  Realized gain distributions........           --              --                --               --
  Proceeds from sales................      203,895          65,444           181,683           45,552
  Cost of investments sold...........      295,007          78,384           253,434           48,106
                                         ---------        --------         ---------          -------
Net realized capital gains (losses)
  on investments.....................      (91,112)        (12,940)          (71,751)          (2,554)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period................     (200,397)        (20,430)         (172,924)          (5,958)
  End of period......................      184,491          57,533           343,460            5,402
                                         ---------        --------         ---------          -------
Net change in unrealized
  appreciation/depreciation of
  investments........................      384,888          77,963           516,384           11,360
                                         ---------        --------         ---------          -------
Net realized and unrealized capital
  gains (losses) on investments......      293,776          65,023           444,633            8,806
                                         ---------        --------         ---------          -------
Increase (decrease) in net assets
  from operations....................    $ 289,573        $ 66,468         $ 439,050          $ 8,602
                                         =========        ========         =========          =======


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED


                                                     INVESCO
                                     INVESCO        VIF-SMALL
                                       VIF-          COMPANY        INVESCO         INVESCO VIP-
                                    TECHNOLOGY       GROWTH        VIF-GROWTH    TELECOMMUNICATIONS
                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                   ------------   -------------   ------------   ------------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends...................    $     --      $       --      $       --         $     --
  Expenses:
     Administrative, mortality
       and expense risk charge...       1,654           5,152           7,555            2,337
                                     --------      ----------      ----------         --------
Net investment income (loss).....      (1,654)         (5,152)         (7,555)          (2,337)
NET REALIZED AND UNREALIZED
  CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains
  (losses) on investments:
  Realized gain distributions....          --              --              --               --
  Proceeds from sales............      56,501       1,027,240         682,103           35,926
  Cost of investments sold.......      81,560       1,370,632       1,141,172           44,317
                                     --------      ----------      ----------         --------
Net realized capital gains
  (losses) on investments........     (25,059)       (343,392)       (459,069)          (8,391)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period............     (57,694)       (390,301)       (675,638)         (19,168)
  End of period..................      79,998         280,008         241,446          102,042
                                     --------      ----------      ----------         --------
Net change in unrealized
  appreciation/depreciation of
  investments....................     137,692         670,309         917,084          121,210
                                     --------      ----------      ----------         --------
Net realized and unrealized
  capital gains (losses) on
  investments....................     112,633         326,917         458,015          112,819
                                     --------      ----------      ----------         --------
Increase (decrease) in net assets
  from operations................    $110,979      $  321,765      $  450,460         $110,482
                                     ========      ==========      ==========         ========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31,2003, EXCEPT AS NOTED


                                                INVESCO                                  STOCKSPLUS
                                             VIF-FINANCIAL                               GROWTH AND
                                               SERVICES      SHORT-TERM   TOTAL RETURN     INCOME
                                             SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                             -------------   ----------   ------------   ----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.............................     $   28       $   35,543    $  594,764    $  38,632
  Expenses:
     Administrative, mortality and expense
       risk charge.........................         27           10,515        88,994        5,496
                                                ------       ----------    ----------    ---------
Net investment income (loss)...............          1           25,028       505,770       33,136
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..............         --            3,285       159,163           --
  Proceeds from sales......................      5,937        1,345,000     6,547,915       50,957
  Cost of investments sold.................      6,358        1,339,285     6,323,939       63,761
                                                ------       ----------    ----------    ---------
Net realized capital gains (losses) on
  investments..............................       (421)           9,000       383,139      (12,804)
Net change in unrealized
  appreciation/depreciation of investments:
  Beginning of period......................       (542)           3,905       313,472     (176,352)
  End of period............................      1,257             (994)      312,900      261,310
                                                ------       ----------    ----------    ---------
Net change in unrealized
  appreciation/depreciation of
  investments..............................      1,799           (4,899)         (572)     437,662
                                                ------       ----------    ----------    ---------
Net realized and unrealized capital gains
  (losses) on investments..................      1,378            4,101       382,567      424,858
                                                ------       ----------    ----------    ---------
Increase (decrease) in net assets from
  operations...............................     $1,379       $   29,129    $  888,337    $ 457,994
                                                ======       ==========    ==========    =========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED

                                                               ROYCE MICRO-
                                                                    CAP
                                                               SUBACCOUNT(1)
                                                               -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................................     $     --
  Expenses:
     Administrative, mortality and expense risk charge......        3,254
                                                                 --------
Net investment income (loss)................................       (3,254)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions...............................       91,578
  Proceeds from sales.......................................       70,915
  Cost of investments sold..................................       65,730
                                                                 --------
Net realized capital gains (losses) on investments..........       96,763
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of period.......................................           --
  End of period.............................................      284,587
                                                                 --------
Net change in unrealized appreciation/depreciation of
  investments...............................................      284,587
                                                                 --------
Net realized and unrealized capital gains (losses) on
  investments...............................................      381,350
                                                                 --------
  Increase (decrease) in net assets from operations.........     $378,096
                                                                 ========

                             See accompanying notes

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                                               VANGUARD VIF
                                                        VANGUARD VIF        DIVERSIFIED VALUE
                                                     BALANCED SUBACCOUNT        SUBACCOUNT
                                                    ---------------------   ------------------
                                                     2003(1)     2002(1)    2002(1)    2003(1)
                                                    ----------   --------   --------   -------
OPERATIONS
  Net investment income (loss)....................  $   40,766   $ 10,455   $  1,580   $   226
  Net realized capital gains (losses) on
     investments..................................     (95,900)     3,809    (18,092)      133
  Net change in unrealized appreciation/
     depreciation of investments..................     396,979    (60,099)    87,014    (4,109)
                                                    ----------   --------   --------   -------
Increase (decrease) in net assets from
  operations......................................     341,845    (45,835)    70,502    (3,750)
CONTRACT TRANSACTIONS
  Net contract purchase payments..................     835,232    854,560    117,599    48,344
  Transfer payments from (to) other subaccounts or
     general account..............................     299,226     30,753    352,259    (4,388)
  Contract terminations, withdrawals, and other
     deductions...................................     (39,799)   (20,566)    (6,677)     (832)
                                                    ----------   --------   --------   -------
Increase (decrease) in net assets from contract
  transactions....................................   1,094,659    864,747    463,181    43,124
                                                    ----------   --------   --------   -------
Net increase (decrease) in net assets.............   1,436,504    818,912    533,683    39,374
NET ASSETS:
  Beginning of the period.........................     818,912         --     39,374        --
                                                    ----------   --------   --------   -------
  End of the period...............................  $2,255,416   $818,912   $573,057   $39,374
                                                    ==========   ========   ========   =======


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                 VANGUARD VIF EQUITY     VANGUARD VIF EQUITY
                                                  INCOME SUBACCOUNT        INDEX SUBACCOUNT
                                                 -------------------   ------------------------
                                                 2003(1)    2002(1)      2003(1)      2003(1)
                                                 --------   --------   -----------   ----------
OPERATIONS
  Net investment income (loss).................  $  3,961   $  1,941   $   106,866   $   (2,487)
  Net realized capital gains (losses) on
     investments...............................    (6,158)      (274)     (399,813)     (51,993)
  Net change in unrealized
     appreciation/depreciation of
     investments...............................    58,995    (20,519)    3,060,306     (542,330)
                                                 --------   --------   -----------   ----------
Increase (decrease) in net assets from
  operations...................................    56,798    (18,852)    2,767,359     (596,810)
CONTRACT TRANSACTIONS
  Net contract purchase payments...............    65,831    139,467     3,127,074    2,507,988
  Transfer payments from (to) other subaccounts
     or general account........................    37,252     29,589     6,266,726    1,223,133
  Contract terminations, withdrawals, and other
     deductions................................    (6,057)    (3,157)     (307,154)     (66,256)
                                                 --------   --------   -----------   ----------
Increase (decrease) in net assets from contract
  transactions.................................    97,026    165,899     9,086,646    3,664,865
                                                 --------   --------   -----------   ----------
Net increase (decrease) in net assets..........   153,824    147,047    11,854,005    3,068,055
NET ASSETS:
  Beginning of the period......................   147,047         --     3,068,055           --
                                                 --------   --------   -----------   ----------
  End of the period............................  $300,871   $147,047   $14,922,060   $3,068,055
                                                 ========   ========   ===========   ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                      VANGUARD VIF             VANGUARD VIF
                                                    GROWTH SUBACCOUNT    MID-CAP INDEX SUBACCOUNT
                                                   -------------------   -------------------------
                                                   2003(1)    2002(1)      2003(1)       2002(1)
                                                   --------   --------   ------------   ----------
OPERATIONS
  Net investment income (loss)...................  $   (262)  $    (84)   $   (1,692)    $   (402)
  Net realized capital gains (losses) on
     investments.................................   (11,754)    (1,194)      (35,367)       6,111
  Net change in unrealized
     appreciation/depreciation of investments....    46,301    (25,236)      381,360      (36,038)
                                                   --------   --------    ----------     --------
Increase (decrease) in net assets from
  operations.....................................    34,285    (26,514)      344,301      (30,329)
CONTRACT TRANSACTIONS
  Net contract purchase payments.................    37,080    107,217       263,937      102,996
  Transfer payments from (to) other subaccounts
     or general account..........................    23,787     (6,336)    1,149,242      298,254
  Contract terminations, withdrawals, and other
     deductions..................................    (3,650)    (1,913)      (22,984)      (6,076)
                                                   --------   --------    ----------     --------
Increase (decrease) in net assets from contract
  transactions...................................    57,217     98,968      1390,195      395,174
                                                   --------   --------    ----------     --------
Net increase (decrease) in net assets............    91,502     72,454     1,734,496      364,845
NET ASSETS:
  Beginning of the period........................    72,454         --       364,845           --
                                                   --------   --------    ----------     --------
  End of the period..............................  $163,956   $ 72,454    $ 2,099341     $364,845
                                                   ========   ========    ==========     ========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                        VANGUARD VIF           VANGUARD VIF SMALL
                                                   REIT INDEX SUBACCOUNT    COMPANY GROWTH SUBACCOUNT
                                                   ----------------------   -------------------------
                                                    2003(1)      2002(1)      2003(1)       2002(1)
                                                   ----------   ---------   -----------   -----------
OPERATIONS
  Net investment income (loss)...................   $  3,590     $ 1,347    $  (11,152)   $      (35)
  Net realized capital gains (losses) on
     investments.................................     (5,291)        714      (183,914)      (19,601)
  Net change in unrealized
     appreciation/depreciation of investments....     32,952      (1,968)      926,035      (174,936)
                                                    --------     -------    ----------    ----------
Increase (decrease) in net assets from
  operations.....................................     31,251          93       730,969      (194,572)
CONTRACT TRANSACTIONS
  Net contract purchase payments.................     32,291      50,262       520,921       819,900
  Transfer payments from (to) other subaccounts
     or general account..........................      8,446      40,724     1,418,491       255,989
  Contract terminations, withdrawals, and other
     deductions..................................     (3,309)     (1,797)      (84,921)      (21,830)
                                                    --------     -------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions...................................     37,428      89,189     1,854,491     1,054,059
                                                    --------     -------    ----------    ----------
Net increase (decrease) in net assets............     68,679      89,282     2,585,460       859,487
NET ASSETS:
  Beginning of the period........................     89,282          --     1,110,730       251,243
                                                    --------     -------    ----------    ----------
  End of the period..............................   $157,961     $89,282    $3,696,190    $1,110,730
                                                    ========     =======    ==========    ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                       VANGUARD VIF                VANGUARD VIF
                                                 INTERNATIONAL SUBACCOUNT    MONEY MARKET SUBACCOUNT
                                                 -------------------------   ------------------------
                                                   2003(1)       2002(1)       2003(1)      2002(1)
                                                 -----------   -----------   -----------   ----------
OPERATIONS
  Net investment income (loss).................   $  1,918      $  1,193     $    30,817   $   42,545
  Net realized capital gains (losses) on
     investments...............................    (52,280)         (785)             --           --
  Net change in unrealized
     appreciation/depreciation of
     investments...............................    232,226       (25,885)             --           --
                                                  --------      --------     -----------   ----------
Increase (decrease) in net assets from
  operations...................................    181,804       (25,477)         30,817       42,545
CONTRACT TRANSACTIONS
  Net contract purchase payments...............    190,969       190,703       3,467,805    3,677,213
  Transfer payments from (to) other subaccounts
     or general account........................    381,030        35,547      (2,666,844)   1,500,262
  Contract terminations, withdrawals, and other
     deductions................................     (9,701)       (4,420)       (601,944)    (120,275)
                                                  --------      --------     -----------   ----------
Increase (decrease) in net assets from contract
  transactions.................................    562,298       221,830         199,017    5,057,200
                                                  --------      --------     -----------   ----------
Net increase (decrease) in net assets..........    744,162       196,353         229,834    5,099,745
NET ASSETS:
  Beginning of the period......................    196,353            --       6,113,406    1,013,661
                                                  --------      --------     -----------   ----------
  End of the period............................   $940,515      $196,353     $ 6,343,240   $6,113,406
                                                  ========      ========     ===========   ==========


                            See accompanying notes.

                   WRL SERIES LIFE CORPORATE ACCOUNT VARIABLE


                        ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                   VANGUARD VIF TOTAL BOND     VANGUARD VIF HIGH
                                                   MARKET INDEX SUBACCOUNT   YIELD BOND SUBACCOUNT
                                                   -----------------------   ----------------------
                                                    2003(1)      2002(1)      2003(1)      2002(1)
                                                   ----------   ----------   ----------   ---------
OPERATIONS
  Net investment income (loss)...................  $   55,646   $   18,189    $  3,634     $ 3,175
  Net realized capital gains (losses) on
     investments.................................      10,192        3,231       7,988      (4,986)
  Net change in unrealized
     appreciation/depreciation of investments....     (25,304)      27,618       6,556       3,109
                                                   ----------   ----------    --------     -------
Increase (decrease) in net assets from
  operations.....................................      40,534       49,038      18,178       1,298
CONTRACT TRANSACTIONS
  Net contract purchase payments.................     216,476      489,151      83,077      58,534
  Transfer payments from (to) other subaccounts
     or general account..........................     415,728      392,381     (10,674)     12,847
  Contract terminations, withdrawals, and other
     deductions..................................     (61,380)     (19,269)     (3,425)     (1,715)
                                                   ----------   ----------    --------     -------
Increase (decrease) in net assets from contract
  transactions...................................     570,824      862,263      68,978      69,666
                                                   ----------   ----------    --------     -------
Net increase (decrease) in net assets............     611,358      911,301      87,156      70,964
NET ASSETS:
  Beginning of the period........................   1,080,975      169,674      70,964          --
                                                   ----------   ----------    --------     -------
  End of the period..............................  $1,692,333   $1,080,975    $158,120     $70,964
                                                   ==========   ==========    ========     =======


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                          VANGUARD VIF
                                                      SHORT-TERM CORPORATE   SCUDDER VIT SMALL CAP
                                                           SUBACCOUNT          INDEX SUBACCOUNT
                                                      --------------------   ---------------------
                                                       2003(1)    2002(1)     2003(1)     2002(1)
                                                      ---------   --------   ---------   ---------
OPERATIONS
  Net investment income (loss)......................  $  2,478    $   952    $    605    $    439
  Net realized capital gains (losses) on
     investments....................................       677        (16)    (25,649)     (6,607)
  Net change in unrealized appreciation/depreciation
     of investments.................................      (544)     1,124     157,205     (31,040)
                                                      --------    -------    --------    --------
Increase (decrease) in net assets from operations...     2,611      2,060     132,161     (37,208)
CONTRACT TRANSACTIONS
  Net contract purchase payments....................    36,471     38,565      16,599           1
  Transfer payments from (to) other subaccounts or
     general account................................    89,784     12,398     237,268       2,612
  Contract terminations, withdrawals, and other
     deductions.....................................    (2,487)    (1,208)     (7,556)     (4,627)
                                                      --------    -------    --------    --------
Increase (decrease) in net assets from contract
  transactions......................................   123,768     49,755     246,311      (2,014)
                                                      --------    -------    --------    --------
Net increase (decrease) in net assets...............   126,379     51,815     378,472     (39,222)
NET ASSETS:
  Beginning of the period...........................    51,815         --     134,602     173,824
                                                      --------    -------    --------    --------
  End of the period.................................  $178,194    $51,815    $513,074    $134,602
                                                      ========    =======    ========    ========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                                           SCUDDER VIT EAFE(R)
                                               SCUDDER VIT EQUITY 500            EQUITY
                                                  INDEX SUBACCOUNT          INDEX SUBACCOUNT
                                              -------------------------   ---------------------
                                                2003(1)       2002(1)     2003(1)       2002(1)
                                              -----------   -----------   -------       -------
OPERATIONS
  Net investment income (loss)..............  $    24,346   $    49,466   $   228       $    78
  Net realized capital gains (losses) on
     investments............................   (1,384,354)     (270,361)   (3,238)       (1,073)
  Net change in unrealized appreciation/
     depreciation of investments............    2,557,575    (1,440,205)    4,886        (1,308)
                                              -----------   -----------   -------       -------
Increase (decrease) in net assets from
  operations................................    1,197,567    (1,661,100)    1,876        (2,303)
CONTRACT TRANSACTIONS
  Net contract purchase payments............    2,978,204     3,202,066       317             1
  Transfer payments from (to) other
     subaccounts or general account.........   (4,661,190)       70,444    (1,236)       (1,470)
  Contract terminations, withdrawals, and
     other deductions.......................     (507,780)     (141,026)     (183)         (285)
                                              -----------   -----------   -------       -------
Increase (decrease) in net assets from
  contract transactions.....................   (2,190,766)    3,131,484    (1,102)       (1,754)
                                              -----------   -----------   -------       -------
Net increase (decrease) in net assets.......     (993,199)    1,470,384       774        (4,057)
NET ASSETS:
  Beginning of the period...................    6,454,265     4,983,881     6,924        10,981
                                              -----------   -----------   -------       -------
  End of the period.........................  $ 5,461,066   $ 6,454,265   $ 7,698       $ 6,924
                                              ===========   ===========   =======       =======


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                     CONTRAFUND(R)               GROWTH
                                                      SUBACCOUNT               SUBACCOUNT
                                                 ---------------------   ----------------------
                                                  2003(1)     2002(1)     2003(1)      2002(1)
                                                 ----------   --------   ----------   ---------
OPERATIONS
  Net investment income (loss).................  $   (5,960)  $   (448)  $   (2,443)  $  (1,460)
  Net realized capital gains (losses) on
     investments...............................     (27,662)   (19,040)    (142,600)   (120,200)
  Net change in unrealized
     appreciation/depreciation of
     investments...............................     576,826    (68,578)     498,881    (117,048)
                                                 ----------   --------   ----------   ---------
Increase (decrease) in net assets from
  operations...................................     543,204    (88,066)     353,838    (238,708)
CONTRACT TRANSACTIONS
  Net contract purchase payments...............     903,745    451,916      655,884     194,201
  Transfer payments from (to) other subaccounts
     or general account........................     293,896    322,668    1,038,993     152,154
  Contract terminations, withdrawals, and other
     deductions................................     (32,440)   (20,457)    (269,553)    (21,628)
                                                 ----------   --------   ----------   ---------
Increase (decrease) in net assets from contract
  transactions.................................   1,165,201    754,127    1,425,324     324,727
                                                 ----------   --------   ----------   ---------
Net increase (decrease) in net assets..........   1,708,405    666,061    1,779,162      86,019
NET ASSETS:
  Beginning of the period......................     908,491    242,430      776,352     690,333
                                                 ----------   --------   ----------   ---------
  End of the period............................  $2,616,896   $908,491   $2,555,514   $ 776,352
                                                 ==========   ========   ==========   =========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                        BALANCED              HIGH INCOME
                                                       SUBACCOUNT             SUBACCOUNT
                                                   ------------------   -----------------------
                                                   2003(1)    2002(1)    2003(1)      2002(1)
                                                   --------   -------   ----------   ----------
OPERATIONS
  Net investment income (loss)...................  $  2,086   $ 1,095   $   18,742   $  106,856
  Net realized capital gains (losses) on
     investments.................................      (267)     (211)    (191,076)     (82,070)
  Net change in unrealized
     appreciation/depreciation of investments....    16,369    (7,764)     445,964       (3,095)
                                                   --------   -------   ----------   ----------
Increase (decrease) in net assets from
  operations.....................................    18,188    (6,880)     273,630       21,691
CONTRACT TRANSACTIONS
  Net contract purchase payments.................    23,322    95,388       53,828           --
  Transfer payments from (to) other subaccounts
     or general account..........................    23,590        --      154,439     (177,474)
  Contract terminations, withdrawals, and other
     deductions..................................    (2,718)   (1,772)     (35,415)     (30,966)
                                                   --------   -------   ----------   ----------
Increase (decrease) in net assets from contract
  transactions...................................    44,194    93,616      172,852     (208,440)
                                                   --------   -------   ----------   ----------
Net increase (decrease) in net assets............    62,382    86,736      446,482     (186,749)
NET ASSETS:
  Beginning of the period........................    86,736        --      901,884    1,088,633
                                                   --------   -------   ----------   ----------
  End of the period..............................  $149,118   $86,736   $1,348,366   $  901,884
                                                   ========   =======   ==========   ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                                          T. ROWE PRICE MID-CAP
                                                   MONEY MARKET                  GROWTH
                                                    SUBACCOUNT                 SUBACCOUNT
                                             -------------------------   -----------------------
                                               2003(1)       2002(1)      2003(1)      2002(1)
                                             -----------   -----------   ----------   ----------
OPERATIONS
  Net investment income (loss).............  $    75,846   $    96,507   $  (18,399)  $   (9,290)
  Net realized capital gains (losses) on
     investments...........................           --            --       54,830        4,273
  Net change in unrealized appreciation/
     depreciation of investments...........           --            --    1,278,961     (505,954)
                                             -----------   -----------   ----------   ----------
Increase (decrease) in net assets from
  operations...............................      75,84(5        96,507    1,313,392     (510,971)
CONTRACT TRANSACTIONS
  Net contract purchase payments...........    8,923,094     5,960,171    1,287,143    1,338,681
  Transfer payments from (to) other
     subaccounts or general account........   (1,364,195)   (2,520,535)     355,066      229,870
  Contract terminations, withdrawals, and
     other deductions......................   (1,743,164)     (353,062)     (81,759)     (70,506)
                                             -----------   -----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions....................    5,815,735     3,086,574    1,560,450    1,498,045
                                             -----------   -----------   ----------   ----------
Net increase (decrease) in net assets......    5,891,581     3,183,081    2,875,842      987,074
NET ASSETS:
  Beginning of the period..................    8,765,964     5,582,883    2,444,472    1,457,398
                                             -----------   -----------   ----------   ----------
  End of the period........................  $14,657,545   $ 8,765,964   $5,320,314   $2,444,472
                                             ===========   ===========   ==========   ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                                             T. ROWE PRICE BLUE CHIP
                                              T. ROWE PRICE EQUITY INCOME            GROWTH
                                                       SUBACCOUNT                  SUBACCOUNT
                                              ----------------------------   -----------------------
                                                 2003(1)        2002(1)       2003(1)      2002(1)
                                              -------------   ------------   ----------   ----------
OPERATIONS
  Net investment income (loss)..............   $   115,713     $   65,403    $   (7,449)  $   (5,935)
  Net realized capital gains (losses) on
     investments............................      (173,314)      (110,615)     (289,465)    (115,166)
  Not change in unrealized appreciation/
     depreciation of investments............     2,399,131       (865,179)      956,987     (474,376)
                                               -----------     ----------    ----------   ----------
Increase (decrease) in net assets from
  operations................................     2,341,530       (910,391)      660,073     (595,477)
CONTRACT TRANSACTIONS
  Net contract purchase payments............     3,099,121      3,706,995       961,295      723,675
  Transfer payments from (to) other
     subaccounts or general account.........       635,223      1,524,716      (434,200)     (63,156)
  Contract terminations, withdrawals, and
     other deductions.......................      (376,112)      (163,182)      (64,008)     (68,674)
                                               -----------     ----------    ----------   ----------
Increase (decrease) in net assets from
  contract transactions.....................     3,358,232      5,068,529       463,087      591,845
                                               -----------     ----------    ----------   ----------
Net increase (decrease) in net assets.......     5,699,762      4,158,138     1,123,160       (3,632)
NET ASSETS:
  Beginning of the period...................     6,157,314      1,999,176     2,165,370    2,169,002
                                               -----------     ----------    ----------   ----------
  End of the period.........................   $11,857,076     $6,157,314    $3,288,530   $2,165,370
                                               ===========     ==========    ==========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                        T. ROWE PRICE
                                                     INTERNATIONAL STOCK         GROWTH
                                                         SUBACCOUNT            SUBACCOUNT
                                                     -------------------   -------------------
                                                     2003(1)    2002(1)    2003(1)    2002(1)
                                                     --------   --------   --------   --------
OPERATIONS
  Net investment income (loss).....................  $    330   $    420   $ (3,454)  $   (963)
  Net realized capital gains (losses) on
     investments...................................   (20,455)   (47,721)   (12,313)   (23,915)
  Net change in unrealized
     appreciation/depreciation of investments......    35,101     23,604    236,455    (50,613)
                                                     --------   --------   --------   --------
Increase (decrease) in net assets from
  operations.......................................    14,976    (23,697)   220,688    (75,491)
CONTRACT TRANSACTIONS
  Net contract purchase payments...................     2,660        616    420,009    162,479
  Transfer payments from (to) other subaccounts or
     general account...............................     8,123    (55,802)    (3,853)   100,787
  Contract terminations, withdrawals, and other
     deductions....................................   (31,140)    (3,144)   (12,587)    (7,121)
                                                     --------   --------   --------   --------
Increase (decrease) in net assets from contract
  transactions.....................................   (20,357)   (58,330)   403,569    256,145
                                                     --------   --------   --------   --------
Net increase (decrease) in net assets..............    (5,381)   (82,027)   624,257    180,654
NET ASSETS:
  Beginning of the period..........................    76,360    158,387    306,609    125,955
                                                     --------   --------   --------   --------
  End of the period................................  $ 70,979   $ 76,360   $930,866   $306,609
                                                     ========   ========   ========   ========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                CAPITAL APPRECIATION        WORLDWIDE GROWTH
                                                     SUBACCOUNT                SUBACCOUNT
                                               -----------------------   -----------------------
                                                2003(1)      2002(1)      2003(1)      2002(1)
                                               ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss)...............  $    3,636   $    5,690   $   23,442   $   15,238
  Net realized capital gains (losses) on
     investments.............................    (202,516)    (328,660)    (362,858)    (338,969)
  Net change in unrealized appreciation/
     depreciation of investments.............     782,482     (133,784)   1,185,697     (450,349)
                                               ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
  operations.................................     583,602     (456,754)     846,281     (774,080)
CONTRACT TRANSACTIONS
  Net contract purchase payments.............   1,091,982    1,517,979    1,482,521    1,382,055
  Transfer payments from (to) other
     subaccounts or general account..........    (924,199)    (623,168)    (293,296)    (372,076)
  Contract terminations, withdrawals, and
     other deductions........................     (73,249)     (80,417)    (167,015)     (85,402)
                                               ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions......................      94,534      814,394    1,022,210      924,577
                                               ----------   ----------   ----------   ----------
Net increase (decrease) in net assets........     678,136      357,640    1,868,491      150,497
NET ASSETS:
  Beginning of the period....................   2,706,149    2,348,509    2,626,897    2,476,400
                                               ----------   ----------   ----------   ----------
  End of the period..........................  $3,384,285   $2,706,149   $4,495,388   $2,626,897
                                               ==========   ==========   ==========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                      MID CAP GROWTH       INTERNATIONAL GROWTH
                                                        SUBACCOUNT              SUBACCOUNT
                                                  ----------------------   ---------------------
                                                   2003(1)      2002(1)     2003(1)     2002(1)
                                                  ----------   ---------   ---------   ---------
OPERATIONS
  Net investment income (loss)..................  $   (4,203)  $  (2,962)  $  1,445    $    558
  Net realized capital gains (losses) on
     investments................................     (91,112)    (65,160)   (12,940)     (2,421)
  Net change in unrealized appreciation/
     depreciation of investments................     384,888    (155,130)    77,963     (19,684)
                                                  ----------   ---------   --------    --------
Increase (decrease) in net assets from
  operations....................................     289,573    (223,252)    66,468     (31,547)
CONTRACT TRANSACTIONS
  Net contract purchase payments................     356,552     333,735     37,221      51,583
  Transfer payments from (to) other subaccounts
     or general account.........................     (13,552)   (118,500)    95,928      71,576
  Contract terminations, withdrawals, and other
     deductions.................................     (23,477)    (22,508)    (8,500)     (2,321)
                                                  ----------   ---------   --------    --------
Increase (decrease) in net assets from contract
  transactions..................................     319,523     192,727    124,649     120,838
                                                  ----------   ---------   --------    --------
Net increase (decrease) in net assets...........     609,096     (30,525)   191,117      99,291
NET ASSETS:
  Beginning of the period.......................      721378     751,903    116,504      17,213
                                                  ----------   ---------   --------    --------
  End of the period.............................  $1,330,474   $ 721,378   $307,621    $116,504
                                                  ==========   =========   ========    ========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                                            INVESCO VIF-HEALTH
                                                    INVESCO VIF-DYNAMICS         SCIENCES
                                                         SUBACCOUNT             SUBACCOUNT
                                                   ----------------------   ------------------
                                                    2003(1)      2002(1)    2003(1)   2002(1)
                                                   ----------   ---------   -------   --------
OPERATIONS
  Net investment income (loss)...................  $   (5,583)  $  (2,760)  $  (204)  $   (170)
  Net realized capital gains (losses) on
     investments.................................     (71,751)   (267,729)   (2,554)    (7,994)
  Net change in unrealized appreciation/
     depreciation of investments.................     516,384     (30,871)   11,360     (5,382)
                                                   ----------   ---------   -------   --------
Increase (decrease) in net assets from
  operations.....................................     439,050    (301,360)    8,602    (13,546)
CONTRACT TRANSACTIONS
  Net contract purchase payments.................     583,202     445,460     3,419      1,933
  Transfer payments from (to) other subaccounts
     or general account..........................     411,218    (184,929)    4,208    (15,069)
  Contract terminations, withdrawals, and other
     deductions..................................     (91,100)    (22,980)     (929)    (1,429)
                                                   ----------   ---------   -------   --------
Increase (decrease) in net assets from contract
  transactions...................................     903,320     237,551     6,698    (14,565)
                                                   ----------   ---------   -------   --------
Net increase (decrease) in net assets............   1,342,370     (63,809)   15,300    (28,111)
NET ASSETS:
  Beginning of the period........................     677,759     741,568    25,118     53,229
                                                   ----------   ---------   -------   --------
  End of the period..............................  $2,020,129   $ 677,759   $40,418   $ 25,118
                                                   ==========   =========   =======   ========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS



            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                      INVESCO VIF -          INVESCO VIF - SMALL
                                                  TECHNOLOGY SUBACCOUNT   COMPANY GROWTH SUBACCOUNT
                                                  ---------------------   -------------------------
                                                   2003(1)     2002(1)      2003(1)       2002(1)
                                                  ---------   ---------   -----------   -----------
OPERATIONS
  Net investment income (loss)..................  $ (1,654)   $   (512)   $   (5,152)   $   (5,823)
  Net realized capital gains (losses) on
     investments................................   (25,059)    (79,504)     (343,392)     (111,310)
  Net change in unrealized
     appreciation/depreciation of investments...   137,692         304       670,309      (419,714)
                                                  --------    --------    ----------    ----------
Increase (decrease) in net assets from
  operations....................................   110,979     (79,712)      331,765      (536,847)
CONTRACT TRANSACTIONS
  Net contract purchase payments................   144,365      83,443       382,722       599,428
  Transfer payments from (to) other subaccounts
     or general account.........................   (13,671)     23,348      (262,819)      (54,157)
  Contract terminations, withdrawals, and other
     deductions.................................    (5,547)     (3,940)     (112,704)      (45,771)
                                                  --------    --------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions..................................   125,147     102,851         7,199       499,500
                                                  --------    --------    ----------    ----------
Net increase (decrease) in net assets...........   236,126      23,139       328,964       (37,347)
NET ASSETS:
  Beginning of the period.......................   140,501     117,362     1,450,921     1,488,268
                                                  --------    --------    ----------    ----------
  End of the period.............................  $376,627    $140,501    $1,779,885    $1,450,921
                                                  ========    ========    ==========    ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS



            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                                              INVESCO VIF -
                                                  INVESCO VIF - GROWTH      TELECOMMUNICATIONS
                                                       SUBACCOUNT               SUBACCOUNT
                                                 -----------------------   --------------------
                                                  2003(1)      2002(1)     2003(1)     2002(1)
                                                 ----------   ----------   --------   ---------
OPERATIONS
  Net investment income (loss).................  $   (7,555)  $   (6,441)  $ (2,337)  $    (389)
  Net realized capital gains (losses) on
     investments...............................    (459,069)    (278,070)    (8,391)   (186,573)
  Net change in unrealized
     appreciation/depreciation of
     investments...............................     917,084     (481,649)   121,210     115,821
                                                 ----------   ----------   --------   ---------
Increase (decrease) in net assets from
  operations...................................     450,460     (766,160)   110,482     (71,141)
CONTRACT TRANSACTIONS
  Net contract purchase payments...............     689,811      757,718    251,094      67,615
  Transfer payments from (to) other subaccounts
     or general account........................    (312,273)     (40,074)       115     (19,738)
  Contract terminations, withdrawals, and other
     deductions................................     (88,474)     (50,600)    (5,864)     (2,980)
                                                 ----------   ----------   --------   ---------
Increase (decrease) in net assets from contract
  transactions.................................     289,064      667,044    245,345      44,897
                                                 ----------   ----------   --------   ---------
Net increase (decrease) in net assets..........     739,524      (99,116)   355,827     (26,244)
NET ASSETS:
  Beginning of the period......................   1,571,581    1,670,697    107,869     134,113
                                                 ----------   ----------   --------   ---------
  End of the period............................  $2,311,105   $1,571,581   $463,696   $ 107,869
                                                 ==========   ==========   ========   =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS



            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                        INVESCO VIF -
                                                          FINANCIAL              SHORT-TERM
                                                     SERVICES SUBACCOUNT         SUBACCOUNT
                                                     -------------------   -----------------------
                                                     2003(1)    2002(1)     2003(1)      2002(1)
                                                     --------   --------   ----------   ----------
OPERATIONS
  Net investment income (loss).....................   $    1    $     9    $   25,028   $   23,844
  Net realized capital gains (losses) on
     investments...................................     (421)       (85)        9,000        2,361
  Net change in unrealized appreciation/
     depreciation of investments...................    1,799     (1,051)       (4,899)       1,962
                                                      ------    -------    ----------   ----------
Increase (decrease) in net assets from
  operations.......................................    1,379     (1,127)       20,129       28,167
CONTRACT TRANSACTIONS
  Net contract purchase payments...................      254          1     1,315,842       17,731
  Transfer payments from (to) other subaccounts or
     general account...............................     (649)      (983)      923,802      503,347
Contract terminations, withdrawals, and other
  deductions.......................................     (159)      (215)      (47,858)     (29,487)
                                                      ------    -------    ----------   ----------
Increase (decrease) in net assets from contract
  transactions.....................................     (554)    (1,197)    2,191,786      491,591
                                                      ------    -------    ----------   ----------
Net increase (decrease) in net assets..............      825     (2,324)    2,220,915      519,758
NET ASSETS:
  Beginning of the period..........................    5,240      7,564     1,164,395      644,637
                                                      ------    -------    ----------   ----------
  End of the period................................   $6,065    $ 5,240    $3,385,310   $1,164,395
                                                      ======    =======    ==========   ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS



            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                                         STOCKSPLUS GROWTH AND
                                              TOTAL RETURN SUBACCOUNT      INCOME SUBACCOUNT
                                             -------------------------   ----------------------
                                               2003(1)       2002(1)      2003(1)      2002(1)
                                             -----------   -----------   ----------   ---------
OPERATIONS
  Net investment income (loss).............  $   505,770   $   418,816   $   33,136   $  18,353
  Net realized capital gains (losses) on
     investments...........................      383,139       218,803      (12,804)    (48,968)
  Net change in unrealised appreciation/
     depreciation of investments...........         (572)      341,624      437,662    (142,874)
                                             -----------   -----------   ----------   ---------
Increase (decrease) in net assets from
  operations...............................      888,337       979,243      457,994    (173,489)
CONTRACT TRANSACTIONS
  Net contract purchase payments...........    7,622,461     6,618,471      758,184     403,363
  Transfer payments from (to) other
     subaccounts or general account........   (3,683,490)    2,512,730      205,762     390,211
  Contract terminations, withdrawals, and
     other deductions......................   (1,388,144)     (284,659)     (30,859)    (20,091)
                                             -----------   -----------   ----------   ---------
Increase (decrease) in net assets from
  contract transactions....................    2,550,827     8,846,542      933,087     773,483
                                             -----------   -----------   ----------   ---------
Net increase (decrease) in net assets......    3,439,164     9,825,785    1,391,081     599,994
NET ASSETS:
  Beginning of the period..................   15,343,975     5,518,190      786,813     186,819
                                             -----------   -----------   ----------   ---------
  End of the period........................  $18,783,139   $15,343,975   $2,177,894   $ 786,813
                                             ===========   ===========   ==========   =========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS



            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                               ROYCE MICRO-
                                                                   CAP
                                                                SUBACCOUNT
                                                               ------------
                                                                 2003(1)
OPERATIONS
  Net investment income (loss)..............................    $   (3,254)
  Net realized capital gains (losses) on investments........        96,763
  Net change in unrealized appreciation/depreciation of
     investments............................................       284,587
                                                                ----------
Increase (decrease) in net assets from operations...........       378,096
CONTRACT TRANSACTIONS
  Net contract purchase payments............................       786,647
  Transfer payments from (to) other subaccounts or general
     account................................................     1,838,033
  Contract terminations, withdrawals, and other
     deductions.............................................       (16,854)
                                                                ----------
Increase (decrease) in net assets from contract
  transactions..............................................     2,607,826
                                                                ----------
Net increase (decrease) in net assets.......................     2,985,922
NET ASSETS:
  Beginning of the period...................................            --
                                                                ----------
  End of the period.........................................    $2,985,922
                                                                ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2003


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

  SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund
 Vanguard VIF Balanced Portfolio
 Vanguard VIF Diversified Value Portfolio
 Vanguard VIF Equity Income Portfolio
 Vanguard VIF Equity Index Portfolio
 Vanguard VIF Growth Portfolio
 Vanguard VIF Mid-Cap Index Portfolio
 Vanguard VIF REIT Index Portfolio
 Vanguard VIF Small Company Growth Portfolio
 Vanguard VIF International Portfolio
 Vanguard VIF Money Market Portfolio
 Vanguard VIF Total Bond Market Index Portfolio
 Vanguard VIF High Yield Bond Portfolio
 Vanguard VIF Short-Term Corporate Portfolio
 Vanguard VIF Total Stock Market Index Portfolio
 Vanguard VIF Capital Growth Portfolio
Scudder Investment VIT Funds
 Scudder VIT Small Cap Index Fund
 Scudder VIT Equity 500 Index Fund
 Scudder VIT EAFE(R) Equity Index Fund
Fidelity Variable Insurance Products Funds
 Growth Opportunities Portfolio
 Contrafund(R) Portfolio
 Growth Portfolio
 Balanced Portfolio
 High Income Portfolio
 Money Market Portfolio
 T. Rowe Price New America Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price International Series, Inc.
 T. Rowe Price International Stock Portfolio
Janus Aspen Series
 Growth Portfolio
 Capital Appreciation Portfolio
 Worldwide Growth Portfolio
 Flexible Income Portfolio
 Mid Cap Growth (formerly Aggressive Growth
   Portfolio)
 International Growth Portfolio
INVESCO Variable Investment Funds, Inc.
 INVESCO VIF -- Dynamics Fund
 INVESCO VIF -- Health Sciences Fund
 INVESCO VIF -- Technology Fund
 INVESCO VIF -- Small Company Growth Fund
 INVESCO VIF -- Growth Fund
 INVESCO VIF -- Telecommunications Fund
 INVESCO VIF -- Financial Services Fund
PIMCO Variable Insurance Trust
 Short-Term Portfolio (Institutional Class)
 Total Return Portfolio (Institutional Class)
 StocksPLUS Growth and Income Portfolio
   (Institutional Class)
The Universal Institutional Funds, Inc.
 U.S. Mid Cap Value Portfolio
 Emerging Markets Equity Portfolio
 Emerging Markets Debt Portfolio
T. Rowe Price Equity Series, Inc.
 T. Rowe Price Mid-Cap Growth Portfolio
 T. Rowe Price Equity Income Portfolio

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


Royce Capital Fund
 Royce Small-Cap Portfolio

 Royce Micro-Cap Portfolio


     The following Portfolio name changes were made effective during the fiscal year ended December 31, 2003:

PORTFOLIO                                                         FORMERLY
---------                                                         --------
Mid Cap Growth Portfolio                        Aggressive Growth Portfolio
Scudder Small Cap Index Fund                    Scudder VIT Small Cap Index Fund
Scudder Equity 500 Index Fund                   Scudder VIT Equity 500 Index Fund
Scudder EAFE(R) Equity Index Fund               Scudder VIT EAFE(R) Equity Index Fund

  INVESTMENTS


     Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2003.


     Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

  DIVIDEND INCOME

     Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.


2.  INVESTMENTS


     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2003 were as follows:


                                                              PURCHASES      SALES
                                                              ----------   ----------
Vanguard Variable Insurance Fund
  Vanguard VIF Balanced Portfolio...........................  $3,488,571   $2,449,218
  Vanguard VIF Diversified Value Portfolio..................   1,719,795    1,273,126
  Vanguard VIF Equity Income Portfolio......................     148,926       54,083
  Vanguard VIF Equity Index Portfolio.......................  14,464,374    5,671,924
  Vanguard VIF Growth Portfolio.............................      86,984       41,774
  Vanguard VIF Mid-Cap Index Portfolio......................   3,322,740    1,969,589
  Vanguard VIF REIT Index Portfolio.........................   1,668,501    1,632,775
  Vanguard VIF Small Company Growth Portfolio...............   3,045,077    1,385,838
  Vanguard VIF International Portfolio......................   1,814,287    1,302,434
  Vanguard VIF Money Market Portfolio.......................   5,855,240    5,625,370
  Vanguard VIF Total Bond Market Index Portfolio............   6,990,856    6,354,197
  Vanguard VIF High Yield Bond Portfolio....................     930,767      850,168
  Vanguard VIF Short-Term Corporate Portfolio...............     172,112       45,189
Scudder Investment VIT Funds
  Scudder VIT Small Cap Index Fund..........................     373,259      151,992
  Scudder VIT Equity 500 Index Fund.........................   4,039,356    7,587,200

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                              PURCHASES      SALES
                                                              ----------   ----------
  Scudder EAFE(R) Equity Index Fund.........................       6,125       10,237
Fidelity Variable Insurance Products Funds
  Contrafund(R) Portfolio...................................   1,767,768      636,237
  Growth Portfolio..........................................   1,842,480      561,704
  Balanced Portfolio........................................      49,993        3,980
  High Income Portfolio.....................................   1,292,910    1,292,378
  Money Market Portfolio....................................  14,797,468    8,905,853
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Mid-Cap Growth Portfolio....................   2,163,097      566,532
  T. Rowe Price Equity Income Portfolio.....................   4,831,414    1,530,768
  T. Rowe Price Blue Chip Growth Portfolio..................   1,544,787    1,378,387
T. Rowe Price International Series, Inc.
  T. Rowe Price International Stock Portfolio...............      68,895      109,376
Janus Aspen Series
  Growth Portfolio..........................................     453,207       65,372
  Capital Appreciation Portfolio............................   1,446,139    1,549,931
  Worldwide Growth Portfolio................................   1,940,077    1,256,429
  Mid Cap Growth (formerly Aggressive Growth Portfolio).....     519,253      295,007
  International Growth Portfolio............................     191,537       78,384
INVESCO Variable Investment Funds, Inc.
  INVESCO VIF -- Dynamics Fund..............................   1,080,045      253,434
  INVESCO VIF -- Health Sciences Fund.......................      53,216       48,106
  INVESCO VIF -- Technology Fund............................     180,007       81,560
  INVESCO VIF -- Small Company Growth Fund..................   1,030,020    1,370,632
  INVESCO VIF -- Growth Fund................................     963,953    1,141,172
  INVESCO VIF -- Telecommunications Fund....................     278,946       44,317
  INVESCO VIF -- Financial Services Fund....................       5,384        6,358
PIMCO Variable Insurance Trust
  Short-Term Portfolio (Institutional Class)................   3,565,186    1,339,285
  Total Return Portfolio (Institutional Class)..............   9,769,618    6,323,939
  StocksPLUS Growth and Income Portfolio (Institutional
     Class).................................................   1,017,126       63,761
The Universal Institutional Funds, Inc.
Royce Capital Fund
  Royce Micro-Cap Portfolio.................................   2,767,064       65,730

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



3.  ACCUMULATION UNITS OUTSTANDING


     A summary of changes in accumulation units outstanding follows:


                                            VANGUARD VIF
                            VANGUARD VIF     DIVERSIFIED    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                              BALANCED          VALUE       EQUITY INCOME   EQUITY INDEX       GROWTH
                            SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                            -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002.........            0              0               0                0              0
  Units purchased.........      831,943         45,050         168,020        3,658,401         99,646
  Units redeemed and
     transferred..........            0              0               0                0              0
                              ---------        -------        --------       ----------        -------
Units outstanding at
  December 31, 2002.......      831,943         45,050         168,020        3,658,401         99,646
  Units purchased.........    1,902,319        500,048         276,270       13,850,463        178,777
  Units redeemed and
     transferred..........     (831,943)       (45,050)       (168,020)      (3,658,401)       (99,646)
                              ---------        -------        --------       ----------        -------
Units outstanding at
  December 31, 2003.......    1,902,319        500,048         276,270       13,850,463        178,777
                              =========        =======        ========       ==========        =======



                                                           VANGUARD VIF
                       VANGUARD VIF MID-   VANGUARD VIF    SMALL COMPANY   VANGUARD VIF    VANGUARD VIF
                           CAP INDEX        REIT INDEX        GROWTH       INTERNATIONAL   MONEY MARKET
                         SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                       -----------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002....              0                0          211,638              0        1,007,005
  Units purchased....        372,853           81,471        1,231,552        215,236        5,970,187
  Units redeemed and
     transferred.....              0                0         (211,638)             0       (1,007,005)
                           ---------          -------       ----------       --------       ----------
Units outstanding at
  December 31,
  2002...............        372,853           81,471        1,231,552        215,236        5,970,187
  Units purchased....      1,600,380          106,392        2,905,132        764,376        6,132,728
  Units redeemed and
     transferred.....       (372,853)         (81,471)      (1,231,552)      (215,236)      (5,970,187)
                           ---------          -------       ----------       --------       ----------
Units outstanding at
  December 31,
  2003...............      1,600,380          106,392        2,905,132        764,376        6,132,728
                           =========          =======       ==========       ========       ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                             VANGUARD VIF     VANGUARD VIF     VANGUARD VIF
                       VANGUARD VIF TOTAL     HIGH YIELD       SHORT-TERM      TOTAL STOCK      VANGUARD VIF
                       BOND MARKET INDEX         BOND           CORPORATE      MARKET INDEX    CAPITAL GROWTH
                         SUBACCOUNT(1)       SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT (1)   SUBACCOUNT(1)
                       ------------------   ---------------   -------------   --------------   --------------
Units outstanding at
  January 1, 2002....         171,027                 0                0              0                0
  Units purchased....       1,005,981            66,958           48,910              0                0
  Units redeemed and
    transferred......        (171,027)                0                0              0                0
                           ----------           -------          -------           ----             ----
Units outstanding at
  December 31,
  2002...............       1,005,981            66,958           48,910              0                0
  Units purchased....       1,514,057           127,657          162,438              0                0
  Units redeemed and
    transferred......      (1,005,981)          (66,958)         (48,910)             0                0
                           ----------           -------          -------           ----             ----
Units outstanding at
  December 31,
  2003...............       1,514,057           127,657          162,438              0                0
                           ==========           =======          =======           ====             ====



                                            SCUDDER VIT        SCUDDER VIT
                       SCUDER VIT SMALL     EQUITY 500       EAFE(R) EQUITY        GROWTH
                          CAP INDEX            INDEX              INDEX         OPPORTUNITIES   CONTRAFUND(R)
                          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                       ----------------   ---------------   -----------------   -------------   -------------
Units outstanding at
  January 1, 2002....       172,884           6,124,954           16,980               0             288,236
  Units purchased....       168,572          10,210,329           13,655               0           1,191,538
  Units redeemed and
    transferred......      (172,884)         (6,124,954)         (16,980)              0            (288,236)
                           --------         -----------          -------            ----          ----------
Units outstanding at
  December 31, 2002..       168,572          10,210,329           13,655               0           1,191,538
                           --------         -----------          -------            ----          ----------
  Units purchased....       438,839           6,741,017           11,384               0           2,671,766
  Units redeemed and
    transferred......      (168,572)        (10,210,329)         (13,655)              0          (1,191,538)
                           --------         -----------          -------            ----          ----------
Units outstanding at
  December 31, 2003..       438,839           6,741,017           11,384               0           2,671,766
                           ========         ===========          =======            ====          ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                       T. ROWE PRICE
                               GROWTH       BALANCED      HIGH INCOME    MONEY MARK    MID-CAP GROWTH
                             SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)
                             ----------   -------------   -----------   ------------   --------------
Units outstanding at
  January 1, 2002..........     925,727            0       1,572,556      5,043,246       1,348,246
  Units purchased..........   1,489,490       98,862       1,259,407      7,786,839       2,871,555
  Units redeemed and
     transferred...........    (925,727)           0      (1,572,556)    (5,043,246)     (1,348,246)
                             ----------      -------      ----------     ----------      ----------
Units outstanding at
  December 31, 2002........   1,489,490       98,862       1,259,407      7,786,839       2,871,555
  Units purchased..........   3,690,593      144,375       1,479,525     12,891,580       4,516,223
  Units redeemed and
     transferred...........  (1,489,490)     (98,862)     (1,259,407)    (7,786,839)     (2,871,556)
                             ----------      -------      ----------     ----------      ----------
Units outstanding at
  December 31, 2003........   3,690,593      144,375       1,479,525     12,891,580       4,516,223
                             ==========      =======      ==========     ==========      ==========



                                                 T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                             T. ROWE PRICE        NEW AMERICA      BLUE CHIP     INTERNATIONAL
                             EQUITY INCOME          GROWTH          GROWTH           STOCK         GROWTH
                               SUBACCOUNT        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT
                          --------------------   -------------   -------------   -------------   ----------
Units outstanding at
  January 1, 2002.......        1,723,359               0          2,501,110        241,969         191,073
  Units purchased.......        6,109,538               0          3,282,286        142,771         632,898
  Units redeemed and
     transferred........       (1,723,359)              0         (2,501,110)      (241,969)        665,519
                               ----------            ----         ----------       --------      ----------
Units outstanding at
  December 31, 2002.....        6,109,538               0          3,282,286        142,771       1,489,490
  Units purchased.......        9,374,598               0          3,871,619        101,674       1,458,660
  Units redeemed and
     transferred........       (6,109,538)              0         (3,282,286)      (142,771)     (1,489,491)
                               ----------            ----         ----------       --------      ----------
Units outstanding at
  December 31, 2003.....        9,374,598               0          3,871,619        101,674       1,458,660
                               ==========            ====         ==========       ========      ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                 CAPITAL      WORLDWIDE      FLEXIBLE         MIDCAP       INTERNATIONAL
                               APPRECIATION     GROWTH        INCOME          GROWTH          GROWTH
                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                               ------------   ----------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002............    3,537,689     3,659,914          0          1,304,710         23,251
  Units purchased............    4,833,893     5,211,240          0          1,737,005        211,463
  Units redeemed and
     transferred.............   (3,537,689)   (3,659,914)         0         (1,304,710)       (23,251)
                                ----------    ----------        ---         ----------       --------
Units outstanding at December
  31, 2002...................    4,833,893     5,211,240          0          1,737,005        211,463
  Units purchased............    5,015,397     7,192,426          0          2,371,273        413,859
  Units redeemed and
     transferred.............   (4,833,893)   (5,211,240)         0         (1,737,006)      (211,463)
                                ----------    ----------        ---         ----------       --------
Units outstanding at December
  31, 2003...................    5,015,397     7,192,426          0          2,371,273        413,859
                                ==========    ==========        ===         ==========       ========



                                                                           INVESCO
                            INVESCO         INVESCO         INVESCO      VIF - SMALL
                             VIF -       VIF - HEALTH        VIF -         COMPANY        INVESCO
                           DYNAMICS        SCIENCES       TECHNOLOGY       GROWTH       VIF - GROWTH
                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                          -----------   ---------------   -----------   -------------   ------------
Units outstanding at
  January 1, 2002.......   1,090,496         48,219          271,361      2,029,773       3,846,315
  Units purchased.......   1,463,501         30,118          611,151      2,872,649       5,925,395
  Units redeemed and
     transferred........  (1,090,496)       (48,219)        (271,361)    (2.029,773)     (3,846,315)
                          ----------        -------        ---------     ----------      ----------
Units outstanding at
  December 31, 2002.....   1,463,501         30,118          611,151      2,872,649       5,925,395
  Units purchased.......   3,165,042         37,927        1,127,577      2,640,975       6,709,280
  Units redeemed and
     transferred........  (1,463,501)       (30,119)        (611,151)    (2,872,649)     (5,925,395)
                          ----------        -------        ---------     ----------      ----------
Units outstanding at
  December 31, 2003.....   3,165,042         37,927        1,127,577      2,640,975       6,709,280
                          ==========        =======        =========     ==========      ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                               INVESCO VIF -                               STOCKSPLUS
                            INVESCO VIF -        FINANCIAL                                 GROWTH AND
                          TELECOMMUNICATIONS     SERVICES      SHORT-TERM   TOTAL RETURN     INCOME
                              SUBACCOUNT       SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------------   -------------   ----------   ------------   ----------
Units outstanding at
  January 1, 2002.......        383,165             6,284         577,818     4,656,618       228,663
  Units purchased.......        626,475             5,115       1,011,544    11,851,933     1,205,003
  Units redeemed and
     transferred........       (383,165)           (6,284)       (577,818)   (4,656,618)     (228,663)
                              ---------           -------      ----------   -----------    ----------
Units outstanding at
  December 31, 2002.....        626,475             5,115       1,011,544    11,851,933     1,205,003
  Units purchased.......      2,005,127             4,569       2,877,564    13,791,074     2,557,105
  Units redeemed and
     transferred........       (626,475)           (5,115)     (1,011,543)  (11,851,933)   (1,205,004)
                              ---------           -------      ----------   -----------    ----------
Units outstanding at
  December 31, 2003.....      2,005,127             4,569       2,877,564    13,791,074     2,557,105
                              =========           =======      ==========   ===========    ==========



                                          EMERGING        EMERGING
                       MID CAP VALUE   MARKETS EQUITY   MARKETS DEBT    ROYCE SMALL-CAP   ROYCE MICRO-CAP
                       SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)     SUBACCOUNT(1)
                       -------------   --------------   -------------   ---------------   ---------------
Units outstanding at
  January 1, 2002....         0                0               0                0                    0
  Units purchased....         0                0               0                0                    0
  Units redeemed and
     transferred.....         0                0               0                0                    0
                           ----             ----            ----             ----            ---------
Units outstanding at
  December 31,
  2002...............         0                0               0                0                    0
  Units purchased....         0                0               0                0            2,542,649
  Units redeemed and
     transferred.....         0                0               0                0                    0
                           ----             ----            ----             ----            ---------
Units outstanding at
  December 31,
  2003...............         0                0               0                0            2,542,649
                           ====             ====            ====             ====            =========



4.  FINANCIAL HIGHLIGHTS



     Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.



                                                                                 INVESTMENT
                              YEAR                     UNIT FAIR      NETS         INCOME     EXPENSE     TOTAL
YEAR SUBACCOUNT               ENDED         UNITS        VALUE       ASSETS        RATIO*     RATIO**   RETURN***
---------------           -------------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Balanced
                           12/31/2003(1)   1,902,319     $1.19     $ 2,255,416      2.99%      0.70%       20.45%
                           12/31/2002(1)     831,943      0.98         818,912      2.37       0.70        (6.73)
Vanguard VIF Diversified
  Value
                           12/31/2003(1)     500,048      1.15         573,057      1.00       0.70        31.12
                           12/31/2002(1)      45,050      0.87          39,374      1.43       0.70       (14.24)

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                 INVESTMENT
                              YEAR                     UNIT FAIR      NETS         INCOME     EXPENSE     TOTAL
YEAR SUBACCOUNT               ENDED         UNITS        VALUE       ASSETS        RATIO*     RATIO**   RETURN***
---------------           -------------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Equity
  Income
                           12/31/2003(1)     276,270      1.09         300,871      2.36       0.70        24.44
                           12/31/2002(1)     168,020      0.88         147,047      2.67       0.70       (13.77)
Vanguard VIF Equity
  Index
                           12/31/2003(1)  13,850,463      1.08      14,922,060      1.42       0.70        28.47
                           12/31/2002(1)   3,658,401      0.84       3,068,055      0.43       0.70       (22.11)
Vanguard VIF Growth
                           12/31/2003(1)     178,777      0.92         163,956      0.38       0.70        26.13
                           12/31/2002(1)      99,646      0.73          72,454      0.43       0.70       (35.89)
Vanguard VIF Mid-Cap
  Index
                           12/31/2003(1)   1,600,380      1.31       2,099,341      0.43       0.70        34.06
                           12/31/2002(1)     372,853      0.98         364,845      0.38       0.70       (14.65)
Vanguard VIF REIT Index
                           12/31/2003(1)     106,392      1.48         157,961      3.56       0.70        35.48
                           12/31/2002(1)      81,471      1.10          89,282      2.81       0.70         3.53
Vanguard VIF Small
  Company Growth
                           12/31/2003(1)   2,905,132      1.27       3,696,190      0.02       0.70        41.07
                           12/31/2002(1)   1,231,552      0.90       1,110,730      0.56       0.70       (24.03)
                           12/31/2001(1)     211,638      1.19         251,243      0.00       0.70        18.71
Vanguard VIF
  International
                           12/31/2003(1)     764,376      1.23         940,515      0.94       0.70        34.88
                           12/31/2002(1)     215,236      0.91         196,353      1.54       0.70       (17.25)
Vanguard VIF Money
  Market
                           12/31/2003(1)   6,132,728      1.03       6,343,240      1.03       0.70         1.01
                           12/31/2002(1)   5,970,187      1.02       6,113,406      1.66       0.70         1.73
                           12/31/2001(1)   1,007,005      1.01       1,013,661      0.02       0.70         0.66
Vanguard VIF Total Bond
  Market Index
                           12/31/2003(1)   1,314,057     $1.12     $ 1,692,333      4.35%      0.70%        4.02%
                           12/31/2002(1)   1,005,981      1.07       1,080,975      3.43       0.70         8.31
                           12/31/2001(1)     171,027      0.99         169,674      0.00       0.70        (0.79)
Vanguard VIF High Yield
  Bond
                           12/31/2003(1)     127,657      1.24         158,120      3.21       0.70        16.87
                           12/31/2002(1)      66,958      1.06          70,964      6.55       0.70         1.54

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                 INVESTMENT
                              YEAR                     UNIT FAIR      NETS         INCOME     EXPENSE     TOTAL
YEAR SUBACCOUNT               ENDED         UNITS        VALUE       ASSETS        RATIO*     RATIO**   RETURN***
---------------           -------------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Short-Term
  Corporate
                           12/31/2003(1)     162,438      1.10         170,194      3.12       0.70         3.55
                           12/31/2002(1)      48,910      1.06          51,815      3.08       0.70         6.25
Scudder VIT Small Cap
  Index
                           12/31/2003(1)     438,839      1.17         513,074      0.86       0.70        46.42
                           12/31/2002(1)     168,572      0.80         134,602      0.70       0.70       (20.58)
                           12/31/2001(1)     172,884      1.01         173,824      0.54       0.70         2.07
Scudder VIT Equity 500
  Index
                           12/31/2003(1)   6,741,017      0.81        5,401,06      1.00       0.70        28.16
                           12/31/2002(1)  10,210,329      0.63       6,454,265      1.19       0.70       (22.31)
                           12/31/2001(1)   6,124,954      0.81       4,983,881      1.20       0.70       (12.18)
Scudder VIT EAFE,(R)
  Equity Index
                           12/31/2003(1)      11,384      0.68           7,698      4.27       0.70        33.35
                           12/31/2002(1)      13,655      0.51           6,924      1.21       0.70       (21.60)
                           12/31/2001(1)      16,980      0.65          10,981      0.00       0.70       (24.69)
Contrafund(R)
                           12/31/2003(1)   2,671,766      0.98       2,616,896      0.25       0.70        28.46
                           12/31/2002(1)   1,191,538      0.76         908,491      0.39       0.70        (9.35)
                           12/31/2001(1)     288,236      0.84         242,430      0.52       0.70       (12.24)
Growth
                           12/31/2003(1)   3,690,593      0.69       2,555,514      0.20       0.70        32.85
                           12/31/2002(1)   1,489,490      0.52         776,352      0.18       0.70       (30.11)
                           12/31/2001(1)     925,727      0.75         690,333      0.07       0.70       (17.65)
Balanced
                           12/31/2003(1)     144,375      1.03         149,118      2.30       0.70        17.72
                           12/31/2002(1)      98,862      0.88          86,736      2.39       0.70        (8.72)
High Income
                           12/31/2003(1)   1,479,525      0.91       1,348,366      2.12       0.70        27.26
                           12/31/2002(1)   1,259,407      0.72         901,884     11.10       0.70         3.44
                           12/31/2001(1)   1,572,556      0.69       1,088,633     12.96       0.70       (11.73)
Money Market
                           12/31/2003(1)  12,891,580     $1.14     $14,657,545      1.00%      0.70%        1.00%
                           12/31/2002(1)   7,786,839      1.13       8,765,964      0.00       0.70         1.69
                           12/31/2001(1)   5,043,246      1.11       5,582,883      3.16       0.70         4.19
T. Rowe Price Mid-Cap
  Growth
                           12/31/2003(1)   1,516,223      1.18       5,320,314      0.00       0.70        39.30
                           12/31/2002(1)   2,871,555      0.85       2,444,472      1.67       0.70       (21.25)
                           12/31/2001(1)   1,348,246      1.08       1,457,398      0.00       0.70        (0.92)

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                 INVESTMENT
                              YEAR                     UNIT FAIR      NETS         INCOME     EXPENSE     TOTAL
YEAR SUBACCOUNT               ENDED         UNITS        VALUE       ASSETS        RATIO*     RATIO**   RETURN***
---------------           -------------   ----------   ---------   -----------   ----------   -------   ---------
T. Rowe Price Equity
  Income
                           12/31/2003(1)   9,374,598      1.26      11,857,076      1.80       0.70        25.50
                           12/31/2002(1)   6,109,538      1.01       6,157,314      1.88       0.70       (13.12)
                           12/31/2001(1)   1,723,359      1.16       1,999,171      1.56       0.70         1.47
T. Rowe Price Blue Chip
  Growth
                           12/31/2003(1)   3,871,619      0.85       3,288,530      0.15       0.70        28.75
                           12/31/2002(1)   3,282,286      0.66       2,163,370      0.15       0.70       (23.93)
                           12/31/2001(1)   2,501,110      0.85       2,169,002      0.15       0.70       (13.28)
T. Rowe Price
  International Stock
                           12/31/2003(1)     101,674      0.70          70,979      1.22       0.70        30.52
                           12/31/2002(1)     142,771      0.53          76,360      0.83       0.70       (18.29)
                           12/31/2001(1)     241,969      0.65         158,387      2.45       0.70       (22.21)
Growth
                           12/31/2003(1)   1,458,660      0.64         930,866      0.11       0.70        31.73
                           12/31/2002(1)     632,898      0.48         306,609      0.00       0.70      (26.511
                           12/31/2001(1)     925,727      0.75         690,333      0.07       0.70       (17.65)
Capital Appreciation
                           12/31/2003(1)   5,015,397      0.67       3,384,285      0.50       0.70        20.53
                           12/31/2002(1)   4,833,893      0.56       2,706,149      0.60       0.70       (15.67)
                           12/31/2001(1)   3,537,689      0.66       2,348,509      1.49       0.70       (21.67)
Worldwide Growth
                           12/31/2003(1)   7.192.426      0.63       4.495.388      1.15       0.70        23.99
                           12/31/2002(1)   5,211,240      0.50       2,626,897      1.01       0.70       (25.50)
                           12/31/2001      3,659,914      0.68       2,476,400      0.62       0.70       (22.44)
Mid Cap Growth
                           12/31/2003(1)   2,371,273      0.56       1,330,474      0.00       0.70        35.10
                           12/31/2002(1)   1,737,005      0.42         721,378      0.00       0.70       (27.94)
                           12/31/2001(1)   1,304,710      0.58         751,903      0.00       0.70       (42.37)
International Growth
                           12/31/2003(1)     413,859     $0.74     $   307,621      1.32%      0.70%       34.91%
                           12/31/2002(1)     211,463      0.55         116,504      1.27       0.70       (25.58)
                           12/31/2001(1)      23,251      0.74          17,213      1.42       0.70       (25.97)
INVESCO VIF-Dynamics
                           12/31/2003(1)   3,165,042      0.64       2,020,129      0.00       0.70        37.82
                           12/31/2002(1)   1,463,501      0.46         677,759      0.00       0.70       (31.90)
                           12/31/2001(1)   1,090,496      0.68         741,568      0.00       0.70       (31.14)

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                 INVESTMENT
                              YEAR                     UNIT FAIR      NETS         INCOME     EXPENSE     TOTAL
YEAR SUBACCOUNT               ENDED         UNITS        VALUE       ASSETS        RATIO*     RATIO**   RETURN***
---------------           -------------   ----------   ---------   -----------   ----------   -------   ---------
INVESCO VIF-Health
  Sciences
                           12/31/2003(1)      37,927      1.07          40,418      0.00       0.70        27.78
                           12/31/2002(1)      30,118      0.83          25,118      0.00       0.70       (24.45)
                           12/31/2001(1)      48,219      1.10          53,229      0.37       0.70       (12.59)
INVESCO VIF-Technology
                           12/31/2003(1)   1,127,577      0.33         376,627      0.00       0.70        45.29
                           12/31/2002(1)     611,151      0.23         140,501      0.00       0.70       (46.84)
                           12/31/2001(1)     271,361      0.43         117,362      0.00       0.70       (45.82)
INVESCO VIF-Small
  Company Growth
                           12/31/2003(1)   2,640,975      0.67       1,779,885      0.00       0.70        33.43
                           12/31/2002(1)   2,872,649      0.51       1,450,921      0.00       0.70       (31.11)
                           12/31/2001(1)   2,029,773      0.73       1,488,268      0.00       0.70       (18.54)
INVESCO VIF-Growth
                           12/31/2003(1)   6,709,280      0.34       2,311,105      0.00       0.70        29.87
                           12/31/2002(1)   5,925,395      0.27       1,571,581      0.00       0.70       (38.94)
                           12/31/2001(1)   3,846,315      0.43       1,670,697      0.00       0.70       (44.27)
INVESCO VIF-
  Telecommunications
                           12/31/2003(1)   2,005,127      0.23         463,696      0.00       0.70        34.31
                           12/31/2002(1)     626,475      0.17         107,869      0.00       0.70       (50.81)
                           12/31/2001(1)     383,165      0.35         134,113      0.00       0.70       (54.01)
INVESCO VIF-Financial
  Services
                           12/31/2003(1)       4,569      1.33           6,065      0.54       0.70        29.58
                           12/31/2002(1)       5,115      1.02           5,240      0.50       0.70       (14.90)
                           12/31/2001(1)       6,284      1.20           7,564      0.43       0.70        (9.88)
Short-Term
                           12/31/2003(1)   2,877,564      1.18       3,385,310      1.67       0.70         2.20
                           12/31/2002(1)   1,011,544      1.15       1,164,395      2.97       0.70         3.18
                           12/31/2001(1)     577,818      1.12         644,037      4.98       0.70         6.61
Total Return
                           12/31/2003(1)  13,791,074     $1.36     $18,783,139      3.05%      0.70%        5.20%
                           12/31/2002(1)  11,851,933      1.29      15,343,975      4.21       0.70         9.25
                           12/31/2001(1)   4,656,618      1.19       5,518,190      4.84       0.70         8.55
StocksPLUS Growth and
  Income
                           12/31/2003(1)   2,557,105      0.85       2,177,894      2.34       0.70        30.44
                           12/31/2002(1)   1,205,003      0.65         786,813      3.07       0.70       (20.08)
                           12/31/2001(1)     228,663      0.82         186,819      5.14       0.70       (11.28)
Royce Micro-Cap
                           12/31/2003(1)   2,542,649      1.17       2,985,922      0.00       0.70        49.16

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


---------------


  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.



 ** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.



*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.



5.  ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE



     On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.



6.  INCOME TAXES



     Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.



7.  DIVIDEND DISTRIBUTIONS


     Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                    CONTENTS


                                                              PAGE
                                                              ----
Report of Independent Auditors..............................   F-3
AUDITED FINANCIAL STATEMENTS
Balance Sheets -- Statutory Basis...........................   F-4
Statements of Operations -- Statutory Basis.................   F-5
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................   F-6
Statements of Cash Flow -- Statutory Basis..................   F-7
Notes to Financial Statements -- Statutory Basis............   F-8
STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES
Summary of Investments -- Other Than Investments in Related
  Parties...................................................  F-25
Supplementary Insurance Information.........................  F-26
Reinsurance.................................................  F-28

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

     As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

     As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

                                                 /s/ ERNST & YOUNG LLP
Des Moines, Iowa
February 13, 2004

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 2003         2002
                                                              ----------   ----------
                                   ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................  $  724,633   $  312,147
  Common stocks:
     Affiliated entities (cost: 2003 -- $2,043 and
      2002 -- $543).........................................      14,546       16,649
     Other (cost: 2003 -- $302 and 2002 -- $302)............         646          302
  Mortgage loans on real estate.............................       9,668       10,884
  Home office properties....................................      41,817       42,654
  Cash and short-term investments...........................      70,716      405,560
  Policy loans..............................................     268,892      275,938
  Other invested assets.....................................      20,682       18,881
                                                              ----------   ----------
Total cash and invested assets..............................   1,151,600    1,083,015
Net deferred income taxes...................................      30,682       22,784
Premiums deferred and uncollected...........................       1,939        3,844
Reinsurance receivable......................................       5,290        1,883
Receivable from parent, subsidiaries and affiliates.........      23,760        1,494
Accrued investment income...................................       7,626        3,586
Cash surrender value of life insurance policies.............      55,024       52,984
Other admitted assets.......................................       5,815        3,702
Separate account assets.....................................   8,116,308    6,501,089
                                                              ----------   ----------
Total admitted assets.......................................  $9,398,044   $7,674,381
                                                              ==========   ==========

                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................  $  425,296   $  417,994
     Annuity................................................     808,079      728,193
  Life policy and contract claim reserves...................      12,939       12,974
  Liability for deposit-type contracts......................      14,040       12,724
  Other policyholders' funds................................          34           56
  Remittances and items not allocated.......................      15,971       41,612
  Reinsurance in unauthorized companies.....................          --        1,133
  Federal and foreign income taxes payable..................      13,016       29,649
  Transfers to separate account due or accrued..............    (446,188)    (393,754)
  Asset valuation reserve...................................       6,505        9,604
  Interest maintenance reserve..............................       2,909        3,459
  Funds held under coinsurance and other reinsurance
     treaties...............................................      29,936       34,726
  Other liabilities.........................................      62,411       62,559
  Separate account liabilities..............................   8,108,413    6,497,146
                                                              ----------   ----------
Total liabilities...........................................   9,053,361    7,458,075
Capital and surplus:
  Common stock, $1.00 par value, 3,000,000 shares authorized
     and 2,500,000 shares issued and outstanding............       2,500        2,500
  Paid-in surplus...........................................     150,107      150,107
  Unassigned surplus........................................     192,076       63,699
                                                              ----------   ----------
Total capital and surplus...................................     344,683      216,306
                                                              ----------   ----------
Total liabilities and capital and surplus...................  $9,398,044   $7,674,381
                                                              ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2003         2002         2001
                                                           ----------   ----------   ----------
                                                                  (DOLLARS IN THOUSANDS)
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life................................................  $  553,345   $  611,194   $  653,398
     Annuity.............................................     891,360    1,131,849      625,117
  Net investment income..................................      87,731       48,498       44,424
  Amortization of interest maintenance reserve...........         952        1,080        1,440
  Commissions and expense allowances on reinsurance
     ceded...............................................        (131)      10,427      (10,789)
  Reserve adjustments on reinsurance ceded...............       7,151       51,453       11,846
  Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts............................................      88,477       89,854      108,673
  Other income...........................................       6,092        5,698        4,540
                                                           ----------   ----------   ----------
                                                            1,634,977    1,950,053    1,438,649
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health........................      68,800       60,473       56,155
     Surrender benefits..................................     998,461      816,174      800,264
     Other benefits......................................      33,586       40,010       57,032
     Increase in aggregate reserves for policies and
       contracts:
       Life..............................................       7,302       18,807       10,100
       Annuity...........................................      79,886      384,817       48,217
                                                           ----------   ----------   ----------
                                                            1,188,035    1,320,281      971,768
  Insurance expenses:
     Commissions.........................................     133,578      167,582      176,023
     General insurance expenses..........................      98,778      111,330      110,808
     Taxes, licenses and fees............................      15,750       20,571       18,714
     Net transfers to separate accounts..................      20,393      344,773      216,797
     Other expenses......................................       1,163          507          523
                                                           ----------   ----------   ----------
                                                              269,662      644,763      522,865
                                                           ----------   ----------   ----------
Total benefits and expenses..............................   1,457,697    1,965,044    1,494,633
                                                           ----------   ----------   ----------
Gain (loss) from operations before dividends to
  policyholders, federal income tax expense (benefit) and
  net realized capital gains (losses) on investments.....     177,280      (14,991)     (55,984)
Dividends to policyholders...............................          31           33           33
                                                           ----------   ----------   ----------
Gain (loss) from operations before federal income tax
  expense (benefit) and net realized capital gains
  (losses) on investments................................     177,249      (15,024)     (56,017)
Federal income tax expense (benefit).....................      55,430       (2,141)       3,500
                                                           ----------   ----------   ----------
Income (loss) from operations before net realized capital
  gains (losses) on investments..........................     121,819      (12,883)     (59,517)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts transferred
  to interest maintenance reserve).......................        (357)      (1,387)         100
                                                           ----------   ----------   ----------
Net income (loss)........................................  $  121,462   $  (14,270)  $  (59,417)
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                         TOTAL
                                                     COMMON   PAID-IN    UNASSIGNED   CAPITAL AND
                                                     STOCK    SURPLUS     SURPLUS       SURPLUS
                                                     ------   --------   ----------   -----------
                                                                (DOLLARS IN THOUSANDS)
Balance at January 1, 2001.........................  $2,500   $120,107    $ 23,537     $146,144
  Net loss.........................................     --          --     (59,417)     (59,417)
  Capital contribution.............................     --      30,000          --       30,000
  Cumulative effect of change in accounting
     principles....................................     --          --      12,312       12,312
  Change in reserve on account of change in
     valuation basis...............................     --          --      11,609       11,609
  Change in net deferred income tax asset..........     --          --     (11,733)     (11,733)
  Surplus effect of reinsurance transaction........     --          --      11,851       11,851
  Change in net unrealized capital gains and
     losses........................................     --          --      (1,281)      (1,281)
  Change in non-admitted assets....................     --          --       9,076        9,076
  Change in asset valuation reserve................     --          --         427          427
  Change in surplus in separate accounts...........     --          --      97,374       97,374
  Tax benefits on stock options exercised..........     --          --       1,363        1,363
                                                     ------   --------    --------     --------
Balance at December 31, 2001.......................  2,500     150,107      95,118      247,725
  Net loss.........................................     --          --     (14,270)     (14,270)
  Change in net unrealized capital gains and
     losses........................................     --          --       7,352        7,352
  Change in non-admitted assets....................     --          --     (14,715)     (14,715)
  Change in asset valuation reserve................     --          --      (5,305)      (5,305)
  Change in liability for reinsurance in
     unauthorized companies........................     --          --      (1,133)      (1,133)
  Cumulative effect of change in accounting
     principles....................................     --          --      (6,789)      (6,789)
  Change in surplus in separate accounts...........     --          --      (1,072)      (1,072)
  Change in net deferred income tax asset..........     --          --      29,670       29,670
  Dividend to stockholder..........................     --          --     (24,000)     (24,000)
  Tax benefits on stock options exercised..........     --          --          28           28
  Surplus effect of reinsurance transaction........     --          --      (1,185)      (1,185)
                                                     ------   --------    --------     --------
Balance at December 31, 2002.......................  2,500     150,107      63,699      216,306
  Net income.......................................     --          --     121,462      121,462
  Change in net unrealized capital gains and
     losses........................................     --          --      (6,216)      (6,216)
  Change in non-admitted assets....................     --          --      (8,855)      (8,855)
  Change in asset valuation reserve................     --          --       3,099        3,099
  Change in liability for reinsurance in
     unauthorized companies........................     --          --       1,133        1,133
  Change in surplus in separate accounts...........     --          --       2,084        2,084
  Change in net deferred income tax asset..........     --          --      16,855       16,855
  Surplus effect of reinsurance transaction........     --          --      (1,185)      (1,185)
                                                     ------   --------    --------     --------
Balance at December 31, 2003.......................  $2,500   $150,107    $192,076     $344,683
                                                     ======   ========    ========     ========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                                                                 YEAR ENDED DECEMBER 31
                                                          -------------------------------------
                                                             2003          2002         2001
                                                          -----------   ----------   ----------
                                                                 (DOLLARS IN THOUSANDS)
OPERATING ACTIVITIES
Premiums collected, net of reinsurance..................  $ 1,446,609   $1,740,602   $1,277,856
Net investment income...................................       88,528       47,685       45,355
Miscellaneous income....................................       98,059      158,186      126,297
Benefit and loss related payments.......................   (1,104,098)    (917,590)    (912,222)
Commissions, expenses paid and aggregate write-ins for
  deductions............................................     (251,495)    (293,555)    (315,054)
Net transfers to separate accounts and protected cell
  accounts..............................................      (74,921)    (245,977)    (135,990)
Dividends paid to policyholders.........................          (31)         (34)         (33)
Federal and foreign income taxes received (paid)........      (72,358)       5,694       46,390
                                                          -----------   ----------   ----------
Net cash provided by operating activities...............      130,293      495,011      132,599
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds.................................................      634,124      487,270       29,163
  Stocks................................................           --          100           --
  Mortgage loans on real estate.........................        1,218        3,288          282
  Real estate...........................................          873           --           --
  Other invested assets.................................           --            7           --
  Miscellaneous proceeds................................           --          102           --
                                                          -----------   ----------   ----------
Total investment proceeds...............................      636,215      490,767       29,445
Cost of investments acquired:
  Bonds.................................................   (1,051,086)    (723,455)     (14,445)
  Stocks................................................       (1,500)        (100)        (300)
  Real estate...........................................          (35)          (6)         (13)
  Other invested assets.................................       (4,870)      (2,902)     (12,394)
                                                          -----------   ----------   ----------
Total cost of investments acquired......................   (1,057,491)    (726,463)     (27,152)
Net decrease (increase) in policy loans.................        7,046        9,239         (843)
                                                          -----------   ----------   ----------
Net cost of investments acquired........................   (1,050,445)    (717,224)     (27,995)
                                                          -----------   ----------   ----------
Net cash provided by (used in) investing activities.....     (414,230)    (226,457)       1,450
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
  Capital and surplus paid in...........................  $        --   $       --   $   30,000
  Borrowed money........................................           --           --      (71,400)
  Net deposits on deposit-type contracts and other
     insurance liabilities..............................          853       (3,597)       5,308
  Dividends to stockholders.............................           --      (24,000)          --
  Other cash provided (applied).........................      (51,760)      23,523       17,658
                                                          -----------   ----------   ----------
Net cash used in financing and miscellaneous
  activities............................................      (50,907)      (4,074)     (18,434)
                                                          -----------   ----------   ----------
Net increase (decrease) in cash and short-term
  investments...........................................     (334,844)     264,480      115,615
Cash and short-term investments at beginning of year....      405,560      141,080       25,465
                                                          -----------   ----------   ----------
Cash and short-term investments at end of year..........  $    70,716   $  405,560   $  141,080
                                                          ===========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2003

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

  BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

     The effects of these variances have not been determined by the Company, but are presumed to be material.

  INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

     Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 2003, 2002, and 2001, net realized capital gains (losses) of $402, $(322), and $367, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $952, $1,080, and $1,440, for the years ended December 31, 2003, 2002, and 2001, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $44, $0 and $0 has been excluded for the years ended December 31, 2003, 2002, and 2001, respectively, with respect to such practices.

  PREMIUMS AND ANNUITY CONSIDERATIONS

     Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

  AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  REINSURANCE

     Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

  POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

  SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

     The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,240,215, $1,335,079, and $1,208,884 in 2003, 2002, and 2001,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

  STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS

     Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide the same financial benefits.

  RECLASSIFICATIONS

     Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

2.  ACCOUNTING CHANGES

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

     On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

     Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

     Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

     Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

     Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                          DECEMBER 31
                                       -------------------------------------------------
                                                2003                      2002
                                       -----------------------   -----------------------
                                        CARRYING                  CARRYING
                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                       ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments......  $   70,716   $   70,716   $  405,560   $  405,560
Bonds................................     724,633      735,591      312,147      318,874
Common stocks, other than
  affiliates.........................         646          646          302          302
Mortgage loans on real estate........       9,668       10,795       10,884       12,022
Policy loans.........................     268,892      268,892      275,938      275,938
Separate account assets..............   8,116,308    8,116,308    6,501,089    6,501,089
LIABILITIES
Investment contract liabilities......     822,119      819,715      740,917      759,322
Separate account annuity
  liabilities........................   5,400,842    5,400,842    4,464,513    4,464,513

4.  INVESTMENTS

     The carrying amount and estimated fair value of investments in bonds are as follows:

                                                            GROSS        GROSS
                                                          UNREALIZED   UNREALIZED
                                               GROSS        LOSSES       LOSSES
                                  CARRYING   UNREALIZED   12 MONTHS    LESS THAN    ESTIMATED
                                   AMOUNT      GAINS       OR MORE     12 MONTHS    FAIR VALUE
                                  --------   ----------   ----------   ----------   ----------
DECEMBER 31, 2003
Bonds:
  United States Government and
     agencies...................  $239,928    $ 1,557        $ --        $  154      $241,331
  State, municipal and other
     government.................     3,595        319          --            --         3,914
  Public utilities..............    31,628      1,266          --             5        32,889
  Industrial and
     miscellaneous..............   222,029      8,358         138           883       229,366
  Mortgage and other
     asset-backed securities....   227,453      1,475           3           834       228,091
                                  --------    -------        ----        ------      --------
Total bonds.....................  $724,633    $12,975        $141        $1,876      $735,591
                                  ========    =======        ====        ======      ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                                          GROSS        GROSS
                                             CARRYING   UNREALIZED   UNREALIZED   ESTIMATED
                                              AMOUNT      GAINS        LOSSES     FAIR VALUE
                                             --------   ----------   ----------   ----------
DECEMBER 31, 2002
Bonds:
  United States Government and agencies....  $166,251     $1,677       $   --      $167,928
  State, municipal and other government....     3,601        314           --         3,915
  Public utilities.........................     6,974        351           --         7,325
  Industrial and miscellaneous.............    81,468      5,291        1,746        85,013
  Mortgage and other asset-backed
     securities............................    53,853        922           82        54,693
                                             --------     ------       ------      --------
Total bonds................................  $312,147     $8,555       $1,828      $318,874
                                             ========     ======       ======      ========

     The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

                                                           LOSSES       LOSSES
                                                         12 MONTHS     LESS THAN
                                                          OR MORE      12 MONTHS    TOTAL
                                                        ------------   ---------   --------
DECEMBER 31, 2003
  Bonds:
     United States Government and agencies............      $ --       $ 20,108    $ 20,108
     State, municipal and other government............        --             --
     Public utilities.................................        --          2,984       2,984
     Industrial and miscellaneous.....................       381         46,853      47,234
     Mortgage and other asset-backed securities.......       258        103,288     103,546
                                                            ----       --------    --------
                                                            $639       $173,233    $173,872
                                                            ====       ========    ========

     The carrying amount and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                              CARRYING   ESTIMATED
                                                               AMOUNT    FAIR VALUE
                                                              --------   ----------
Due in one year or less.....................................  $  2,051    $  2,121
  Due one through five years................................   372,462     378,280
  Due five through ten years................................   107,509     110,664
  Due after ten years.......................................    15,158      16,435
                                                              --------    --------
                                                               497,180     507,500
  Mortgage and other asset-backed securities................   227,453     228,091
                                                              --------    --------
                                                              $724,633    $735,591
                                                              ========    ========

     The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

     A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                          ---------------------------
                                                           2003      2002      2001
                                                          -------   -------   -------
Interest on bonds.......................................  $27,431   $ 9,357   $ 7,050
Dividends from common stock of affiliated entities......   40,033    16,921    18,495
Interest on mortgage loans..............................      792       871     1,130
Rental income on investment properties..................    7,747     7,381     6,903
Interest on policy loans................................   16,592    17,364    17,746
Other investment income.................................    2,020     3,308       (51)
                                                          -------   -------   -------
Gross investment income.................................   94,615    55,202    51,273
Investment expenses.....................................   (6,884)   (6,704)   (6,849)
                                                          -------   -------   -------
Net investment income...................................  $87,731   $48,498   $44,424
                                                          =======   =======   =======

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                           YEAR ENDED DECEMBER 31
                                                        -----------------------------
                                                          2003       2002      2001
                                                        --------   --------   -------
Proceeds..............................................  $634,124   $487,270   $29,163
                                                        ========   ========   =======
Gross realized gains..................................  $    447   $  2,119   $   637
Gross realized losses.................................      (107)    (3,955)       --
                                                        --------   --------   -------
Net realized gains (losses)...........................  $    340   $ (1,836)  $   637
                                                        ========   ========   =======

     At December 31, 2003, bonds with an aggregate carrying value of $3,093 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                      REALIZED
                                                                      --------
                                                              YEAR ENDED DECEMBER 31
                                                              -----------------------
                                                              2003      2002     2001
                                                              -----   --------   ----
Bonds.......................................................  $ 340   $(1,836)   $637
  Other invested assets.....................................     --       102      --
                                                              -----   -------    ----
                                                                340    (1,734)    637
  Tax benefit (expense).....................................   (296)       26    (170)
  Transfer to interest maintenance reserve..................   (401)      321    (367)
                                                              -----   -------    ----
  Net realized gains (losses)...............................  $(357)  $(1,387)   $100
                                                              =====   =======    ====

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                                          CHANGES IN UNREALIZED YEAR ENDED
                                                                     DECEMBER 31
                                                          ---------------------------------
                                                            2003        2002        2001
                                                          ---------   ---------   ---------
Common stocks...........................................   $(3,259)    $10,576     $ 1,559
Mortgage loans on real estate...........................        --         350          86
Other invested assets...................................    (2,957)     (3,574)     (2,926)
                                                           -------     -------     -------
Change in unrealized....................................   $(6,216)    $ 7,352     $(1,281)
                                                           =======     =======     =======

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                 UNREALIZED
                                                                 DECEMBER 31
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Unrealized gains............................................  $13,654   $16,492
Unrealized losses...........................................     (807)     (386)
                                                              -------   -------
Net unrealized gains........................................  $12,847   $16,106
                                                              =======   =======

     During 2003, 2002 and 2001, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

     During 2003, 2002, and 2001, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the asset valuation reserve of $92 and $123, respectively.

5.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

     Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Direct premiums..................................  $1,504,347   $1,854,568   $1,369,720
Reinsurance ceded................................     (59,642)    (111,525)     (91,205)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $1,444,705   $1,743,043   $1,278,515
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $30,055, $30,380, and $12,337 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,534 and $3,209, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $72,516 and $119,561, respectively.

     During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2003 and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2003, the Company holds collateral in the form of letters of credit of $90,200.

6.  INCOME TAXES

     The main components of deferred tax amounts are as follows:

                                                                  DECEMBER 31
                                                              -------------------
                                                                2003       2002
                                                              --------   --------
Deferred income tax assets:
  sec. 807(f) adjustment....................................  $    261   $  1,593
  Tax basis deferred acquisition costs......................    89,467     88,838
  Reserves..................................................   106,540    100,307
  Other.....................................................     8,594      8,771
                                                              --------   --------
Total deferred income tax assets............................  $204,862   $199,509
                                                              ========   ========
Deferred income tax assets -- nonadmitted...................  $ 82,596   $ 73,639
Deferred income tax liabilities:
  sec. 807(f) adjustment -- liabilities.....................    90,797    102,176
  Other.....................................................       787        910
                                                              --------   --------
Total deferred income tax liabilities.......................  $ 91,584   $103,086
                                                              ========   ========

     The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                 YEAR ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Change in net deferred income tax asset.....................  $16,855   $29,670
Change in deferred income tax assets -- nonadmitted.........    8,957    15,330

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

                                                           YEAR ENDED DECEMBER 31
                                                       ------------------------------
                                                         2003       2002       2001
                                                       --------   --------   --------
Income tax expense (benefit) computed at the federal
  statutory rate (35%)...............................  $ 62,037   $ (5,259)  $(19,606)
Deferred acquisition costs -- tax basis..............     4,149     11,920      7,570
Amortization of IMR..................................      (333)      (378)      (504)
Depreciation.........................................      (290)      (413)        (6)
Dividends received deduction.........................   (20,808)    (9,863)    (8,705)
Low income housing credits...........................    (3,150)    (2,914)    (1,944)
Prior year under (over) accrual......................   (11,583)   (27,856)     3,340
Reinsurance transactions.............................      (415)      (415)     4,148
Reserves.............................................    27,407     34,358     19,541
Other................................................    (1,584)    (1,321)      (334)
                                                       --------   --------   --------
Federal income tax expense (benefit).................  $ 55,430   $ (2,141)  $  3,500
                                                       ========   ========   ========

     For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

     The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

7.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                              DECEMBER 31
                                             ---------------------------------------------
                                                     2003                    2002
                                             ---------------------   ---------------------
                                                          PERCENT                 PERCENT
                                               AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                             ----------   --------   ----------   --------
Subject to discretionary withdrawal with
  market value adjustment..................  $   11,308       0%     $   14,509       0%
  Subject to discretionary withdrawal at
     book value less surrender charge......     311,643       5%        230,221       4%
  Subject to discretionary withdrawal at
     market value..........................   5,400,842      86%      4,464,409      84%
  Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)..........................     556,620       9%        605,085      12%
  Not subject to discretionary
     withdrawal............................      13,556       0%         14,235       0%
                                             ----------     ---      ----------     ---
                                              6,293,969     100%      5,328,459     100%
                                             ==========     ===      ==========     ===
  Less reinsurance ceded...................      62,146                 113,923
                                             ----------              ----------
  Total policy reserves on annuities and
     deposit fund liabilities..............  $6,231,823              $5,214,536
                                             ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts.................  $1,240,215   $1,335,079   $1,208,884
  Transfers from separate accounts...............   1,221,216      990,726    1,107,157
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............      18,999      344,353      101,727
Change in valuation adjustment...................          --           --       98,321
Other............................................       1,394          420       16,749
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $   20,393   $  344,773   $  216,797
                                                   ==========   ==========   ==========

     At December 31, 2003 and 2002, the Company had variable annuities with guaranteed living benefits as follows:

                                                   SUBJECTED                   REINSURANCE
                                                    ACCOUNT      AMOUNT OF       RESERVE
YEAR            BENEFIT AND TYPE OF RISK             VALUE      RESERVE HELD     CREDIT
----    ----------------------------------------   ----------   ------------   -----------
2003    Guaranteed Minimum Income Benefit.......   $1,648,000     $13,600        $4,000
2002    Guaranteed Minimum Income Benefit.......   $  921,683     $ 8,469        $   --

     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                             GROSS    LOADING    NET
                                                             ------   -------   ------
DECEMBER 31, 2003
  Ordinary direct renewal business.........................  $  387    $(126)   $  513
  Ordinary new business....................................   1,337      (89)    1,426
                                                             ------    -----    ------
                                                             $1,724    $(215)   $1,939
                                                             ======    =====    ======
DECEMBER 31, 2002
  Ordinary direct renewal business.........................  $1,578    $ 184    $1,394
  Ordinary new business....................................   2,072     (378)    2,450
                                                             ------    -----    ------
                                                             $3,650    $(194)   $3,844
                                                             ======    =====    ======

8.  CONVERSION OF VALUATION SYSTEM

     During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $121,819.

10.  CAPITAL AND SURPLUS

     Life/health insurance companies are subject to certain risk-based capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2003, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     During 2003, 2002 and 2001, the Company sold $31,554, $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

12.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,507, $1,734, and $1,634 for the years ended December 31, 2003, 2002, and
2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $858, $967, and $1,100 for the years ended December 31, 2003, 2002, and 2001, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $153, $203, and $233 for the years ended December 31, 2003, 2002, and 2001, respectively.

13.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $19,705, $20,371, and $16,904, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2003, 2002, and 2001, the Company received $5,775, $3,673, and $6,752, respectively, for such services, which approximates their cost.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $435, $256, and $945, respectively, to affiliates.

     In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2003 and 2002, the cash surrender value of these policies was $55,024 and $52,984, respectively.

14.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,423 and $3,424 and an offsetting premium tax benefit of $762 and $763 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $24, $70, and $13 for the years ended December 31, 2003, 2002, and 2001, respectively.

     The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $124,332 and $69,860, respectively.

     Recently, there has been a significant increase in regulatory activity in the industry relating to numerous issues including market timing and late trading of shares in mutual funds and variable insurance products. Like many others in the industry, the Company has received requests for information from the Securities and Exchange Commission (SEC). The Company is cooperating fully with these regulators to provide the information they requested and does not expect any material findings.

                           STATUTORY-BASIS FINANCIAL

                              STATEMENT SCHEDULES

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2003

SCHEDULE I

                                                                                   AMOUNT AT WHICH
                                                                                    SHOWN IN THE
TYPE OF INVESTMENT                                        COST(1)     FAIR VALUE    BALANCE SHEET
------------------                                       ----------   ----------   ---------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities.......................................  $  240,046    $241,456      $  240,046
  States, municipalities, and political subdivisions...      32,577      33,171          32,577
  Foreign governments..................................       3,091       3,382           3,091
  Public utilities.....................................      31,628      32,889          31,628
  All other corporate bonds............................     417,291     424,693         417,291
                                                         ----------    --------      ----------
Total fixed maturities.................................     724,633     735,591         724,633
EQUITY SECURITIES
Common stocks (unaffiliated):
  Industrial, miscellaneous, and all other.............         302         646             646
                                                         ----------    --------      ----------
Total equity securities................................         302         646             646
Mortgage loans on real estate..........................       9,668                       9,668
Home office properties.................................      41,817                      41,817
Policy loans...........................................     268,892                     268,892
Cash and short-term investments........................      70,716                      70,716
Other invested assets..................................      20,682                      20,682
                                                         ----------                  ----------
Total investments......................................  $1,136,710                  $1,137,054
                                                         ==========                  ==========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                                    POLICY
                                                  FUTURE POLICY       AND                       NET
                                                  BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT
                                                    EXPENSES      LIABILITIES    REVENUE      INCOME*
                                                  -------------   -----------   ----------   ----------
YEAR ENDED DECEMBER 31, 2003
Individual life.................................   $  412,473       $12,763     $  552,849    $31,348
Group life and health...........................       12,823           176            496        944
Annuity.........................................      808,079            --        891,360     55,439
                                                   ----------       -------     ----------    -------
                                                   $1,233,375       $12,939     $1,444,705    $87,731
                                                   ==========       =======     ==========    =======
YEAR ENDED DECEMBER 31, 2002
Individual life.................................   $  404,935       $12,874     $  610,634    $21,194
Group life and health...........................       13,059           100            560        639
Annuity.........................................      728,193            --      1,131,849     26,665
                                                   ----------       -------     ----------    -------
                                                   $1,146,187       $12,974     $1,743,043    $48,498
                                                   ==========       =======     ==========    =======
YEAR ENDED DECEMBER 31, 2001
Individual life.................................   $  386,965       $14,219     $  652,626    $14,014
Group life and health...........................       12,222           135            772        731
Annuity.........................................      336,587             4        625,117     29,679
                                                   ----------       -------     ----------    -------
                                                   $  735,774       $14,358     $1,278,515    $44,424
                                                   ==========       =======     ==========    =======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III (CONTINUED)

                                                              BENEFITS,
                                                               CLAIMS,
                                                              LOSSES AND     OTHER
                                                              SETTLEMENT   OPERATING   PREMIUM
                                                               EXPENSES    EXPENSES*   WRITTEN
                                                              ----------   ---------   -------
YEAR ENDED DECEMBER 31, 2003
Individual life.............................................  $  185,642   $275,352    $   --
Group life and health.......................................       2,530       (769)      863
Annuity.....................................................     999,863     (4,921)       --
                                                              ----------   --------    ------
                                                              $1,188,035   $269,662    $  863
                                                              ==========   ========    ======
YEAR ENDED DECEMBER 31, 2002
Individual life.............................................  $  176,010   $484,535    $   --
Group life and health.......................................       5,626     (4,316)      917
Annuity.....................................................   1,138,645    164,544        --
                                                              ----------   --------    ------
                                                              $1,320,281   $644,763    $  917
                                                              ==========   ========    ======
YEAR ENDED DECEMBER 31, 2001
Individual life.............................................  $  167,912   $529,090    $   --
Group life and health.......................................       1,226        422     1,030
Annuity.....................................................     802,630     (6,647)       --
                                                              ----------   --------    ------
                                                              $  971,768   $522,865    $1,030
                                                              ==========   ========    ======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                              CEDED TO      ASSUMED                   PERCENTAGE OF
                                                OTHER      FROM OTHER                 AMOUNT ASSUMED
                              GROSS AMOUNT    COMPANIES    COMPANIES    NET AMOUNT        TO NET
                              ------------   -----------   ----------   -----------   --------------
YEAR ENDED DECEMBER 31, 2003
Life insurance in force.....  $79,220,097    $25,368,242     $  --      $53,851,855          0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   593,641    $    40,792     $  --      $   552,849          0%
  Group life and health.....          863            367                        496          0%
  Annuity...................      909,843         18,483                    891,360          0%
                              -----------    -----------     -----      -----------        ---
                              $ 1,504,347    $    59,642     $  --      $ 1,444,705          0%
                              ===========    ===========     =====      ===========        ===
YEAR ENDED DECEMBER 31, 2002
Life insurance in force.....  $79,096,314    $21,759,884     $  --      $57,336,430          0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   653,642    $    43,008     $  --      $   610,634          0%
  Group life................          917            357        --              560          0%
  Annuity...................    1,200,009         68,160        --        1,131,849          0%
                              -----------    -----------     -----      -----------        ---
                              $ 1,854,568    $   111,525     $  --      $ 1,743,043          0%
                              ===========    ===========     =====      ===========        ===
YEAR ENDED DECEMBER 31, 2001
Life insurance in force.....  $78,786,575    $17,837,374     $  --      $60,949,201        0.0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   684,987    $    32,361     $  --      $   652,626        0.0%
  Group life................        1,030            258        --              772        0.0
  Annuity...................      683,703         58,586        --          625,117        0.0
                              -----------    -----------     -----      -----------        ---
                              $ 1,369,720    $    91,205     $  --      $ 1,278,515        0.0%
                              ===========    ===========     =====      ===========        ===

                      STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2004



                                  ADVANTAGE IV

                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                              4333 EDGEWOOD RD NE
                                 MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499

                       1-888-804-8461     1-610-439-5253



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-888-804-8461 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
                                   PROSPECTUS
           FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................    1
The Policy -- General Provisions............................    3
  Entire Contract...........................................    3
  Information in the Application for this Policy............    3
  Ownership Rights..........................................    3
  Changing the Owner........................................    3
  Choosing the Beneficiary..................................    3
  Changing the Beneficiary..................................    4
  Assigning the Policy......................................    4
  Selecting the Tax Test....................................    4
  Our Right to Contest the Policy...........................    4
  Suicide Exclusion.........................................    5
  Misstatement of Age or Sex................................    5
  Modifying the Policy......................................    5
  Addition, Deletion or Substitution of Investments.........    5
Additional Information......................................    6
  Settlement Options........................................    6
     Fixed Period Option....................................    7
     Life Income Option.....................................    7
     Joint and Survivor Income Option.......................    7
  Additional Information about Western Reserve and the
     Separate Account.......................................    7
  Changes to the Separate Account...........................    8
  Potential Conflicts of Interest...........................    9
  Legal Matters.............................................    9
  Variations in Policy Provisions...........................    9
  Personalized Illustrations of Policy Benefits.............    9
  Sale of the Policies......................................    9
  Reports to Owners.........................................   10
  Claims of Creditors.......................................   11
  Records...................................................   11
  Additional Information....................................   11
  Independent Auditors......................................   11
  Financial Statements......................................   11
Underwriting................................................   11
  Underwriting Standards....................................   11
IMSA........................................................   12
Performance Data............................................   12
  Performance Data in Advertising Sales Literature..........   12
  Western Reserve's Published Ratings.......................   13
Index to Financial Statements...............................   14
  WRL Series Life Corporate Account.........................   14
  Western Reserve Life Assurance Co. of Ohio................   14

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, 610-439-5253. Our phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.



age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.


beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.


effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.


face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY -- GENERAL PROVISIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ENTIRE CONTRACT



The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.



INFORMATION IN THE APPLICATION FOR THIS POLICY



In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.



No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.



OWNERSHIP RIGHTS


The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.


- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.


- Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY


- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.


- Any beneficiary designation is revocable unless otherwise stated in the designation.


- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.



- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.



- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.


- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.



- We are not liable for any payments we made before we received the written notice at our administrative office.


ASSIGNING THE POLICY

- The owner may assign Policy rights while the insured is alive.

- The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

- An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

- We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

     - responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our administrative office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.


SELECTING THE TAX TEST



The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.



OUR RIGHT TO CONTEST THE POLICY


In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.



SUICIDE EXCLUSION


If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.


However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.



MISSTATEMENT OF AGE OR SEX



If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.



MODIFYING THE POLICY


Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.


If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.



ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS



We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     - the interest rate we credit on those amounts;

     - the mortality tables we use; and

     - the specific payment option(s) you choose.


Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.



All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:



     1. The income rates in effect for us at the time the income payments are made; or



     2.  The income rates guaranteed in the Policy.

  FIXED PERIOD OPTION


     - We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

     - We will stop making payments once we have made all the payments for the period selected.

  LIFE INCOME OPTION

     At your or the beneficiary's direction, we will make equal monthly installments:

     - only for the life of the payee, at the end of which payments will end; or

     - for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

     - for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

  JOINT AND SURVIVOR INCOME OPTION

     - We will make equal monthly payments during the joint lifetime of two persons.

     - Payments to the surviving payee will equal either:

      -- the full amount paid to the payee before the payee's death; or

      -- two-thirds of the amount paid to the payee before the payee's death.

     - All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.


CHANGES TO THE SEPARATE ACCOUNT



Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:



     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;



     - Add new portfolios or remove existing portfolios;



     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;



     - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;



     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;



     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;



     - Combine the separate account with other separate accounts and/or create new separate accounts;



     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;



     - Manage the separate account under the direction of a committee at any time;



     - Make any changes required by the 1940 Act or other applicable law or regulation; and



     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.



Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.



The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES


The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the Policies, however, we reserve the right to do so.



Our affiliate, AFSG Securities Corporation ("AFSG"), serves as principal underwriter for the Policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The Policies are offered to the public through broker-dealers

("selling firms") licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The Policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.


The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, it is not expected to be greater than:


     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS


     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS


     - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS


     - 2.4% of all premiums paid in years 8+.


We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.


AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                                  AGGREGATE AMOUNT COMMISSIONS
                                                   RETAINED BY AFSG SECURITIES
                         AGGREGATE AMOUNT OF          AFTER PAYMENTS TO ITS
                       COMMISSIONS PAID TO AFSG   REGISTERED PERSONS AND OTHERS
FISCAL YEAR                 SECURITIES(1)                BROKERS-DEALERS
-----------            ------------------------   -----------------------------
2001                              $0                           $0
2002                              $0                           $0
2003                              $0                           $0


---------------

(1) These figures include sales compensation paid to registered persons of AFSG.


However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.



We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     X the current cash value

     X the current net cash value

     X the current life insurance benefit

     X the current loan amount

     X any activity since the last report

     X the current subaccount values and loan account value

     X current net premium allocations

     X any other information required by law


In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS


The Separate Account financial statements and schedules appear on the following pages.



Western Reserve's financial statements and schedules also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.



Western Reserve's financial statements and schedules at December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS


This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:


          - Medical issue;

          - Simplified issue;

          - Guaranteed Issue;

          - Non-tobacco use;

          - Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

- other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance,and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

- other types of investments, such as:

     - certificates of deposit;

     - savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE CORPORATE ACCOUNT


Report of Independent Auditors, dated January 31, 2003
Statements of Assets and Liabilities at December 31, 2003
Statements of Operations for the year ended December 31,
  2003
Statements of Changes in Net Assets for the years ended
  December 31, 2003 and 2002
Notes to the Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors, dated February 13, 2004
AUDITED FINANCIAL STATEMENTS
Balance Sheets -- Statutory Basis
Statements of Operations -- Statutory Basis
Statements of Changes in Capital and Surplus -- Statutory
  Basis for the years ended December 31, 2003, 2002 and 2001
Statutory-Basis Statements of Cash Flow -- Statutory Basis
Notes to Financial Statements -- Statutory-Basis
STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES
Summary of Investments -- Other Than Investments in Related
  Parties
Supplementary Insurance Information
Reinsurance

                              FINANCIAL STATEMENTS

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                          YEAR ENDED DECEMBER 31, 2003

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003

                                    CONTENTS


                                                              PAGE
                                                              ----
Report of Independent Auditors..............................
FINANCIAL STATEMENTS
Statements of Assets and Liabilities........................   F-2
Statements of Operations....................................   F-4
Statements of Changes in Net Assets.........................   F-7
Notes to Financial Statements...............................  F-12

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003



                                  VANGUARD VIF      VANGUARD VIF   VANGUARD VIF    VANGUARD VIF   VANGUARD VIF
                                DIVERSIFIED VALUE   EQUITY INDEX   MID-CAP INDEX    REIT INDEX    INTERNATIONAL
                                   SUBACCOUNT        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                -----------------   ------------   -------------   ------------   -------------
                                                    ASSETS
  Investment in securities:
    Number of shares..........     291,626.889      279,628.792     345,594.774    273,007.152     247,247.384
                                  ============      ============   ============    ============   ============
    Cost......................    $  3,004,554      $ 6,293,362    $  3,915,531    $ 3,660,896    $  2,554,053
                                  ============      ============   ============    ============   ============
  Investments in mutual funds,
    at net asset value........    $  3,342,044      $ 7,429,737    $  4,713,913    $ 4,392,685    $  3,174,656
  Receivable for units sold...              --               --               9             --              --
                                  ------------      ------------   ------------    ------------   ------------
    Total assets..............       3,342,044        7,429,737       4,713,922      4,392,685       3,174,656
                                  ------------      ------------   ------------    ------------   ------------

                                                  LIABILITIES
  Payable for units
    redeemed..................              --               17              --             --               4
                                  ------------      ------------   ------------    ------------   ------------
                                  $  3,342,044      $ 7,429,720    $  4,713,922    $ 4,392,685    $  3,174,652
                                  ============      ============   ============    ============   ============
NET ASSETS:
    Deferred annuity contracts
      terminable by owners....    $  3,342,044      $ 7,429,720    $  4,713,922    $ 4,392,685    $  3,174,652
                                  ------------      ------------   ------------    ------------   ------------
  Total net assets............    $  3,342,044      $ 7,429,720    $  4,713,922    $ 4,392,685    $  3,174,652
                                  ============      ============   ============    ============   ============
  Accumulation units
    outstanding...............       2,665,177        5,978,090       3,592,641      3,247,318       2,567,953
                                  ============      ============   ============    ============   ============
  Accumulation unit value.....    $   1.253967      $  1.242825    $   1.312105    $  1.352712    $   1.236258
                                  ============      ============   ============    ============   ============


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003



                                VANGUARD VIF   VANGUARD VIF                    VANGUARD VIF
                                 TOTAL BOND     HIGH YIELD     VANGUARD VIF    SMALL COMPANY   VANGUARD VIF
                                MARKET INDEX       BOND        MONEY MARKET       GROWTH         BALANCED
                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                ------------   ------------   --------------   -------------   ------------
                                                  ASSETS
  Investment in securities:
    Number of shares..........  633,538.379    244,230.732     5,260,686.990    209,138.201        329,808
                                ============   ============   ==============   ============     ==========
    Cost......................  $ 7,311,980    $ 2,039,160    $    5,260,687   $  3,271,023     $5,202,257
                                ============   ============   ==============   ============     ==========
  Investments in mutual funds,
    at net asset value........  $ 7,368,051    $ 2,185,865    $    5,260,687   $  3,536,527     $5,659,504
  Receivable for units sold...           13             --               132             --             --
                                ------------   ------------   --------------   ------------     ----------
    Total assets..............    7,368,064      2,185,865         5,260,819      3,536,527      5,659,504
                                ------------   ------------   --------------   ------------     ----------

                                                LIABILITIES
  Payable for units
    redeemed..................           --              9                --              8              5
                                ------------   ------------   --------------   ------------     ----------
                                $ 7,368,064    $ 2,185,856    $    5,260,819   $  3,536,519     $5,659,499
                                ============   ============   ==============   ============     ==========
NET ASSETS:
  Deferred annuity contracts
    terminable by owners......  $ 7,368,064    $ 2,185,856    $    5,260,819   $  3,536,519     $5,659,499
                                ------------   ------------   --------------   ------------     ----------
    Total net assets..........  $ 7,368,064    $ 2,185,856    $    5,260,819   $  3,536,519     $5,659,499
                                ============   ============   ==============   ============     ==========
    Accumulation units
      outstanding.............    6,769,448      1,808,868         5,171,161      2,626,116      4,855,093
                                ============   ============   ==============   ============     ==========
    Accumulation unit value...  $  1.088429    $  1.208411    $     1.017338   $   1.346673     $ 1.165683
                                ============   ============   ==============   ============     ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                          VANGUARD VIF
                                           DIVERSIFIED    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                                              VALUE       EQUITY INDEX    MID-CAP INDEX    REIT INDEX
                                          SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                          -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..........................   $   38,477      $   61,199      $   15,780      $   90,084
  Expenses:
     Administrative, mortality and
       expense risk charge..............       13,614          35,369          18,979          19,502
                                           ----------      ----------      ----------      ----------
Net investment income (loss)............       24,863          25,830          (3,199)         70,582
NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions...........           --         122,398          50,495          69,976
  Proceeds from sales...................    3,759,902       2,565,561       1,236,117       1,021,859
  Cost of investments sold..............    3,462,325       2,347,502       1,106,430         905,503
                                           ----------      ----------      ----------      ----------
Net realized capital gains (losses) on
  investments...........................      297,577         340,457         180,182         186,332
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period...................           --              --              --              --
  End of period.........................      337,490       1,136,375         798,382         731,789
                                           ----------      ----------      ----------      ----------
Net change in unrealized
  appreciation/depreciation of
  investments...........................      337,490       1,136,375         798,382         731,789
                                           ----------      ----------      ----------      ----------
Net realized and unrealized capital
  gains (losses) on investments.........      635,067       1,476,832         978,564         918,121
                                           ----------      ----------      ----------      ----------
Increase (decrease) in net assets from
  operations............................   $  659,930      $1,502,662      $  975,365      $  988,703
                                           ==========      ==========      ==========      ==========





                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED



                                                           VANGUARD VIF    VANGUARD VIF
                                           VANGUARD VIF     TOTAL BOND      HIGH YIELD     VANGUARD VIF
                                           INTERNATIONAL   MARKET INDEX        BOND        MONEY MARKET
                                           SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                           -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends...........................   $   19,725      $  311,242      $   55,693      $    97,306
  Expenses:
     Administrative, mortality and
       expense risk charge...............       12,551          45,907          10,279           52,737
                                            ----------      ----------      ----------      -----------
Net investment income (loss).............        7,174         265,335          45,414           44,569
NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions............           --              --              --               --
  Proceeds from sales....................    1,062,633       4,922,383       1,173,698       39,591,979
  Cost of investments sold...............    1,012,190       5,008,753       1,163,059       39,591,979
                                            ----------      ----------      ----------      -----------
Net realized capital gains (losses) on
  investments............................       50,443         (86,370)         10,639               --
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period....................           --              --              --               --
  End of period..........................      620,603          56,071         146,705               --
                                            ----------      ----------      ----------      -----------
Net change in unrealized
  appreciation/depreciation of
  investments............................      620,603          56,071         146,705               --
                                            ----------      ----------      ----------      -----------
Net realized and unrealized capital gains
  (losses) on investments................      671,046         (30,299)        157,344               --
                                            ----------      ----------      ----------      -----------
Increase (decrease) in net assets from
  operations.............................   $  678,220      $  235,036      $  202,758      $    44,569
                                            ==========      ==========      ==========      ===========






                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                            STATEMENTS OF OPERATIONS


                 YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED





                                                               VANGUARD VIF
                                                               SMALL COMPANY   VANGUARD VIF
                                                                  GROWTH         BALANCED
                                                               SUBACCOUNT(1)   SUBACCOUNT(1)
                                                               -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................................    $      234      $   82,531
  Expenses:
     Administrative, mortality and expense risk charge......        12,465          26,810
                                                                ----------      ----------
Net investment income (loss)................................       (12,231)         55,721
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions...............................            --              --
  Proceeds from sales.......................................     2,671,961       3,415,857
  Cost of investments sold..................................     2,233,733       3,086,800
                                                                ----------      ----------
Net realized capital gains (losses) on investments..........       438,228         329,057
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of period.......................................            --              --
  End of period.............................................       265,504         457,247
                                                                ----------      ----------
Net change in unrealized appreciation/depreciation of
  investments...............................................       265,504         457,247
                                                                ----------      ----------
Net realized and unrealized capital gains (losses) on
  investments...............................................       703,732         786,304
                                                                ----------      ----------
Increase (decrease) in net assets from operations...........    $  691,501      $  842,025
                                                                ==========      ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                                 VANGUARD VIF      VANGUARD VIF
                                                               DIVERSIFIED VALUE   EQUITY INDEX
                                                                  SUBACCOUNT        SUBACCOUNT
                                                               -----------------   ------------
                                                                    2003(1)          2003(1)
                                                               -----------------   ------------
OPERATIONS
  Net investment income (loss)..............................      $   24,863        $   25,830
  Net realized capital gains (losses) on investments........         297,577           340,457
  Net change in unrealized appreciation/depreciation of
     investments............................................         337,490         1,136,375
                                                                  ----------        ----------
Increase (decrease) in net assets from operations...........         659,930         1,502,662
CONTRACT TRANSACTIONS
  Net contract purchase payments............................         407,002           986,633
  Transfer payments from (to) other subaccounts or general
     account................................................       2,298,098         5,002,091
  Contract terminations, withdrawals, and other
     deductions.............................................         (22,986)          (61,666)
                                                                  ----------        ----------
Increase (decrease) in net assets from contract
  transactions..............................................       2,682,114         5,927,058
                                                                  ----------        ----------
Net increase (decrease) in net assets.......................       3,342,044         7,429,720
NET ASSETS:
  Beginning of the period...................................              --                --
                                                                  ----------        ----------
  End of the period.........................................      $3,342,044        $7,429,720
                                                                  ==========        ==========



                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                               VANGUARD VIF    VANGUARD VIF
                                                               MID-CAP INDEX    REIT INDEX
                                                                SUBACCOUNT      SUBACCOUNT
                                                               -------------   ------------
                                                                  2003(1)        2003(1)
                                                               -------------   ------------
OPERATIONS
  Net investment income (loss)..............................    $   (3,199)     $   70,582
  Net realized capital gains (losses) on investments........       180,182         186,332
  Net change in unrealized appreciation/depreciation of
     investments............................................       798,382         731,789
                                                                ----------      ----------
Increase (decrease) in net assets from operations...........       975,365         988,703
CONTRACT TRANSACTIONS
  Net contract purchase payments............................       515,955         519,848
  Transfer payments from (to) other subaccounts or general
     account................................................     3,254,582       2,918,862
  Contract terminations, withdrawals, and other
     deductions.............................................       (31,980)        (34,728)
                                                                ----------      ----------
Increase (decrease) in net assets from contract
  transactions..............................................     3,738,557       3,403,982
                                                                ----------      ----------
Net increase (decrease) in net assets.......................     4,713,922       4,392,685
NET ASSETS:
  Beginning of the period...................................            --              --
                                                                ----------      ----------
  End of the period.........................................    $4,713,922      $4,392,685
                                                                ==========      ==========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED


                                                                              VANGUARD VIF
                                                              VANGUARD VIF     TOTAL BOND
                                                              INTERNATIONAL   MARKET INDEX
                                                               SUBACCOUNT      SUBACCOUNT
                                                              -------------   ------------
                                                                 2003(1)        2003(1)
                                                              -------------   ------------
OPERATIONS
  Net investment income (loss)..............................   $    7,174      $  265,335
  Net realized capital gains (losses) on investments........       50,443         (86,370)
  Net change in unrealized appreciation/depreciation of
     investments............................................      620,603          56,071
                                                               ----------      ----------
Increase (decrease) in net assets from operations...........      678,220         235,036
CONTRACT TRANSACTIONS
  Net contract purchase payments............................      323,307       1,343,029
  Transfer payments from (to) other subaccounts or general
     account................................................    2,195,193       5,875,237
  Contract terminations, withdrawals, and other
     deductions.............................................      (22,068)        (85,238)
                                                               ----------      ----------
Increase (decrease) in net assets from contract
  transactions..............................................    2,496,432       7,133,028
                                                               ----------      ----------
Net increase (decrease) in net assets.......................    3,174,652       7,368,064
NET ASSETS:
  Beginning of the period...................................           --              --
                                                               ----------      ----------
  End of the period.........................................   $3,174,652      $7,368,064
                                                               ==========      ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS


            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED



                                                       VANGUARD VIF
                                                        HIGH YIELD
                                                           BOND       VANGUARD VIF MONEY MARKET
                                                        SUBACCOUNT            SUBACCOUNT
                                                       ------------   --------------------------
                                                         2003(1)        2003(1)        2002(1)
                                                       ------------   ------------   -----------
OPERATIONS
  Net investment income (loss).......................   $   45,414    $     44,569   $        --
  Net realized capital gains (losses) on
     investments.....................................       10,639              --            --
  Net change in unrealized appreciation/depreciation
     of investments..................................      146,705              --            --
                                                        ----------    ------------   -----------
Increase (decrease) in net assets from operations....      202,758          44,569            --
CONTRACT TRANSACTIONS
  Net contract purchase payments.....................      309,654      11,644,236    23,866,549
  Transfer payments from (to) other subaccounts or
     general account.................................    1,690,818     (30,148,864)           --
  Contract terminations, withdrawals, and other
     deductions......................................      (17,374)       (136,434)       (9,237)
                                                        ----------    ------------   -----------
Increase (decrease) in net assets from contract
  transactions.......................................    1,983,098     (18,641,062)   23,857,312
                                                        ----------    ------------   -----------
Net increase (decrease) in net assets................    2,185,856     (18,596,493)   23,857,312
NET ASSETS:
  Beginning of the period............................           --      23,857,312            --
                                                        ----------    ------------   -----------
  End of the period..................................   $2,185,856    $  5,260,819   $23,857,312
                                                        ==========    ============   ===========


                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                      STATEMENTS OF CHANGES IN NET ASSETS

            YEARS ENDED DECEMBER 31, 2003 AND 2002, EXCEPT AS NOTED

                                                               VANGUARD VIF
                                                              SMALL COMPANY    VANGUARD VIF
                                                                  GROWTH         BALANCED
                                                                SUBACCOUNT      SUBACCOUNT
                                                              --------------   ------------
                                                                 2003(1)         2003(1)
                                                              --------------   ------------
OPERATIONS
  Net investment income (loss)..............................    $  (12,231)     $   55,721
  Net realized capital gains (losses) on investments........       438,228         329,057
  Net change in unrealized appreciation/depreciation of
     investments............................................       265,504         457,247
                                                                ----------      ----------
Increase (decrease) in net assets from operations...........       691,501         842,025
CONTRACT TRANSACTIONS
  Net contract purchase payments............................       316,263         733,487
  Transfer payments from (to) other subaccounts or general
     account................................................     2,549,311       4,130,750
  Contract terminations, withdrawals, and other
     deductions.............................................       (20,556)        (46,763)
                                                                ----------      ----------
Increase (decrease) in net assets from contract
  transactions..............................................     2,845,018       4,817,474
                                                                ----------      ----------
Net increase (decrease) in net assets.......................     3,536,519       5,659,499
NET ASSETS:
  Beginning of the period...................................            --              --
                                                                ----------      ----------
  End of the period.........................................    $3,536,519      $5,659,499
                                                                ==========      ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2003



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



  ORGANIZATION


     The WRL Series Lite Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

  SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund
      Vanguard VIF Diversified Value Portfolio
      Vanguard VIF Equity Index Portfolio
      Vanguard VIF Mid-Cap Index Portfolio
      Vanguard VIF REIT Index Portfolio
      Vanguard VIF International Portfolio
      Vanguard VIF Total Bond Market Index
        Portfolio
      Vanguard VIF High Yield Bond Portfolio
      Vanguard VIF Short-Term Corporate
        Portfolio
      Vanguard VIF Money Market Portfolio
      Vanguard VIF Small Company Growth
        Portfolio
      Vanguard VIF Total Stock Market Index
        Portfolio
      Vanguard VIF Capital Growth Portfolio
      Vanguard VIF Balanced Portfolio

Gateway Variable Insurance Trust

      Gateway VIT Fund


Fidelity Variable Insurance Products Funds

      Contrafund(R) Portfolio


T. Rowe Price Equity Series, Inc.
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
Janus Aspen Series
      Capital Appreciation Portfolio
      Worldwide Growth Portfolio
      Flexible Income Portfolio
      Mid Cap Growth Portfolio (formerly
        Aggressive Growth Portfolio)
      International Growth Portfolio
      Balanced Portfolio

Royce Capital Fund
      Royce Micro-Cap Portfolio

PIMCO Variable Insurance Trust
      Total Return Portfolio (Institutional Class)
      High Yield Portfolio (Institutional Class)

First Eagle Variable Funds, Inc
      First Eagle Overseas Variable Fund

Third Avenue Variable Series Trust
      Third Avenue Value Portfolio

PBHG Insurance Series Fund
      PBHG Large Cap Growth Portfolio
      PBHG Select Value Portfolio

Rydex Variable Trust
      OTC Fund
      Nova Fund

     The following Portfolio name changes were made effective during the fiscal year ended December 31, 2003:

PORTFOLIO                                                               FORMERLY
---------                                                               --------
Mid Cap Growth..............................................  Aggressive Growth Portfolio

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


  INVESTMENTS

     Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2003.

     Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

  DIVIDEND INCOME

     Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.


2.  INVESTMENTS


     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2003 were as follows:



                                                              PURCHASES       SALES
                                                             -----------   -----------
Vanguard Variable Insurance Fund
  Vanguard VIF Diversified Value Portfolio.................  $ 6,466,879   $ 3,759,902
  Vanguard VIF Equity Index Portfolio......................    8,640,864     2,565,561
  Vanguard VIF Mid-Cap Index Portfolio.....................    5,021,961     1,236,117
  Vanguard VIF REIT Index Portfolio........................    4,566,399     1,021,859
  Vanguard VIF International Portfolio.....................    3,566,243     1,062,633
  Vanguard VIF Total Bond Market Index Portfolio...........   12,320,733     4,922,383
  Vanguard VIF High Yield Bond Portfolio...................    3,202,219     1,173,698
  Vanguard VIF Money Market Portfolio......................   20,995,354    39,591,979
  Vanguard VIF Small Company Growth Portfolio..............    5,504,756     2,671,961
  Vanguard VIF Balanced Portfolio..........................    8,289,057     3,415,857

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



3.  ACCUMULATION UNITS OUTSTANDING


     A summary of changes in accumulation units outstanding follows:


                         VANGUARD VIF      VANGUARD VIF    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                       DIVERSIFIED VALUE   EQUITY INDEX    MID-CAP INDEX    REIT INDEX     INTERNATIONAL
                         SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                       -----------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002....             --                --              --              --              --
  Units purchased....             --                --              --              --              --
  Units redeemed and
     transferred.....             --                --              --              --              --
                           ---------         ---------       ---------       ---------       ---------
Units outstanding at
  December 31, 2002..             --                --              --              --              --
  Units purchased....      2,665,177         5,978,090       3,592,641       3,247,318       2,567,953
  Units redeemed and
     transferred.....             --                --              --              --              --
Units outstanding at
  December 31, 2003..      2,665,177         5,978,090       3,592,641       3,247,318       2,567,953
                           =========         =========       =========       =========       =========



                       VANGUARD VIF    VANGUARD VIF    VANGUARD VIF                    VANGUARD VIF
                        TOTAL BOND      HIGH YIELD      SHORT-TERM     VANGUARD VIF    SMALL COMPANY
                       MARKET INDEX        BOND          CORPORATE     MONEY MARKET       GROWTH
                       SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                       -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002....           --              --            --                 --             --
  Units purchased....           --              --            --         23,687,590             --
  Units redeemed and
     transferred.....           --              --            --                 --             --
                         ---------       ---------         -----        -----------      ---------
Units outstanding at
  December 31,
  2002...............           --              --            --         23,687,590             --
  Units purchased....    6,769,448       1,808,868             0          5,171,161      2,626,116
  Units redeemed and
     transferred.....            0               0             0        (23,687,590)             0
                         ---------       ---------         -----        -----------      ---------
Units outstanding at
  December 31,
  2003...............    6,769,448       1,808,868             0          5,171,161      2,626,116
                         =========       =========         =====        ===========      =========

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



                        VANGUARD VIF
                         TOTAL STOCK     VANGUARD VIF    VANGUARD VIF
                        MARKET INDEX    CAPITAL GROWTH     BALANCED       GATEWAY VIT    CONTRAFUND(R)
                        SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        -------------   --------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2002.....          0               0                  0             0               0
  Units purchased.....          0               0                  0             0               0
  Units redeemed and
     transferred......          0               0                  0             0               0
                            -----           -----          ---------         -----           -----
Units outstanding at
  December 31, 2002...          0               0                  0             0               0
  Units purchased.....          0               0          4,855,093             0               0
  Units redeemed and
     transferred......          0               0                  0             0               0
                            -----           -----          ---------         -----           -----
Units outstanding at
  December 31, 2003...          0               0          4,855,093             0               0
                            =====           =====          =========         =====           =====

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


4.  FINANCIAL HIGHLIGHTS



     Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.



                                                                           INVESTMENT
                                                  UNIT FAIR                  INCOME     EXPENSE     TOTAL
SUBACCOUNT             YEAR ENDED      UNITS        VALUE     NET ASSETS     RATIO*     RATIO**   RETURN***
----------             ----------    ----------   ---------   ----------   ----------   -------   ---------
Vanguard VIF Diversified Value
                       12/31/2003(1)  2,665,177     $1.25     $3,342,044      2.01%      0.70%      31.12%
Vanguard VIF Equity Index
                       12/31/2003(1)  5,978,090      1.24      7,429,720      1.25       0.70       28.47
Vanguard VIF Mid-Cap Index
                       12/31/2003(1)  3,592,641      1.31      4,713,922      0.59       0.70       34.06
                       12/31/2002(1)         --        --             --        --         --          --
Vanguard VIF REIT Index
                       12/31/2003(1)  3,247,318      1.35      4,392,685      3.31       0.70       35.48
Vanguard VIF International
                       12/31/2003(1)  2,567,953      1.24      3,174,652      1.12       0.70       34.88
Vanguard VIF Total Bond Market Index
                       12/31/2003(1)  6,769,448      1.09      7,368,064      4.92       0.70        4.02
Vanguard VIF High Yield Bond
                       12/31/2003(1)  1,808,868      1.21      2,185,856      3.88       0.70       16.87
Vanguard VIF Money Market
                       12/31/2003(l)  5,171,161      1.02      5,260,819      1.07       0.70        1.01
                       12/31/2002(1) 23,687,590      1.01     23,857,312      0.00       0.35        0.72
Vanguard VIF Small Company Growth
                       12/31/2003(l)  2,676,116      1.35      3,536,519      0.01       0.70       41.07
Vanguard VIF Balanced
                       12/31/2003(1)  4,855,093      1.17      5,659,499      2.22       0.70       16.57


---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the Mutual Fund
    Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The

                       WRL SERIES LIFE CORPORATE ACCOUNT


                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY



                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


    total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


5.  ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE



     On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.



6.  INCOME TAXES



     Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.



7.  DIVIDEND DISTRIBUTIONS



     Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                    CONTENTS


                                                              PAGE
                                                              ----
Report of Independent Auditors..............................   F-3
AUDITED FINANCIAL STATEMENTS
Balance Sheets -- Statutory Basis...........................   F-4
Statements of Operations -- Statutory Basis.................   F-5
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................   F-6
Statements of Cash Flow -- Statutory Basis..................   F-7
Notes to Financial Statements -- Statutory Basis............   F-8
STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES
Summary of Investments -- Other Than Investments in Related
  Parties...................................................  F-25
Supplementary Insurance Information.........................  F-26
Reinsurance.................................................  F-28

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

     As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

     As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

                                                 /s/ ERNST & YOUNG LLP
Des Moines, Iowa
February 13, 2004

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 2003         2002
                                                              ----------   ----------
                                   ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................  $  724,633   $  312,147
  Common stocks:
     Affiliated entities (cost: 2003 -- $2,043 and
      2002 -- $543).........................................      14,546       16,649
     Other (cost: 2003 -- $302 and 2002 -- $302)............         646          302
  Mortgage loans on real estate.............................       9,668       10,884
  Home office properties....................................      41,817       42,654
  Cash and short-term investments...........................      70,716      405,560
  Policy loans..............................................     268,892      275,938
  Other invested assets.....................................      20,682       18,881
                                                              ----------   ----------
Total cash and invested assets..............................   1,151,600    1,083,015
Net deferred income taxes...................................      30,682       22,784
Premiums deferred and uncollected...........................       1,939        3,844
Reinsurance receivable......................................       5,290        1,883
Receivable from parent, subsidiaries and affiliates.........      23,760        1,494
Accrued investment income...................................       7,626        3,586
Cash surrender value of life insurance policies.............      55,024       52,984
Other admitted assets.......................................       5,815        3,702
Separate account assets.....................................   8,116,308    6,501,089
                                                              ----------   ----------
Total admitted assets.......................................  $9,398,044   $7,674,381
                                                              ==========   ==========

                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................  $  425,296   $  417,994
     Annuity................................................     808,079      728,193
  Life policy and contract claim reserves...................      12,939       12,974
  Liability for deposit-type contracts......................      14,040       12,724
  Other policyholders' funds................................          34           56
  Remittances and items not allocated.......................      15,971       41,612
  Reinsurance in unauthorized companies.....................          --        1,133
  Federal and foreign income taxes payable..................      13,016       29,649
  Transfers to separate account due or accrued..............    (446,188)    (393,754)
  Asset valuation reserve...................................       6,505        9,604
  Interest maintenance reserve..............................       2,909        3,459
  Funds held under coinsurance and other reinsurance
     treaties...............................................      29,936       34,726
  Other liabilities.........................................      62,411       62,559
  Separate account liabilities..............................   8,108,413    6,497,146
                                                              ----------   ----------
Total liabilities...........................................   9,053,361    7,458,075
Capital and surplus:
  Common stock, $1.00 par value, 3,000,000 shares authorized
     and 2,500,000 shares issued and outstanding............       2,500        2,500
  Paid-in surplus...........................................     150,107      150,107
  Unassigned surplus........................................     192,076       63,699
                                                              ----------   ----------
Total capital and surplus...................................     344,683      216,306
                                                              ----------   ----------
Total liabilities and capital and surplus...................  $9,398,044   $7,674,381
                                                              ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2003         2002         2001
                                                           ----------   ----------   ----------
                                                                  (DOLLARS IN THOUSANDS)
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life................................................  $  553,345   $  611,194   $  653,398
     Annuity.............................................     891,360    1,131,849      625,117
  Net investment income..................................      87,731       48,498       44,424
  Amortization of interest maintenance reserve...........         952        1,080        1,440
  Commissions and expense allowances on reinsurance
     ceded...............................................        (131)      10,427      (10,789)
  Reserve adjustments on reinsurance ceded...............       7,151       51,453       11,846
  Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts............................................      88,477       89,854      108,673
  Other income...........................................       6,092        5,698        4,540
                                                           ----------   ----------   ----------
                                                            1,634,977    1,950,053    1,438,649
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health........................      68,800       60,473       56,155
     Surrender benefits..................................     998,461      816,174      800,264
     Other benefits......................................      33,586       40,010       57,032
     Increase in aggregate reserves for policies and
       contracts:
       Life..............................................       7,302       18,807       10,100
       Annuity...........................................      79,886      384,817       48,217
                                                           ----------   ----------   ----------
                                                            1,188,035    1,320,281      971,768
  Insurance expenses:
     Commissions.........................................     133,578      167,582      176,023
     General insurance expenses..........................      98,778      111,330      110,808
     Taxes, licenses and fees............................      15,750       20,571       18,714
     Net transfers to separate accounts..................      20,393      344,773      216,797
     Other expenses......................................       1,163          507          523
                                                           ----------   ----------   ----------
                                                              269,662      644,763      522,865
                                                           ----------   ----------   ----------
Total benefits and expenses..............................   1,457,697    1,965,044    1,494,633
                                                           ----------   ----------   ----------
Gain (loss) from operations before dividends to
  policyholders, federal income tax expense (benefit) and
  net realized capital gains (losses) on investments.....     177,280      (14,991)     (55,984)
Dividends to policyholders...............................          31           33           33
                                                           ----------   ----------   ----------
Gain (loss) from operations before federal income tax
  expense (benefit) and net realized capital gains
  (losses) on investments................................     177,249      (15,024)     (56,017)
Federal income tax expense (benefit).....................      55,430       (2,141)       3,500
                                                           ----------   ----------   ----------
Income (loss) from operations before net realized capital
  gains (losses) on investments..........................     121,819      (12,883)     (59,517)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts transferred
  to interest maintenance reserve).......................        (357)      (1,387)         100
                                                           ----------   ----------   ----------
Net income (loss)........................................  $  121,462   $  (14,270)  $  (59,417)
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                         TOTAL
                                                     COMMON   PAID-IN    UNASSIGNED   CAPITAL AND
                                                     STOCK    SURPLUS     SURPLUS       SURPLUS
                                                     ------   --------   ----------   -----------
                                                                (DOLLARS IN THOUSANDS)
Balance at January 1, 2001.........................  $2,500   $120,107    $ 23,537     $146,144
  Net loss.........................................     --          --     (59,417)     (59,417)
  Capital contribution.............................     --      30,000          --       30,000
  Cumulative effect of change in accounting
     principles....................................     --          --      12,312       12,312
  Change in reserve on account of change in
     valuation basis...............................     --          --      11,609       11,609
  Change in net deferred income tax asset..........     --          --     (11,733)     (11,733)
  Surplus effect of reinsurance transaction........     --          --      11,851       11,851
  Change in net unrealized capital gains and
     losses........................................     --          --      (1,281)      (1,281)
  Change in non-admitted assets....................     --          --       9,076        9,076
  Change in asset valuation reserve................     --          --         427          427
  Change in surplus in separate accounts...........     --          --      97,374       97,374
  Tax benefits on stock options exercised..........     --          --       1,363        1,363
                                                     ------   --------    --------     --------
Balance at December 31, 2001.......................  2,500     150,107      95,118      247,725
  Net loss.........................................     --          --     (14,270)     (14,270)
  Change in net unrealized capital gains and
     losses........................................     --          --       7,352        7,352
  Change in non-admitted assets....................     --          --     (14,715)     (14,715)
  Change in asset valuation reserve................     --          --      (5,305)      (5,305)
  Change in liability for reinsurance in
     unauthorized companies........................     --          --      (1,133)      (1,133)
  Cumulative effect of change in accounting
     principles....................................     --          --      (6,789)      (6,789)
  Change in surplus in separate accounts...........     --          --      (1,072)      (1,072)
  Change in net deferred income tax asset..........     --          --      29,670       29,670
  Dividend to stockholder..........................     --          --     (24,000)     (24,000)
  Tax benefits on stock options exercised..........     --          --          28           28
  Surplus effect of reinsurance transaction........     --          --      (1,185)      (1,185)
                                                     ------   --------    --------     --------
Balance at December 31, 2002.......................  2,500     150,107      63,699      216,306
  Net income.......................................     --          --     121,462      121,462
  Change in net unrealized capital gains and
     losses........................................     --          --      (6,216)      (6,216)
  Change in non-admitted assets....................     --          --      (8,855)      (8,855)
  Change in asset valuation reserve................     --          --       3,099        3,099
  Change in liability for reinsurance in
     unauthorized companies........................     --          --       1,133        1,133
  Change in surplus in separate accounts...........     --          --       2,084        2,084
  Change in net deferred income tax asset..........     --          --      16,855       16,855
  Surplus effect of reinsurance transaction........     --          --      (1,185)      (1,185)
                                                     ------   --------    --------     --------
Balance at December 31, 2003.......................  $2,500   $150,107    $192,076     $344,683
                                                     ======   ========    ========     ========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                                                                 YEAR ENDED DECEMBER 31
                                                          -------------------------------------
                                                             2003          2002         2001
                                                          -----------   ----------   ----------
                                                                 (DOLLARS IN THOUSANDS)
OPERATING ACTIVITIES
Premiums collected, net of reinsurance..................  $ 1,446,609   $1,740,602   $1,277,856
Net investment income...................................       88,528       47,685       45,355
Miscellaneous income....................................       98,059      158,186      126,297
Benefit and loss related payments.......................   (1,104,098)    (917,590)    (912,222)
Commissions, expenses paid and aggregate write-ins for
  deductions............................................     (251,495)    (293,555)    (315,054)
Net transfers to separate accounts and protected cell
  accounts..............................................      (74,921)    (245,977)    (135,990)
Dividends paid to policyholders.........................          (31)         (34)         (33)
Federal and foreign income taxes received (paid)........      (72,358)       5,694       46,390
                                                          -----------   ----------   ----------
Net cash provided by operating activities...............      130,293      495,011      132,599
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds.................................................      634,124      487,270       29,163
  Stocks................................................           --          100           --
  Mortgage loans on real estate.........................        1,218        3,288          282
  Real estate...........................................          873           --           --
  Other invested assets.................................           --            7           --
  Miscellaneous proceeds................................           --          102           --
                                                          -----------   ----------   ----------
Total investment proceeds...............................      636,215      490,767       29,445
Cost of investments acquired:
  Bonds.................................................   (1,051,086)    (723,455)     (14,445)
  Stocks................................................       (1,500)        (100)        (300)
  Real estate...........................................          (35)          (6)         (13)
  Other invested assets.................................       (4,870)      (2,902)     (12,394)
                                                          -----------   ----------   ----------
Total cost of investments acquired......................   (1,057,491)    (726,463)     (27,152)
Net decrease (increase) in policy loans.................        7,046        9,239         (843)
                                                          -----------   ----------   ----------
Net cost of investments acquired........................   (1,050,445)    (717,224)     (27,995)
                                                          -----------   ----------   ----------
Net cash provided by (used in) investing activities.....     (414,230)    (226,457)       1,450
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
  Capital and surplus paid in...........................  $        --   $       --   $   30,000
  Borrowed money........................................           --           --      (71,400)
  Net deposits on deposit-type contracts and other
     insurance liabilities..............................          853       (3,597)       5,308
  Dividends to stockholders.............................           --      (24,000)          --
  Other cash provided (applied).........................      (51,760)      23,523       17,658
                                                          -----------   ----------   ----------
Net cash used in financing and miscellaneous
  activities............................................      (50,907)      (4,074)     (18,434)
                                                          -----------   ----------   ----------
Net increase (decrease) in cash and short-term
  investments...........................................     (334,844)     264,480      115,615
Cash and short-term investments at beginning of year....      405,560      141,080       25,465
                                                          -----------   ----------   ----------
Cash and short-term investments at end of year..........  $    70,716   $  405,560   $  141,080
                                                          ===========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2003

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

  BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

     The effects of these variances have not been determined by the Company, but are presumed to be material.

  INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

     Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 2003, 2002, and 2001, net realized capital gains (losses) of $402, $(322), and $367, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $952, $1,080, and $1,440, for the years ended December 31, 2003, 2002, and 2001, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $44, $0 and $0 has been excluded for the years ended December 31, 2003, 2002, and 2001, respectively, with respect to such practices.

  PREMIUMS AND ANNUITY CONSIDERATIONS

     Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

  AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  REINSURANCE

     Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

  POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

  SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

     The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,240,215, $1,335,079, and $1,208,884 in 2003, 2002, and 2001,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

  STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS

     Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide the same financial benefits.

  RECLASSIFICATIONS

     Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

2.  ACCOUNTING CHANGES

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

     On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

     Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

     Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

     Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

     Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                          DECEMBER 31
                                       -------------------------------------------------
                                                2003                      2002
                                       -----------------------   -----------------------
                                        CARRYING                  CARRYING
                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                       ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments......  $   70,716   $   70,716   $  405,560   $  405,560
Bonds................................     724,633      735,591      312,147      318,874
Common stocks, other than
  affiliates.........................         646          646          302          302
Mortgage loans on real estate........       9,668       10,795       10,884       12,022
Policy loans.........................     268,892      268,892      275,938      275,938
Separate account assets..............   8,116,308    8,116,308    6,501,089    6,501,089
LIABILITIES
Investment contract liabilities......     822,119      819,715      740,917      759,322
Separate account annuity
  liabilities........................   5,400,842    5,400,842    4,464,513    4,464,513

4.  INVESTMENTS

     The carrying amount and estimated fair value of investments in bonds are as follows:

                                                            GROSS        GROSS
                                                          UNREALIZED   UNREALIZED
                                               GROSS        LOSSES       LOSSES
                                  CARRYING   UNREALIZED   12 MONTHS    LESS THAN    ESTIMATED
                                   AMOUNT      GAINS       OR MORE     12 MONTHS    FAIR VALUE
                                  --------   ----------   ----------   ----------   ----------
DECEMBER 31, 2003
Bonds:
  United States Government and
     agencies...................  $239,928    $ 1,557        $ --        $  154      $241,331
  State, municipal and other
     government.................     3,595        319          --            --         3,914
  Public utilities..............    31,628      1,266          --             5        32,889
  Industrial and
     miscellaneous..............   222,029      8,358         138           883       229,366
  Mortgage and other
     asset-backed securities....   227,453      1,475           3           834       228,091
                                  --------    -------        ----        ------      --------
Total bonds.....................  $724,633    $12,975        $141        $1,876      $735,591
                                  ========    =======        ====        ======      ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                                          GROSS        GROSS
                                             CARRYING   UNREALIZED   UNREALIZED   ESTIMATED
                                              AMOUNT      GAINS        LOSSES     FAIR VALUE
                                             --------   ----------   ----------   ----------
DECEMBER 31, 2002
Bonds:
  United States Government and agencies....  $166,251     $1,677       $   --      $167,928
  State, municipal and other government....     3,601        314           --         3,915
  Public utilities.........................     6,974        351           --         7,325
  Industrial and miscellaneous.............    81,468      5,291        1,746        85,013
  Mortgage and other asset-backed
     securities............................    53,853        922           82        54,693
                                             --------     ------       ------      --------
Total bonds................................  $312,147     $8,555       $1,828      $318,874
                                             ========     ======       ======      ========

     The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

                                                           LOSSES       LOSSES
                                                         12 MONTHS     LESS THAN
                                                          OR MORE      12 MONTHS    TOTAL
                                                        ------------   ---------   --------
DECEMBER 31, 2003
  Bonds:
     United States Government and agencies............      $ --       $ 20,108    $ 20,108
     State, municipal and other government............        --             --
     Public utilities.................................        --          2,984       2,984
     Industrial and miscellaneous.....................       381         46,853      47,234
     Mortgage and other asset-backed securities.......       258        103,288     103,546
                                                            ----       --------    --------
                                                            $639       $173,233    $173,872
                                                            ====       ========    ========

     The carrying amount and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                              CARRYING   ESTIMATED
                                                               AMOUNT    FAIR VALUE
                                                              --------   ----------
Due in one year or less.....................................  $  2,051    $  2,121
  Due one through five years................................   372,462     378,280
  Due five through ten years................................   107,509     110,664
  Due after ten years.......................................    15,158      16,435
                                                              --------    --------
                                                               497,180     507,500
  Mortgage and other asset-backed securities................   227,453     228,091
                                                              --------    --------
                                                              $724,633    $735,591
                                                              ========    ========

     The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

     A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                          ---------------------------
                                                           2003      2002      2001
                                                          -------   -------   -------
Interest on bonds.......................................  $27,431   $ 9,357   $ 7,050
Dividends from common stock of affiliated entities......   40,033    16,921    18,495
Interest on mortgage loans..............................      792       871     1,130
Rental income on investment properties..................    7,747     7,381     6,903
Interest on policy loans................................   16,592    17,364    17,746
Other investment income.................................    2,020     3,308       (51)
                                                          -------   -------   -------
Gross investment income.................................   94,615    55,202    51,273
Investment expenses.....................................   (6,884)   (6,704)   (6,849)
                                                          -------   -------   -------
Net investment income...................................  $87,731   $48,498   $44,424
                                                          =======   =======   =======

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                           YEAR ENDED DECEMBER 31
                                                        -----------------------------
                                                          2003       2002      2001
                                                        --------   --------   -------
Proceeds..............................................  $634,124   $487,270   $29,163
                                                        ========   ========   =======
Gross realized gains..................................  $    447   $  2,119   $   637
Gross realized losses.................................      (107)    (3,955)       --
                                                        --------   --------   -------
Net realized gains (losses)...........................  $    340   $ (1,836)  $   637
                                                        ========   ========   =======

     At December 31, 2003, bonds with an aggregate carrying value of $3,093 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                      REALIZED
                                                                      --------
                                                              YEAR ENDED DECEMBER 31
                                                              -----------------------
                                                              2003      2002     2001
                                                              -----   --------   ----
Bonds.......................................................  $ 340   $(1,836)   $637
  Other invested assets.....................................     --       102      --
                                                              -----   -------    ----
                                                                340    (1,734)    637
  Tax benefit (expense).....................................   (296)       26    (170)
  Transfer to interest maintenance reserve..................   (401)      321    (367)
                                                              -----   -------    ----
  Net realized gains (losses)...............................  $(357)  $(1,387)   $100
                                                              =====   =======    ====

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                                          CHANGES IN UNREALIZED YEAR ENDED
                                                                     DECEMBER 31
                                                          ---------------------------------
                                                            2003        2002        2001
                                                          ---------   ---------   ---------
Common stocks...........................................   $(3,259)    $10,576     $ 1,559
Mortgage loans on real estate...........................        --         350          86
Other invested assets...................................    (2,957)     (3,574)     (2,926)
                                                           -------     -------     -------
Change in unrealized....................................   $(6,216)    $ 7,352     $(1,281)
                                                           =======     =======     =======

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                 UNREALIZED
                                                                 DECEMBER 31
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Unrealized gains............................................  $13,654   $16,492
Unrealized losses...........................................     (807)     (386)
                                                              -------   -------
Net unrealized gains........................................  $12,847   $16,106
                                                              =======   =======

     During 2003, 2002 and 2001, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

     During 2003, 2002, and 2001, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the asset valuation reserve of $92 and $123, respectively.

5.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

     Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Direct premiums..................................  $1,504,347   $1,854,568   $1,369,720
Reinsurance ceded................................     (59,642)    (111,525)     (91,205)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $1,444,705   $1,743,043   $1,278,515
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $30,055, $30,380, and $12,337 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,534 and $3,209, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $72,516 and $119,561, respectively.

     During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2003 and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2003, the Company holds collateral in the form of letters of credit of $90,200.

6.  INCOME TAXES

     The main components of deferred tax amounts are as follows:

                                                                  DECEMBER 31
                                                              -------------------
                                                                2003       2002
                                                              --------   --------
Deferred income tax assets:
  sec. 807(f) adjustment....................................  $    261   $  1,593
  Tax basis deferred acquisition costs......................    89,467     88,838
  Reserves..................................................   106,540    100,307
  Other.....................................................     8,594      8,771
                                                              --------   --------
Total deferred income tax assets............................  $204,862   $199,509
                                                              ========   ========
Deferred income tax assets -- nonadmitted...................  $ 82,596   $ 73,639
Deferred income tax liabilities:
  sec. 807(f) adjustment -- liabilities.....................    90,797    102,176
  Other.....................................................       787        910
                                                              --------   --------
Total deferred income tax liabilities.......................  $ 91,584   $103,086
                                                              ========   ========

     The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                 YEAR ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Change in net deferred income tax asset.....................  $16,855   $29,670
Change in deferred income tax assets -- nonadmitted.........    8,957    15,330

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

                                                           YEAR ENDED DECEMBER 31
                                                       ------------------------------
                                                         2003       2002       2001
                                                       --------   --------   --------
Income tax expense (benefit) computed at the federal
  statutory rate (35%)...............................  $ 62,037   $ (5,259)  $(19,606)
Deferred acquisition costs -- tax basis..............     4,149     11,920      7,570
Amortization of IMR..................................      (333)      (378)      (504)
Depreciation.........................................      (290)      (413)        (6)
Dividends received deduction.........................   (20,808)    (9,863)    (8,705)
Low income housing credits...........................    (3,150)    (2,914)    (1,944)
Prior year under (over) accrual......................   (11,583)   (27,856)     3,340
Reinsurance transactions.............................      (415)      (415)     4,148
Reserves.............................................    27,407     34,358     19,541
Other................................................    (1,584)    (1,321)      (334)
                                                       --------   --------   --------
Federal income tax expense (benefit).................  $ 55,430   $ (2,141)  $  3,500
                                                       ========   ========   ========

     For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

     The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

7.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                              DECEMBER 31
                                             ---------------------------------------------
                                                     2003                    2002
                                             ---------------------   ---------------------
                                                          PERCENT                 PERCENT
                                               AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                             ----------   --------   ----------   --------
Subject to discretionary withdrawal with
  market value adjustment..................  $   11,308       0%     $   14,509       0%
  Subject to discretionary withdrawal at
     book value less surrender charge......     311,643       5%        230,221       4%
  Subject to discretionary withdrawal at
     market value..........................   5,400,842      86%      4,464,409      84%
  Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)..........................     556,620       9%        605,085      12%
  Not subject to discretionary
     withdrawal............................      13,556       0%         14,235       0%
                                             ----------     ---      ----------     ---
                                              6,293,969     100%      5,328,459     100%
                                             ==========     ===      ==========     ===
  Less reinsurance ceded...................      62,146                 113,923
                                             ----------              ----------
  Total policy reserves on annuities and
     deposit fund liabilities..............  $6,231,823              $5,214,536
                                             ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts.................  $1,240,215   $1,335,079   $1,208,884
  Transfers from separate accounts...............   1,221,216      990,726    1,107,157
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............      18,999      344,353      101,727
Change in valuation adjustment...................          --           --       98,321
Other............................................       1,394          420       16,749
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $   20,393   $  344,773   $  216,797
                                                   ==========   ==========   ==========

     At December 31, 2003 and 2002, the Company had variable annuities with guaranteed living benefits as follows:

                                                   SUBJECTED                   REINSURANCE
                                                    ACCOUNT      AMOUNT OF       RESERVE
YEAR            BENEFIT AND TYPE OF RISK             VALUE      RESERVE HELD     CREDIT
----    ----------------------------------------   ----------   ------------   -----------
2003    Guaranteed Minimum Income Benefit.......   $1,648,000     $13,600        $4,000
2002    Guaranteed Minimum Income Benefit.......   $  921,683     $ 8,469        $   --

     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                             GROSS    LOADING    NET
                                                             ------   -------   ------
DECEMBER 31, 2003
  Ordinary direct renewal business.........................  $  387    $(126)   $  513
  Ordinary new business....................................   1,337      (89)    1,426
                                                             ------    -----    ------
                                                             $1,724    $(215)   $1,939
                                                             ======    =====    ======
DECEMBER 31, 2002
  Ordinary direct renewal business.........................  $1,578    $ 184    $1,394
  Ordinary new business....................................   2,072     (378)    2,450
                                                             ------    -----    ------
                                                             $3,650    $(194)   $3,844
                                                             ======    =====    ======

8.  CONVERSION OF VALUATION SYSTEM

     During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $121,819.

10.  CAPITAL AND SURPLUS

     Life/health insurance companies are subject to certain risk-based capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2003, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     During 2003, 2002 and 2001, the Company sold $31,554, $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

12.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,507, $1,734, and $1,634 for the years ended December 31, 2003, 2002, and
2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $858, $967, and $1,100 for the years ended December 31, 2003, 2002, and 2001, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $153, $203, and $233 for the years ended December 31, 2003, 2002, and 2001, respectively.

13.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $19,705, $20,371, and $16,904, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2003, 2002, and 2001, the Company received $5,775, $3,673, and $6,752, respectively, for such services, which approximates their cost.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $435, $256, and $945, respectively, to affiliates.

     In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2003 and 2002, the cash surrender value of these policies was $55,024 and $52,984, respectively.

14.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,423 and $3,424 and an offsetting premium tax benefit of $762 and $763 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $24, $70, and $13 for the years ended December 31, 2003, 2002, and 2001, respectively.

     The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $124,332 and $69,860, respectively.

     Recently, there has been a significant increase in regulatory activity in the industry relating to numerous issues including market timing and late trading of shares in mutual funds and variable insurance products. Like many others in the industry, the Company has received requests for information from the Securities and Exchange Commission (SEC). The Company is cooperating fully with these regulators to provide the information they requested and does not expect any material findings.

                           STATUTORY-BASIS FINANCIAL

                              STATEMENT SCHEDULES

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2003

SCHEDULE I

                                                                                   AMOUNT AT WHICH
                                                                                    SHOWN IN THE
TYPE OF INVESTMENT                                        COST(1)     FAIR VALUE    BALANCE SHEET
------------------                                       ----------   ----------   ---------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities.......................................  $  240,046    $241,456      $  240,046
  States, municipalities, and political subdivisions...      32,577      33,171          32,577
  Foreign governments..................................       3,091       3,382           3,091
  Public utilities.....................................      31,628      32,889          31,628
  All other corporate bonds............................     417,291     424,693         417,291
                                                         ----------    --------      ----------
Total fixed maturities.................................     724,633     735,591         724,633
EQUITY SECURITIES
Common stocks (unaffiliated):
  Industrial, miscellaneous, and all other.............         302         646             646
                                                         ----------    --------      ----------
Total equity securities................................         302         646             646
Mortgage loans on real estate..........................       9,668                       9,668
Home office properties.................................      41,817                      41,817
Policy loans...........................................     268,892                     268,892
Cash and short-term investments........................      70,716                      70,716
Other invested assets..................................      20,682                      20,682
                                                         ----------                  ----------
Total investments......................................  $1,136,710                  $1,137,054
                                                         ==========                  ==========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                                    POLICY
                                                  FUTURE POLICY       AND                       NET
                                                  BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT
                                                    EXPENSES      LIABILITIES    REVENUE      INCOME*
                                                  -------------   -----------   ----------   ----------
YEAR ENDED DECEMBER 31, 2003
Individual life.................................   $  412,473       $12,763     $  552,849    $31,348
Group life and health...........................       12,823           176            496        944
Annuity.........................................      808,079            --        891,360     55,439
                                                   ----------       -------     ----------    -------
                                                   $1,233,375       $12,939     $1,444,705    $87,731
                                                   ==========       =======     ==========    =======
YEAR ENDED DECEMBER 31, 2002
Individual life.................................   $  404,935       $12,874     $  610,634    $21,194
Group life and health...........................       13,059           100            560        639
Annuity.........................................      728,193            --      1,131,849     26,665
                                                   ----------       -------     ----------    -------
                                                   $1,146,187       $12,974     $1,743,043    $48,498
                                                   ==========       =======     ==========    =======
YEAR ENDED DECEMBER 31, 2001
Individual life.................................   $  386,965       $14,219     $  652,626    $14,014
Group life and health...........................       12,222           135            772        731
Annuity.........................................      336,587             4        625,117     29,679
                                                   ----------       -------     ----------    -------
                                                   $  735,774       $14,358     $1,278,515    $44,424
                                                   ==========       =======     ==========    =======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III (CONTINUED)

                                                              BENEFITS,
                                                               CLAIMS,
                                                              LOSSES AND     OTHER
                                                              SETTLEMENT   OPERATING   PREMIUM
                                                               EXPENSES    EXPENSES*   WRITTEN
                                                              ----------   ---------   -------
YEAR ENDED DECEMBER 31, 2003
Individual life.............................................  $  185,642   $275,352    $   --
Group life and health.......................................       2,530       (769)      863
Annuity.....................................................     999,863     (4,921)       --
                                                              ----------   --------    ------
                                                              $1,188,035   $269,662    $  863
                                                              ==========   ========    ======
YEAR ENDED DECEMBER 31, 2002
Individual life.............................................  $  176,010   $484,535    $   --
Group life and health.......................................       5,626     (4,316)      917
Annuity.....................................................   1,138,645    164,544        --
                                                              ----------   --------    ------
                                                              $1,320,281   $644,763    $  917
                                                              ==========   ========    ======
YEAR ENDED DECEMBER 31, 2001
Individual life.............................................  $  167,912   $529,090    $   --
Group life and health.......................................       1,226        422     1,030
Annuity.....................................................     802,630     (6,647)       --
                                                              ----------   --------    ------
                                                              $  971,768   $522,865    $1,030
                                                              ==========   ========    ======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                              CEDED TO      ASSUMED                   PERCENTAGE OF
                                                OTHER      FROM OTHER                 AMOUNT ASSUMED
                              GROSS AMOUNT    COMPANIES    COMPANIES    NET AMOUNT        TO NET
                              ------------   -----------   ----------   -----------   --------------
YEAR ENDED DECEMBER 31, 2003
Life insurance in force.....  $79,220,097    $25,368,242     $  --      $53,851,855          0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   593,641    $    40,792     $  --      $   552,849          0%
  Group life and health.....          863            367                        496          0%
  Annuity...................      909,843         18,483                    891,360          0%
                              -----------    -----------     -----      -----------        ---
                              $ 1,504,347    $    59,642     $  --      $ 1,444,705          0%
                              ===========    ===========     =====      ===========        ===
YEAR ENDED DECEMBER 31, 2002
Life insurance in force.....  $79,096,314    $21,759,884     $  --      $57,336,430          0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   653,642    $    43,008     $  --      $   610,634          0%
  Group life................          917            357        --              560          0%
  Annuity...................    1,200,009         68,160        --        1,131,849          0%
                              -----------    -----------     -----      -----------        ---
                              $ 1,854,568    $   111,525     $  --      $ 1,743,043          0%
                              ===========    ===========     =====      ===========        ===
YEAR ENDED DECEMBER 31, 2001
Life insurance in force.....  $78,786,575    $17,837,374     $  --      $60,949,201        0.0%
                              ===========    ===========     =====      ===========        ===
Premiums:
  Individual life...........  $   684,987    $    32,361     $  --      $   652,626        0.0%
  Group life................        1,030            258        --              772        0.0
  Annuity...................      683,703         58,586        --          625,117        0.0
                              -----------    -----------     -----      -----------        ---
                              $ 1,369,720    $    91,205     $  --      $ 1,278,515        0.0%
                              ===========    ===========     =====      ===========        ===

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a) Board of Directors Resolution (1)

(b) Custodian Agreements (Not Applicable)

(c) Underwriting Contracts (1)

    i.       Principal Underwriting Agreement (1)

    ii.      Selected Broker Agreement (1)

(d) Contracts

    i.       Specimen Variable Adjustable Life Insurance Policy (1)

    ii.      Amendatory Endorsement (7)

(e) Applications (1)

(f) Depositor's Certificate of Incorporation and By-Laws

    i.       Second Amended Articles of Incorporation of Western Reserve (2)

    ii.      Amended Code of Regulations (By-Laws) of Western Reserve (2)

(g) Reinsurance Contracts


    i.       Reinsurance Treaty dated July 1, 2002 (12)


(h) Participation Agreements

    i.       Participation Agreement regarding BT Insurance Funds Trust (3)

    ii.      a. Participation Agreement regarding Fidelity Variable
                Insurance Products Fund (5)

             b. Participation Agreement regarding Fidelity Variable Insurance
                Products Fund II (5)

             c. Participation Agreement regarding Fidelity Variable
                Insurance Products Fund III (5)

    iii.     Participation Agreement regarding PIMCO Variable Insurance
             Trust (5)

             a. Second Amendment to Participation Agreement Between PIMCO Funds
                Distributors LLC, and Western Reserve Life Assurance Co. of Ohio
                (10)

    iv. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (5)

    v.       Participation Agreement regarding Janus Aspen Series (5)

    vi. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (4)

    vii.     Participation Agreement regarding Universal Institutional
             Funds, Inc. (7)

    viii a. Participation Agreement regarding Vanguard Variable Insurance Funds (8)


             b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds (12)


    ix.      Participation Agreement regarding Royce Capital Fund (9)

    x.       Participation Agreement regarding Rydex Variable Trust (10)

    xi.      Participation Agreement regarding Gateway Variable Insurance
             Trust (10)

    xii. a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (10)


             b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (12)


    xiii. Participation Agreement regarding Third Avenue Variable Insurance Trust (10)

    xiv.     Participation Agreement regarding PBHG Insurance Series Fund (10)

    xv.      a. Participation Agreement regarding AIM Variable Insurance Funds*

             b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds*

(i) Administrative Contracts

    i.       Third Party Administration and Transfer Agent Agreement (11)

(j) Other Material Contracts

    i.       Power of Attorney(3)

    ii.      Power of Attorney for Jerome A. Vahl (6)

    iii.     Power of Attorney for Kevin Bachmann (10)

    iv.      Power of Attorney for Brenda K. Clancy (10)

    v.       Power of Attorney for Michael W. Kirby (10)

    vi.      Power of Attorney for Paul Reaburn (10)

    vii.     Power of Attorney for Jerome C. Vahl (10)

    viii.    Power of Attorney for Allan J. Hamilton *

    ix.      Power of Attorney for Ron Wagley*

(k) Legal Opinion (1)

(l) Actuarial Opinion (Not Applicable)

(m) Calculation (Not Applicable)

(n) Other Opinions

    i.       Consent of Ernst & Young LLP*

    ii.      Consent of Sutherland Asbill & Brennan LLP*

(o) Omitted Financial Statements (Not Applicable)

(p) Initial Capital Agreements (Not Applicable)

(q) Redeemability Exemption

    i.       Memorandum describing issuance, transfer and redemption procedures
             (3)

*        Filed herewith.

(1) Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)


(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)


ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR


    NAME                 PRINCIPAL BUSINESS
                          BUSINESS ADDRESS                 POSITION
Ron Wagley                      (3)             Chairman of the Board
Jerome C. Vahl                  (1)             Director and President
Brenda K. Clancy                (1)             Director and Vice President
Paul Reaburn                    (1)             Director and Vice President
Kevin Bachmann                  (2)             Director and Executive Vice President
William H. Geiger               (2)             Senior Vice President, Corporate Counsel
                                                and Group Vice-President - Compliance and
                                                Secretary
Allan J. Hamilton               (2)             Vice President, Treasurer, Controller, and
                                                Chief Financial Officer


(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, Florida 33716

(3) 1150 South Olive, Los Angeles, California 90015

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          JURISDICTION OF     PERCENT OF VOTING SECURITIES
                  NAME                     INCORPORATION                  OWNED                             BUSINESS
-----------------------------------------  --------------   ---------------------------------  ---------------------------------
1488207 Ontario Limited                        Canada       100% 1490991 Ontario Limited       Financial services, marketing and
                                                                                               distribution

1490991 Ontario Limited                        Canada       100% AEGON Canada, Inc.            Holding company
Academy Insurance Group, Inc.                 Delaware      100% Commonwealth General          Holding company
                                                            Corporation

Academy Life Insurance Co.                    Missouri      100% Academy Insurance Group, Inc. Insurance company

ADB Corporation, L.L.C.                       Delaware      100% Money Services, Inc.          Special purpose limited Liability
                                                                                               company

AEGON Alliances, Inc.                         Virginia      100% Benefit Plans, Inc.           General agent
AEGON Asset Management Services, Inc.         Delaware      100% AUSA Holding Co.              Registered investment advisor

AEGON Assignment Corporation                  Illinois      100% AEGON Financial Services      Administrator of structured
                                                            Group, Inc.                        settlements
AEGON Assignment Corporation of Kentucky      Kentucky      100% AEGON Financial Services      Administrator of structured
                                                            Group, Inc.                        settlements
AEGON Canada Inc. ("ACI")                      Canada       100% TIHI                          Holding company
AEGON Capital Management, Inc.                 Canada       100% AEGON Canada Inc.             Investment counsel and portfolio
                                                                                               manager

AEGON Dealer Services Canada, Inc.             Canada       100% 1490991 Ontario Limited       Mutual fund dealer
AEGON Derivatives N.V.                       Netherlands    100% AEGON N.V.                    Holding company
AEGON Direct Marketing Services, Inc.         Maryland      100% Monumental Life Insurance     Marketing company
                                                            Company

AEGON DMS Holding B.V.                       Netherlands    100% AEGON International N.V.      Holding company
AEGON Financial Services Group, Inc.          Minnesota     100% Transamerica Life Insurance   Marketing
                                                            Co.
AEGON Fund Management, Inc.                    Canada       100% AEGON Canada Inc.             Mutual fund issuer
AEGON Funding Corp.                           Delaware      100% Transamerica Holding          Issue debt securities-net proceeds
                                                            Corporation LLC                    used to make loans to affiliates

AEGON Funding Corp. II                        Delaware      100% Transamerica Corp.            Issue debt securities-net proceeds
                                                                                               used to make loans to affiliates
AEGON Institutional Markets, Inc.             Delaware      100% Commonwealth General          Provider of investment, marketing
                                                            Corporation                        and admin. services to ins. cos.
AEGON International N.V.                     Netherlands    100% AEGON N.V.                    Holding company
AEGON Management Company                       Indiana      100% AEGON U.S. Holding            Holding company
                                                            Corporation

AEGON N.V.                                   Netherlands    22.90% of Vereniging AEGON         Holding company
                                                            Netherlands Membership
                                                            Association

AEGON Nederland N.V.                         Netherlands    100% AEGON N.V.                    Holding company
AEGON Nevak Holding B.V.                     Netherlands    100% AEGON N.V.                    Holding company
AEGON Structured Settlements, Inc.            Kentucky      100% Commonwealth General          Administers structured settlements
                                                            Corporation                        of plaintiff's physical injury
                                                                                               claims against property and
                                                                                               casualty insurance companies
AEGON U.S. Corporation                          Iowa        AEGON U.S. Holding Corporation     Holding company
                                                            owns 10,000 shares (75.54%);
                                                            AEGON USA, Inc. owns 3,238 shares
                                                            (24.46%)

AEGON U.S. Holding Corporation                Delaware      225 shares of Series A Preferred   Holding company
                                                            Stock owned by Scottish Equitable
                                                            Finance Limited

AEGON USA Investment Management, Inc.           Iowa        100% AUSA Holding Co.              Investment advisor
AEGON USA Investment Management, LLC            Iowa        100% Transamerica Holding          Investment advisor
                                                            Corporation LLC.
AEGON USA Real Estate Services, Inc.          Delaware      100% AEGON USA Realty Advisors,    Real estate and mortgage holding
                                                            Inc.                               company
AEGON USA Realty Advisors, Inc.                 Iowa        100% AUSA Holding Co,              Administrative and investment
                                                                                               services

AEGON USA Travel and Conference Services        Iowa        100% Money Services, Inc.          Travel and conference services
LLC

AEGON USA, Inc.                                 Iowa        10 shares Series A Preferred       Holding company
                                                            Stock owned by AEGON U.S Holding
                                                            Corporation; 150,000 shares of
                                                            Class B Non-Voting Stock owned by
                                                            AEGON U.S. Corporation; 100
                                                            shares Voting Common Stock owned
                                                            by AEGON U.S Corporation

AEGON/Transamerica Fund Advisers, Inc.         Florida      Western Reserve Life Assurance     Fund advisor
                                                            Company of Ohio owns 78%; AUSA
                                                            Holding Co. owns 22%

AEGON/Transamerica Fund Services, Inc.         Florida      100% Western Reserve Life          Mutual fund
                                                            Assurance Co. of Ohio

AEGON/Transamerica Investors Services,         Florida      100% AUSA Holding Co.              Shareholder services
Inc.

AEGON/Transamerica Series Fund, Inc.          Maryland      100% AEGON/Transamerica Fund       Investment advisor, transfer agent,
                                                            Advisors, Inc.                     administrator, sponsor, principal
                                                                                               underwriter/distributor or general
                                                                                               partner.

AFSG Securities Corporation                 Pennsylvania    100% Commonwealth General          Broker-Dealer
                                                            Corporation
ALH Properties Eight LLC                      Delaware      100% RCC North America LLC         Real estate
ALH Properties Eleven LLC                     Delaware      100% RCC North America LLC         Real estate
ALH Properties Fifteen LLC                    Delaware      100% RCC North America LLC         Real estate
ALH Properties Five LLC                       Delaware      100% RCC North America LLC         Real estate
ALH Properties Four LLC                       Delaware      100% RCC North America LLC         Real estate
ALH Properties Fourteen LLC                   Delaware      100% RCC North America LLC         Real estate
ALH Properties Nine LLC                       Delaware      100% RCC North America LLC         Real estate
ALH Properties Seven LLC                      Delaware      100% RCC North America LLC         Real estate
ALH Properties Seventeen LLC                  Delaware      100% RCC North America LLC         Real estate
ALH Properties Sixteen LLC                    Delaware      100% RCC North America LLC         Real estate
ALH Properties Ten LLC                        Delaware      100% RCC North America LLC         Real estate
ALH Properties Thirteen LLC                   Delaware      100% RCC North America LLC         Real estate
ALH Properties Three LLC                      Delaware      100% RCC North America LLC         Real estate
ALH Properties Twelve LLC                     Delaware      100% RCC North America LLC         Real estate
ALH Properties Two LLC                        Delaware      100% RCC North America LLC         Real estate
Almond Partners, LLC                          Delaware      100% Peoples Benefit Life          Real estate
                                                            Insurance Company

Amana Finance                                 Illinois      50% Transamerica Joint Ventures,   Commercial finance
                                                            Inc.

American Bond Services LLC                      Iowa        100% Transamerica Life Insurance   Limited liability company
                                                            Company (sole member)

Ammest Realty Corporation                       Texas       100% Monumental Life Insurance     Special-purpose subsidiary
                                                            Company

Ampac Insurance Agency, Inc.  (EIN          Pennsylvania    100% Academy Insurance Group, Inc. Inactive
23-2364438)

Ampac Insurance Agency, Inc. (EIN           Pennsylvania    100% Commonwealth General          Provider of management support
23-1720755)                                                 Corporation                        services

Ampac, Inc.                                     Texas       100% Academy Insurance Group, Inc. Managing general agent

Apple Partners of Iowa LLC                      Iowa        Members:  58.13% Monumental Life   Hold title on Trustee's Deeds on
                                                            Insurance Company; 41.87% Peoples  secured property
                                                            Benefit Life Insurance Company

ARC Reinsurance Corporation                    Hawaii       100% Transamerica Corp,            Property & Casualty Insurance
ARS Funding Corporation                       Delaware      100% Transamerica Accounts         Dormant
                                                            Holding Corporation

AUSA Holding Company                          Maryland      100% AEGON USA, Inc.               Holding company
AUSACAN LP                                     Canada       General Partner - AUSA Holding     Inter-company lending and general
                                                            Co. (1%); Limited Partner - First  business
                                                            AUSA Life Insurance Company (99%)

Bankers Financial Life Ins. Co.                Arizona      100% Voting Common Stock - First   Insurance
                                                            AUSA Life Insurance Co.  Class B
                                                            Common stock is allocated 75% of
                                                            total cumulative vote.  Class A
                                                            Common stock is allocated 25% of
                                                            total cumulative vote.

Bankers Mortgage Company of CA               California     100% TRS                           Investment management
Bay Capital Corporation                       Delaware      100% M Credit, Inc.                Special purpose corporation
Benefit Plans, Inc.                           Delaware      100% Commonwealth General          TPA for Peoples Security Life
                                                            Corporation                        Insurance Company

BF Equity LLC                                 New York      100% RCC North America LLC         Real estate
Brunswick Acceptance Company, LLC             Delaware      51% Transamerica Ventures, LLC     Provides commercial financing
                                                                                               services to Brunswick Corporation
                                                                                               customers

BWAC Credit Corporation                       Delaware      100% TCFCII                        Inactive
BWAC International Corporation                Delaware      100% TCFCII                        Retail appliance and furniture
                                                                                               stores

BWAC Seventeen, Inc.                          Delaware      100% TIFC                          Holding company
BWAC Twelve, Inc.                             Delaware      100% TCFCII                        Holding company
BWAC Twenty-One, Inc.                         Delaware      100% TIFC                          Holding company
Canadian Premier Holdings Ltd.                 Canada       100% AEGON DMS Holding B.V.        Holding company
Canadian Premier Life Insurance Company        Canada       100% Canadian Premier Holdings     Insurance company
                                                            Ltd.

Cantrex Group Inc.                             Quebec       100% Transamerica Acquisition      Buying group and retail merchant
                                                            Corporation Canada                 services
Capital 200 Block Corporation                 Delaware      100% Commonwealth General          Real estate holdings
                                                            Corporation
Capital General Development Corporation       Delaware      100% Commonwealth General          Holding company
                                                            Corporation
Capital Liberty, L.P.                         Delaware      99.0% Monumental Life Insurance    Holding company
                                                            Company (Limited Partner); 1.0%
                                                            Commonwealth General Corporation
                                                            (General Partner)

Coast Funding Corporation                     Delaware      100% M Credit, Inc.                Special purpose corporation
Commonwealth General Corporation ("CGC")      Delaware      100% AEGON U.S. Corporation        Holding company

Consumer Membership Services Canada Inc.       Canada       100% Consumer Membership           Marketing of credit card protection
                                                            Services, Inc.                     membership services in Canada

Consumer Membership Services, Inc.            Delaware      100% Commonwealth General          Credit card protection
                                                            Corporation
Corbeil Electrique, Inc.                       Quebec       100% Cantrex Group, Inc.           Inactive
Cornerstone International Holdings Ltd.          UK         100% AEGON DMS Holding B.V.        Holding company

Cornerstone International Marketing Ltd.         UK         100% Cornerstone International     Marketing
                                                            Holdings Ltd.
Coverna Direct Insurance Agency, Inc.         Maryland      100% Peoples Benefit Life          Insurance agency
                                                            Insurance Company
CRC Creditor Resources Canadian Dealer         Canada       100% Creditor Resources, Inc.      Insurange agency
Network Inc.
Creditor Resources, Inc.                      Michigan      100% AUSA Holding Co.              Credit insurance
Direct Capital Equity Investments, Inc.       Delaware      100% M Credit, Inc.                Small business loans
Direct Capital Partners LLC                   Delaware      33.33% M Credit, Inc.              Investment banking
Direct Capital Partners LP                    Delaware      25% Direct Capital Partners LLC    Investment banking
                                                            (General Partner); 75% Direct
                                                            Capital Equity Investments, Inc.
                                                            (Limited Partnership)

Distribution Support Services LLC             Delaware      100% Transamerica Commercial       Holding company
                                                            Finance Corporation
Diversified Actuarial Services, Inc.        Massachusetts   100% Diversified Investment        Employee benefit and actuarial
                                                            Advisors, Inc.                     consulting
Diversified Investment Advisors, Inc.         Delaware      100% AUSA Holding Co.              Registered investment advisor
Diversified Investors Securities Corp.        Delaware      100% Diversified Investment        Broker-Dealer
                                                            Advisors, Inc.
Edgewood IP, LLC                                Iowa        100% TOLIC                         Limited liability company
Eighty-Six Yorkville, Inc.                    Delaware      100% RCC North America LLC         Real estate
Emergent Business Capital Holdings, Inc.      Delaware      100% Transamerica Small Business   Small business capital and
                                                            Capital, Inc.                      mezzanine financing company

FED Financial, Inc.                           Delaware      100% Academy Insurance Group, Inc. Special-purpose subsidiary

FGH Eastern Region LLC                        Delaware      100% RCC North America LLC         Real estate
FGH Property Services, Inc.                   Delaware      100% RCC North America LLC         Real estate
FGH Realty Credit LLC                         Delaware      100% RCC North America LLC         Real estate
FGH USA LLC                                   Delaware      100% RCC North America LLC         Real estate
FGP 106 Fulton, Inc.                          Delaware      100% RCC North America LLC         Real estate
FGP 109th Street LLC                          Delaware      100% RCC North America LLC         Real estate
FGP 90 West Street LLC                        Delaware      100% RCC North America LLC         Real estate
FGP Bala, Inc.                                Delaware      100% RCC North America LLC         Real estate
FGP Broadway LLC                              Delaware      100% RCC North America LLC         Real estate
FGP Burkewood, Inc.                           Delaware      100% RCC North America LLC         Real estate
FGP Bush Terminal, Inc.                       Delaware      100% RCC North America LLC         Real estate
FGP Centereach, Inc.                          Delaware      100% RCC North America LLC         Real estate
FGP Colonial Plaza, Inc.                      Delaware      100% RCC North America LLC         Real estate
FGP Coram, Inc.                               Delaware      100% RCC North America LLC         Real estate
FGP Emerson, Inc.                             Delaware      100% RCC North America LLC         Real estate
FGP Franklin LLC.                             Delaware      100% RCC North America LLC         Real estate
FGP Herald Center, Inc.                       Delaware      100% RCC North America LLC         Real estate
FGP Heritage Square, Inc.                     Delaware      100% RCC North America LLC         Real estate
FGP Islandia, Inc.                            Delaware      100% RCC North America LLC         Real estate
FGP Keene LLC                                 Delaware      100% RCC North America LLC         Real estate
FGP Lincoln, Inc.                             Delaware      100% RCC North America LLC         Real estate
FGP Main Street, Inc.                         Delaware      100% RCC North America LLC         Real estate
FGP Merrick, Inc.                             Delaware      100% RCC North America LLC         Real estate
FGP Northern Blvd., Inc.                      Delaware      100% RCC North America LLC         Real estate
FGP Remsen, Inc.                              Delaware      100% RCC North America LLC         Real estate
FGP Rockbeach, Inc..                          Delaware      100% RCC North America LLC         Real estate
FGP Schenectady, Inc.                         Delaware      100% RCC North America LLC         Real estate
FGP Stamford, Inc.                            Delaware      100% RCC North America LLC         Real estate
FGP West 14th Street, Inc.                    Delaware      100% RCC North America LLC         Real estate

FGP West 32nd Street, Inc.                    Delaware      100% RCC North America LLC         Real estate
FGP West Street LLC                           Delaware      100% RCC North America LLC         Real estate
FGP West Street Two LLC                       Delaware      100% RCC North America LLC         Real estate
Fifth FGP LLC                                 Delaware      100% RCC North America LLC         Real estate
Financial Planning Services, Inc.            District of    100% Ampac Insurance Agency, Inc.  Special-purpose subsidiary
                                              Columbia      (EIN #27-1720755)

Financial Resources Insurance Agency of         Texas       100% owned by Dan Trivers, VP &    Retail sale of securities products
Texas                                                       Director of Operations of
                                                            Transamerica Financial Advisors,
                                                            Inc., to comply with Texas
                                                            insurance law

First AUSA Life Insurance Company             Maryland      385,000 shares Common Stock owned  Insurance holding company by Transamerica Holding Company
                                                            LLC;  115,000 Series A Preferred
                                                            Stock owned by Transamerica
                                                            Holding Company LLC

First FGP LLC                                 Delaware      100% RCC North America LLC         Real estate
Force Financial Group, Inc.                   Delaware      100% Academy Insurance Group, Inc. Special-purpose subsidiary

Fourth FGP LLC                                Delaware      100% RCC North America LLC         Real estate
Frazer Association Consultants, Inc.          Illinois      100% Ampac Insurance Agency, Inc.  TPA license-holder
                                                            (EIN #27-1720755)

Garnet Assurance Corporation                  Kentucky      100% Life Investors Insurance      Investments
                                                            Company of America
Garnet Assurance Corporation II                 Iowa        100% Monumental Life Insurance     Business investments
                                                            Company
Garnet Community Investments I, LLC           Delaware      100% Life Investors Insurance      Securities
                                                            Company of America
Garnet Community Investments II, LLC          Delaware      100% Monumental Life Insurance     Securities
                                                            Company
Garnet LIHTC Fund I, LLC                      Delaware      100% Garnet Community Investments  Investments
                                                            I, LLC
Garnet LIHTC Fund II, LLC                     Delaware      100% Garnet Community Investments  Investments
                                                            II, LLC
Gemini Investments, Inc.                      Delaware      100% TALIAC                        Investment subsidiary
Global Premier Reinsurance Company, Ltd.   British Virgin   100% Commonwealth General          Reinsurance company
                                                            Corporation

Great Companies, L.L.C.                         Iowa        30% Money Services, Inc.           Markets & sells mutual funds &
                                                                                               individually managed accounts
Greybox L.L.C. ("G")                          Delaware      100% TLHI                          Intermodal freight container
                                                                                               interchange facilitation service
Greybox Logistics Services Inc.               Delaware      100% TLHI                          Intermodal leasing
Greybox Services Limited                        U.K.        100% TLHI                          Intermodal leasing
Gulf Capital Corporation                      Delaware      100% M Credit, Inc.                Special purpose corporation
Health Benefit Services, Inc.                 Delaware      100% Commonwealth General          Health discount plan
                                                            Corporation

Home Loans and Finance Ltd.                     U.K.        100% TIISI                         Inactive
Icon Partners, Limited                           UK         100% Insurance Consultants,        Insurance intermediary
                                                            Inc.
ICS Terminals (UK) Limited                      U.K.        100% Transamerica Leasing Limited  Leasing
IDEX Mutual Funds                           Massachusetts   100% InterSecurities, Inc.         Mutual fund
Inland Water Transportation LLC               Delaware      100% Direct Capital Partners LP    Finance barges

Insurance Consultants, Inc.                   Nebraska      100% Commonwealth General          Brokerage
                                                            Corporation

Intermodal Equipment, Inc.                    Delaware      100% TLHI                          Intermodal leasing
InterSecurities, Inc.                         Delaware      100% AUSA Holding Co.              Broker-Dealer
Inventory Funding Company, LLC                Delaware      100% Inventory Funding Trust       Holding company
Inventory Funding Trust                       Delaware      100% Transamerica Commercial       Delaware Business Trust
                                                            Finance Corporation

Investors Warranty of America, Inc.             Iowa        100% AUSA Holding Co.              Provider of automobile extended
                                                                                               maintenance contracts
Iowa Fidelity Life Insurance Co.               Arizona      Ordinary common stock is allowed   Insurance
                                                            60% of total cumulative vote.
                                                            Participating common stock is
                                                            allowed 40% of total cumulative
                                                            vote.  First AUSA Life Insurance
                                                            Co.

JMH Operating Company, Inc.                  Mississippi    100% People's Benefit Life         Real estate holdings
                                                            Insurance Company
Legacy General Insurance Company               Canada       100% Canadian Premier Holdings     Insurance company
                                                            Ltd.
Life Investors Alliance, LLC                  Delaware      100% LIICA                         Purchase, own, and hold the equity
                                                                                               interest of other entities
Life Investors Insurance Company of             Iowa        504,032 shares Common Stock owned  Insurance
America                                                     by First AUSA Life Insurance
                                                            Company; 504,033
                                                            shares Series A
                                                            Preferred Stock
                                                            owned by First AUSA
                                                            Life Insurance
                                                            Company.

M Credit, Inc.                                Delaware      100% TCFCII                        Commercial lending
Massachusetts Fidelity Trust Co.                Iowa        100% AUSA Holding Co.              Trust company
Money Services, Inc.                          Delaware      100% AUSA Holding Co.              Provides financial counseling for
                                                                                               employees and agents of affiliated
                                                                                               companies

Monumental General Administrators, Inc.       Maryland      100% Monumental General Insurance  Provides management srvcs. to
                                                            Group, Inc.                        unaffiliated third party
                                                                                               administrator

Monumental General Casualty Co.               Maryland      100% First AUSA Life Ins. Co.      Insurance
Monumental General Insurance Group, Inc.      Maryland      100% AUSA Holding Co.              Holding company
Monumental General Life Insurance            Puerto Rico    First AUSA Life Insurance Company  Insurance
Company of Puerto Rico                                      owns 51%
Monumental General Mass Marketing, Inc.       Maryland      100% Monumental General Insurance  Marketing arm for sale of mass
                                                            Group, Inc.                        marketed insurance coverage
Monumental Life Insurance Company             Maryland      73.23% Capital General             Insurance Company
                                                            Development Company; 26.77% First
                                                            AUSA Life Insurance Company

National Association Management and           Maryland      100% Monumental General            Provides actuarial consulting
Consultant Services, Inc.                                   Administrators, Inc.               services
National Financial Insurance Agency, Inc.      Canada       100% 1488207 Ontario Limited       Insurance agency
NEF Investment Company                       California     100% TOLIC                         Real estate development
ODBH Ltd./Harley Davidson Acceptance            U.K.        33% BWAC Twenty-One, Inc.          Holding company
Pension Life Insurance Company of America    New Jersey     100% Academy Life Insurance        Insurance company
                                                            Company

Penske Financial Services LLC                 Delaware      50% Transamerica Joint Ventures,   Commercial finance
                                                            Inc.

Peoples Benefit Life Insurance Company          Iowa        76.3% Monumental Life Insurance    Insurance Company
                                                            Company; 20% Capital Liberty,
                                                            L.P.; 3.7% CGC
Peoples Benefit Services, Inc.              Pennsylvania    100% Veterans Life Insurance       Special-purpose subsidiary
                                                            Company
Polaris Acceptance                            Illinois      50% Transamerica Joint Ventures,   Commercial finance
                                                            Inc.

Premier Solutions Group, Inc.                 Maryland      100% Creditor Resources, Inc.      Credit insurance
Private Label Funding LLC                     Delaware      100% TBCC Funding Trust II         Delaware Business Trust
Professional Life & Annuity Insurance          Arizona      100% Transamerica Life Insurance   Reinsurance
Company                                                     Co.
Pyramid Insurance Company, Ltd.                Hawaii       100% Transamerica Corp.            Property & Casualty Insurance
QSC Holding, Inc.                             Delaware      100% AEGON USA Realty Advisors,    Real estate and financial software
                                                            Inc.                               production and sales



Quantitative Data Solutions, LLC              Delaware      60% owned by TOLIC                 Special purpose corporation
Quest Membership Services, Inc.               Delaware      100% Commonwealth General          Travel discount plan
                                                            Corporation

RCC North America LLC                         Delaware      100% AEGON USA, Inc.               Real estate
RCC Properties Limited Partnership              Iowa        AEGON USA Realty Advisors, Inc.    Limited Partnership
                                                            is General Partner and 5% owner;
                                                            all limited partners are RCC
                                                            entities within the RCC group

Real Estate Alternatives Portfolio 1 LLC      Delaware      100% Transamerica Life Insurance   Real estate alternatives investment
                                                            Company
Real Estate Alternatives Portfolio 1 LLC      Delaware      Members:  37.25% Transamerica      Real estate alternatives investment
                                                            Life Insurance Co.; 30.75% TOLIC;
                                                            22.25% TALIAC; 7.5% Transamerica
                                                            Financial Life Insurance Co.;
                                                            2.25% Stonebridge Life Insurance
                                                            Co.

Realty Information Systems, Inc.                Iowa        100% AEGON USA Realty Advisors,    Information Systems for real estate
                                                            Inc.                               investment management
Roundit, Inc.                                 Maryland      50% AUSA Holding Co.               Financial services
Second FGP LLC                                Delaware      100% RCC North America LLC         Real estate
Seventh FGP LLC                               Delaware      100% RCC North America LLC         Real estate
Short Hills Management Company               New Jersey     100% AEGON U.S. Holding            Holding company
                                                            Corporation

South Glen Apartments, LLC                      Iowa        100% Transamerica Affordable       Limited liability company
                                                            Housing, Inc.
Southwest Equity Life Ins. Co.                 Arizona      100% of Common Voting Stock First  Insurance
                                                            AUSA Life Ins. Co.
SpaceWise Inc.                                 Germany      100% Transamerica Ocean Container  Intermodal leasing
                                                            Corp.
Stonebridge Casualty Insurance Company          Ohio        100% AEGON U.S. Corporation        Insurance company
Stonebridge Group, Inc.                       Delaware      100% Commonwealth General          General purpose corporation
                                                            Corporation

Stonebridge International Insurance Ltd.         UK         100% Cornerstone International     General insurance company
                                                            Holdings Ltd.
Stonebridge Life Insurance Company             Vermont      100% Commonwealth General          Insurance company
                                                            Corporation
T Holdings, Inc.                              Delaware      100% TCFCII                        Holding company
TA Air IX, Corp.                              Delaware      100% TEFSC                         Special purpose corporation
TA Air V, Corp.                               Delaware      100% TEFSC                         Special purpose corporation
TA Air X, Corp.                               Delaware      100% TEFSC                         Special purpose corporation

TA Air XI, Corp.                              Delaware      100% TEFSC                         Special purpose corporation
TA Air XIX, Corp.                             Delaware      100% TEFSC                         Special purpose corporation
TA Air XV, Corp.                              Delaware      100% TEFSC                         Special purpose corporation
TA Air XVIII, Corp.                           Delaware      100% TEFSC                         Special purpose corporation
TA Heli I, Inc.                               Delaware      100% TEFSC                         Special purpose corporation
TA Leasing Holding Co., Inc.                  Delaware      100% TFC                           Holding company
TA Marine I, Inc.                             Delaware      100% TEFSC                         Special purpose corporation
TA Marine II, Inc.                            Delaware      100% TEFSC                         Special purpose corporation
TA Marine III, Corp.                          Delaware      100% TEFSC                         Special purpose corporation
TA Marine IV, Inc.                            Delaware      100% TEFSC                         Special purpose corporation
TA Marine V, Inc.                             Delaware      100% TEFSC                         Special purpose corporation
TA Marine VI, Inc.                            Delaware      100% TEFSC                         Special purpose corporation
TA Steel I LLC                                Delaware      100% TEFSC                         Special purpose corporation
TBC I, Inc.                                   Delaware      100% T Holdings, Inc.              Special purpose corporation
TBC III, Inc.                                 Delaware      100% T Holdings, Inc.              Special purpose corporation
TBC IV, Inc.                                  Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax I, Inc.                               Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax II, Inc.                              Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax III, Inc.                             Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax IV, Inc.                              Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax IX, Inc.                              Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax V, Inc.                               Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax VI, Inc.                              Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax VII, Inc.                             Delaware      100% M Credit, Inc.                Special purpose corporation
TBC Tax VIII, Inc.                            Delaware      100% M Credit, Inc.                Special purpose corporation
TBCC Funding I LLC                            Delaware      100% TBCC Funding Trust I          Delaware Business Trust
TBCC Funding II LLC                           Delaware      100% TBCC Funding Trust II         Delaware Business Trust
TBCC Funding Trust I                          Delaware      100% TCFCII                        Delaware Business Trust
TBCC Funding Trust II                         Delaware      100% TCFCII                        Delaware Business Trust
TBK Insurance Agency of Ohio, Inc.              Ohio        100% Transamerica Financial        Variable insurance contract sales
                                                            Advisors, Inc.                     in state of Ohio

TCF Asset Management Corporation              Colorado      100% Transamerica Commercial       A depository for foreclosed real
                                                            Finance Corporation                and personal property
TDF Credit Insurance Services Limited           U.K.        100% Transamerica Commercial       Credit insurance brokerage
                                                            Finance Limited
TDF de Mexico S. de R.L. de C.V.               Mexico       99% Transamerica Distribution      Service company for Whirlpool
                                                            Finance Corporation de Mexico S.   receivables
                                                            de R.L. de C.V.; 1% Transamerica
                                                            Corporate Services de Mexico S.
                                                            de R.L. de C.V.

TFC Properties, Inc.                          Delaware      100% TFC                           Holding company
The AEGON Trust Advisory Board:               Delaware                                         Voting Trust
Donald J. Shepard, Joseph B.M. Streppel,
Alexander R. Wynaendts, and Craig D.
Vermie

The Gilwell Company                          California     100% TRS                           Ground lessee of 517 Washington
                                                                                               Street, San Francisco

The RCC Group, Inc.                           Delaware      100% RCC North America LLC         Real estate
The Whitestone Corporation                    Maryland      100% First AUSA Life Ins. Co.      Insurance agency
Third FGP LLC                                 Delaware      100% RCC North America, LLC        Real estate
TIFCO Lending Corporation                     Illinois      100% BWAC Twelve, Inc.             General financing

TIHI Mexico, S. de R.L. de C.V.                Mexico       95% TIHI; 5% TOLIC                 To render and receive all kind of
                                                                                               administrative, accountant,
                                                                                               mercantile and financial counsel
                                                                                               and assistance to and from any
                                                                                               other Mexican or foreign
                                                                                               corporation, whether or not this
                                                                                               company is a shareholder of them

Tivoli Investment, LLC                        Delaware      100% Transamerica Commercial Real  Investments
                                                            Estate Finance, LLC
Trans Ocean Container Corp.                   Delaware      100% Trans Ocean Ltd.              Intermodal leasing
Trans Ocean Leasing Deutschland GmbH           Germany      100% Trans Ocean Container Corp.   Intermodal leasing

Trans Ocean Ltd.                              Delaware      100% TA Leasing Holding Co.        Holding company
                                                            Inc.
Trans Ocean Management Corporation           California     100% Transamerica Ocean Container  Inactive
                                                            Corp.
Trans Ocean Management S.A.                  Switzerland    100% Transamerica Ocean Container  Intermodal leasing
                                                            Corp.
Trans Ocean Regional Corporate Holdings      California     100% Transamerica Ocean Container  Holding company
                                                            Corp.
Transamerica Accounts Holding Corporation     Delaware      100% Transamerica Distribution     Holding company
                                                            Finance Corporation
Transamerica Acquisition Corporation,          Canada       100% Transamerica Commercial       Holding company
Canada                                                      Finance Corporation, Canada
Transamerica Affinity Services, Inc.          Maryland      100% AEGON Direct Marketing        Marketing company
                                                            Services, Inc.
Transamerica Affordable Housing, Inc.        California     100% TRS                           General partner LHTC Partnership
Transamerica Alquiler de Trailers, S.L.         Spain       100% TLHI                          Leasing
Transamerica Annuity Service Corp.           New Mexico     100% TSC                           Performs services required for
                                                                                               structured settlements
Transamerica Assurance Company                Missouri      100% TALIAC                        Life and disability insurance
Transamerica Aviation LLC                     Delaware      100% TEFSC                         Special purpose corporation
Transamerica Aviation 041 Corp.               Delaware      100% TEFSC                         Special purpose corporation
Transamerica Aviation 400 Corp.               Delaware      100% TEFSC                         Special purpose corporation
Transamerica Business Capital Corporation     Delaware      100% TCFCII                        Commercial lending

Transamerica Business Technologies            Delaware      100% Transamerica Corp.            Telecommunications and data
Corporation.                                                                                   processing
Transamerica Capital, Inc.                   California     100% AUSA Holding Co.              Broker/Dealer
Transamerica Catalyst Financial Services      Delaware      100% Transamerica Commercial       Owns & operates electronic/internet
LLC                                                         Finance Corporation                enabled system
Transamerica CBO I, Inc.                      Delaware      100% Transamerica Corp.            Owns and manages a pool of
                                                                                               high-yield bonds
Transamerica China Investments Holdings       Hong Kong     99% TOLIC                          Holding company
Limited
Transamerica Commercial Finance Canada,        Ontario      100% BWAC Seventeen, Inc.          Dormant
Limited
Transamerica Commercial Finance               Delaware      100% TIFC                          Finance company
Corporation
Transamerica Commercial Finance               Delaware      100% TFC                           Holding company
Corporation, I

Transamerica Commercial Finance               Delaware      100% Transamerica Commercial       Holding company
Corporation, II ("TCFCII")                                  Finance Corporation, I
Transamerica Commercial Finance                Canada       100% BWAC Seventeen, Inc.          Commercial finance
Corporation,Canada

Transamerica Commercial Finance France         France       100% TIFC                          Factoring company
S.A.
Transamerica Commercial Finance Limited         U.K.        100% Transamerica Commercial       Commercial lending
                                                            Holdings Limited
Transamerica Commercial Holdings Limited        U.K.        100% BWAC Twenty-One Inc.          Holding company

Transamerica Commercial Real Estate           Illinois      100% T Holdings, Inc.              Bridge/mezzanine finance
Finance LLC

Transamerica Consultora Y Servicios             Chile       95% TOLIC; 5% Transamerica         Special purpose limited liability
Limitada                                                    International Holdings, Inc.       corporation
Transamerica Consumer Finance Holding         Delaware      100% Transamerica Commercial       Consumer finance holding company
Company                                                     Finance Corporation, I
Transamerica Consumer Mortgage                Delaware      100% Transamerica Consumer         Securitization company
Receivables Corporation                                     Finance Holding Company
Transamerica Corporate Services De             Mexico       99% Transamerica Distribution      Holds employees
Mexico S. de R.L. de C.V.                                   Finance Corporation de Mexico S.
                                                            de R.L. de C.V.; 1% TDF de Mexico
                                                            S. de R.L. de C.V.
Transamerica Corporation                      Delaware      100% Transamerica Holding B.V.     Major interest in insurance and
                                                                                               finance

Transamerica Corporation (Oregon)              Oregon       100% Transamerica Corp.            Name holding only - Inactive
Transamerica Direct Marketing Asia            Australia     100% AEGON DMS Holding B.V.        Holding company
Pacific Pty Ltd.
Transamerica Direct Marketing Australia       Australia     100% Transamerica Direct           Marketing/operations company
Pty Ltd.                                                    Marketing Asia Pacific Pty Ltd.
Transamerica Direct Marketing Japan K.K.        Japan       100% AEGON DMS Holding B.V.        Marketing company
Transamerica Direct Marketing Korea Ltd.        Korea       99% AEGON DMS Holding B.V.: 1%     Marketing company
                                                            AEGON International N.V.
Transamerica Direct Marketing Taiwan,          Taiwan       100% AEGON DMS Holding B.V.        Authorized business:  Enterprise
Ltd.                                                                                           management consultancy, credit
                                                                                               investigation services, to engage
                                                                                               in business not prohibited or
                                                                                               restricted under any law of R.O.C.,
                                                                                               except business requiring special
                                                                                               permission of government

Transamerica Distribution Finance -           Delaware      100% Transamerica Commercial       Commercial Finance
Overseas, Inc.                                              Finance Corporation
Transamerica Distribution Finance             Delaware      100% TCFCII                        Holding company
Corporation ("TDFC")

Transamerica Distribution Finance              Mexico       100% Transamerica Commercial       Holding company in Mexican
Corporation de Mexico S. de R.L. de C.V.                    Finance Corporation                subsidiaries
Transamerica Distribution Finance              Mexico       99% Transamerica Commercial        Finance company
Factorje S.A. de C.V.                                       Finance Corporation; 1%
                                                            Transamerica Investory Finance
                                                            Corp.
Transamerica Distribution Finance             Illinois      100% Transamerica Commercial       Finance company
Insurance Services, Inc.                                    Finance Corporation
Transamerica Distribution Services, Inc.      Delaware      100% TLHI                          Dormant
Transamerica Equipment Financial              Delaware      100% TCFCII                        Investment in Various equipment
Services Corporation ("TEFSC")                                                                 leases and loans
Transamerica Finance Corporation ("TFC")      Delaware      100% Transamerica Corp.            Commercial & Consumer Lending &
                                                                                               equipment leasing
Transamerica Financial Advisors, Inc.         Delaware      100% TSC                           Broker/dealer
Transamerica Financial Institutions, Inc.     Minnesota     100% AEGON Financial Services      Life insurance and underwriting
                                                            Group, Inc.                        services

Transamerica Financial Life Insurance         New York      87.40% First AUSA Life Insurance   Insurance
Company                                                     Company; 12.60% TOLIC
Transamerica Financial Resources Ins.          Alabama      100% Transamerica  Financial       Insurance agent & broker
Agency of Alabama, Inc.                                     Advisors, Inc.
Transamerica Financial Resources Ins.       Massachusetts   100% Transamerica Financial        Insurance agent & broker
Agency of Massachusetts, Inc.                               Advisors, Inc..
Transamerica Financial Resources Ins.          Nevada       100% Transamerica Financial        Insurance agent & broker
Agency of Nevada, Inc.                                      Advisors, Inc.
Transamerica Fincieringsmaatschappij B.V.    Netherlands    100% Transamerica GmbH, Inc.       Commercial lending in Europe
Transamerica Funding LP                         U.K.        98% Transamerica Trailer Holdings  Intermodal leasing
                                                            I, Inc.; 1% Transamerica
                                                            Distribution Services, Inc.; 1%
                                                            ICS Terminals (UK) Limited

Transamerica GmbH                              Germany      90% Transamerica GmbH, Inc.; 10%   Commercial lending in Germany
                                                            BWAC Twenty-One, Inc.
Transamerica GmbH, Inc.                       Delaware      100% TIFC                          Holding company
Transamerica Holding B.V.                    Netherlands    100% AEGON International N.V.      Holding company
Transamerica Holding Company LLC              Delaware      100 shares Common Stock owned by   Holding company
                                                            AEGON USA, Inc; 100
                                                            shares Series A
                                                            Preferred Stock
                                                            owned by AEGON USA,
                                                            Inc.

Transamerica Home Loan                       California     100% TFC                           Consumer mortgages
Transamerica Income Shares, Inc.              Maryland      100% TOLIC                         Mutual fund
Transamerica Index Funds, Inc.                Maryland      100% AEGON/Transamerica Fund       Mutual fund
                                                            Advsiors, Inc.
Transamerica Insurance Finance                Maryland      100% BWAC Twelve, Inc.             Insurance premium financing
Corporation
Transamerica Insurance Finance               California     100% Transamerica Insurance        Insurance premium
Corporation, California                                     Finance Corporation
Transamerica Insurance Marketing Asia         Australia     100% Transamerica Direct           Insurance intermediary
Pacific Pty Ltd.                                            Marketing Asia Pacific Pty Ltd.
Transamerica Intellitech, Inc.                Delaware      100% TFC                           Real estate information and
                                                                                               technology services
Transamerica International Holdings, Inc.     Delaware      100% Transamerica Corp.            Investments
Transamerica International Insurance          Delaware      100% TSC                           Holding & administering foreign
Services, Inc. ("TIISI")                                                                       operations
Transamerica International RE (Bermuda)        Bermuda      100% Transamerica Corp.            Reinsurance
Ltd.
Transamerica Inventory Finance                Delaware      100% Transamerica Distribution     Holding company
Corporation ("TIFC")                                        Finance Corporation
Transamerica Investment Management, LLC       Delaware      100% Transamerica Investment       Investment adviser
                                                            Services, Inc.
Transamerica Investment Services, Inc.        Delaware      100% Transamerica Corp.            Investment adviser
("TISI")

Transamerica Investors, Inc.                  Maryland      Maintains advisor status           Advisor
Transamerica Joint Ventures, Inc.             Delaware      100% Transamerica Commercial       Holding company
                                                            Finance Corporation

Transamerica Leasing (HK) Ltd.                Hong Kong     100% TLHI                          Leasing
Transamerica Leasing Coordination Center       Belgium      100% TLHI                          Leasing
Transamerica Leasing DO Brasil LTDA.           Brazil       100% Transamerica  Leasing, Inc..  Container Leasing

Transamerica Leasing GmbH                      Germany      100% TLHI                          Leasing
Transamerica Leasing Holdings, Inc.           Delaware      100% Transamerica Leasing Inc.     Holding company
("TLHI")

Transamerica Leasing Inc.                     Delaware      100% Transamerica  Leasing         Leases & Services intermodal
                                                            Holding Co.                        equipment
Transamerica Leasing Limited                    U.K.        100% TLHI                          Leasing
Transamerica Leasing N.V.                      Belgium      100% Intermodal Equipment Inc.     Leasing
Transamerica Leasing Pty. Ltd.                Australia     100% TLHI                          Leasing
Transamerica Leasing SRL                        Italy       100% Intermodal Equipment Inc.     Leasing
Transamerica Life Canada                       Canada       100% AEGON Canada Inc.             Life insurance company
Transamerica Life Insurance and Annuity      N. Carolina    100% TOLIC                         Life insurance
Company ("TALIAC")

Transamerica Life Insurance Company             Iowa        223,500 shares Common Stock owned  Insurance
                                                            by Transamerica Holding Company
                                                            LLC; 42,500 shares Series A
                                                            Preferred Stock owned by
                                                            Transamerica Holding Company LLC.

Transamerica Mezzanine Financing Inc.         Delaware      100% T Holdings, Inc.              Holding company
Transamerica Minerals Company                California     100% TRS                           Owner and lessor of oil and gas
                                                                                               properties

Transamerica Oakmont Corporation             California     100% TRS                           General partner retirement
                                                                                               properties

Transamerica Occidental Life Insurance          Iowa        100% TSC                           Life Insurance
Company ("TOLIC")
Transamerica Occidental's Separate           California     100% TOLIC                         Mutual fund
Account Fund C

Transamerica Pacific Insurance Company,        Hawaii       100% Transamerica Corp.            Life insurance
Ltd.
Transamerica Premier Funds                    Maryland      100% Transamerica Investors, Inc.  Investments
Transamerica Products I, Inc.                California     100% TPI                           Co-general partner
Transamerica Products, Inc. ("TPI")          California     100% TSC                           Holding company
Transamerica Public Finance, LLC              Delaware      42% Transamerica Finance Corp.;    Financial Services
                                                            29% Transamerica Commercial
                                                            Finance Corporation, I; 29%
                                                            Transamerica Commercial Finance
                                                            Corporation, II

Transamerica Pyramid Properties LLC             Iowa        100% TOLIC                         Realty limited liability company
Transamerica Realty Investment                Delaware      100% TOLIC                         Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC ("TRS")     Delaware      100% Transamerica Corp.            Real estate investments

Transamerica Retirement Communities           Delaware      100% TFC Properties, Inc.          Owned property
S.F., Inc.
Transamerica Retirement Communities           Delaware      100% TFC Properties, Inc.          Owned property
S.J., Inc.
Transamerica Securities Sales Corp.           Maryland      100% TSC                           Life insurance sales
Transamerica Service Company ("TSC")          Delaware      100% TIHI                          Passive loss tax service
Transamerica Small Business Capital,          Delaware      100% M Credit, Inc.                Holding company
Inc.
Transamerica Technology Finance               Delaware      100% Transamerica Commercial       Commercial lending and leasing
Corporation                                                 Finance Corporation, II
Transamerica Trailer Holdings I Inc.          Delaware      100% TLHI                          Holding company
Transamerica Trailer Holdings II Inc.         Delaware      100% TLHI                          Holding company
Transamerica Trailer Holdings III Inc.        Delaware      100% TLHI                          Holding company

Transamerica Trailer Leasing (Belgium)         Belgium      100% TLHI                          Leasing
N.V.
Transamerica Trailer Leasing                 Netherlands    100% TLHI                          Leasing
(Netherlands) B.V.
Transamerica Trailer Leasing A/S               Denmark      100% TLHI                          Leasing
Transamerica Trailer Leasing AB                Sweden       100% TLHI                          Leasing
Transamerica Trailer Leasing AG              Switzerland    100% TLHI                          Leasing
Transamerica Trailer Leasing GmbH              Germany      100% TLHI                          Leasing
Transamerica Trailer Leasing Limited            N.Y.        100% Transamerica Commercial       Leasing
                                                            Holdings Limited

Transamerica Trailer Leasing S.N.C.            France       100% Greybox L.L.C.                Leasing
Transamerica Trailer Leasing Sp. Z.O.O.        Poland       100% TLHI                          Leasing
Transamerica Transport Inc.                  New Jersey     100% TLHI                          Dormant
Transamerica Vendor Financial Services        Delaware      100% TDFC                          Provides commercial leasing
Corporation
Transamerica Vendor Management and            Delaware      100% TREIC Joint Venture LLC       Consulting
Consulting LLC

Transamerica Ventures LLC                     Delaware      100% Transamerica Joint Ventures,  Ownership and operation of a
                                                            Inc.                               commercial finance business for
                                                                                               Brunswick Corp. customers

TREIC Enterprises, Inc.                       Delaware      100% TFC                           Investments
TREIC Joint Venture LLC                       Delaware      100% TREIC Enterprises, Inc.       Investments
TREIS Holdings, Inc.                          Delaware      100% Transamerica Finance          Holding company
                                                            Corporation

Trip Mate Insurance Agency, Inc.               Kansas       100% Monumental General Insurance  Sale/admin. of travel insurance
                                                            Group, Inc.
Unicom Administrative Services, GmbH           Germany      100% Unicom Administrative         Provider of admin. services
                                                            Services, Inc.
Unicom Administrative Services, Inc.        Pennsylvania    100% Academy Insurance Group, Inc. Provider of admin. services

United Financial Services, Inc.               Maryland      100% First AUSA Life Ins. Co.      General agency
Universal Benefits Corporation                  Iowa        100% AUSA Holding Co.              Third party administrator
USA Administration Services, Inc.              Kansas       100% TOLIC                         Third party administrator
Valley Forge Associates, Inc.               Pennsylvania    100% Ampac Insurance Agency, Inc.  Furniture & equipment lessor
                                                            (EIN #27-1720755)

Veterans Insurance Services, Inc.             Delaware      100% Ampac Insurance Agency, Inc.  Special-purpose subsidiary
                                                            (EIN #27-1720755)

Veterans Life Insurance Agency, Inc.          Maryland      100% Veterans Life Insurance       Insurance
                                                            Company
Veterans Life Insurance Company               Illinois      100% Transamerica Holding Company  Insurance company
                                                            LLC

Western Reserve Life Assurance Co. of           Ohio        100% First AUSA Life Ins. Co.      Insurance
Ohio

WFG Insurance Agency of Puerto Rico, Inc.    Puerto Rico    100% World Financial Group         Insurance agency
                                                            Insurance Agency, Inc.
WFG Property & Casualty Insurance Agency       Alabama      100% WFG Property & Casualty       Insurance agency
of Alabama, Inc.                                            Insurance Agency, Inc.
WFG Property & Casualty Insurance Agency     California     100% WFG Property & Casualty       Insurance agency
of California, Inc.                                         Insurance Agency, Inc.
WFG Property & Casualty Insurance Agency     Mississippi    100% WFG Property & Casualty       Insurance agency
of Mississippi, Inc.                                        Insurance Agency, Inc.
WFG Property & Casualty Insurance Agency       Nevada       100% WFG Property & Casualty       Insurance agency
of Nevada, Inc.                                             Insurance Agency, Inc.
WFG Property & Casualty Insurance              Georgia      100% World Financial Group         Insurance agency
Agency, Inc.                                                Insurance Agency, Inc.

WFG Securities of Canada, Inc.                 Canada       100% World Financial Group         Mutual fund dealer
                                                            Holding Company of Canada, Inc.
Whirlpool Financial Corporation Polska         Poland       100% Transamerica Commercial       Inactive - commercial finance
SpoZOO                                                      Finance Limited
World Financial Group Holding Company of       Canada       100% TIHI                          Holding company
Canada Inc.
World Financial Group Insurance Agency         Ontario      50% World Financial Group Holding  Insurance agency
of Canada Inc.                                              Co. of Canada Inc.; 50% World
                                                            Financial Group Subholding Co. of
                                                            Canada Inc.

World Financial Group Insurance Agency         Hawaii       100% World Financial Group         Insurance agency
of Hawaii, Inc.                                             Insurance Agency, Inc.
World Financial Group Insurance Agency      Massachusetts   100% World Financial Group         Insurance agency
of Massachusetts, Inc.                                      Insurance Agency, Inc.
World Financial Group Insurance Agency       New Mexico     100% World Financial Group         Insurance agency
of New Mexico, Inc.                                         Insurance Agency, Inc.
World Financial Group Insurance Agency         Wyoming      100% World Financial Group         Insurance agency
of Wyoming, Inc.                                            Insurance Agency, Inc.
World Financial Group Insurance Agency,      California     100% Western Reserve Life          Insurance agency
Inc.                                                        Assurance Co. of Ohio
World Financial Group Subholding Company       Canada       100% World Financial Group         Holding company
of Canada Inc.                                              Holding Company of Canada, Inc.
World Financial Group, Inc.                   Delaware      100% AEGON Asset Management        Marketing
                                                            Services, Inc.
World Group Securities, Inc.                  Delaware      100% AEGON Asset Management        Broker-dealer
                                                            Services, Inc.
WRL Insurance Agency of Massachusetts,      Massachusetts   100% WRL Insurance Agency, Inc.    Insurance agency
Inc.
WRL Insurance Agency of Nevada, Inc.           Nevada       100% WRL Insurance Agency, Inc.    Insurance agency
WRL Insurance Agency of Texas, Inc.             Texas       Record Shareholder - Daniel L.     Insurance agency
                                                            DeMarco

WRL Insurance Agency of Wyoming, Inc.          Wyoming      100% WRL Insurance Agency, Inc.    Insurance agency
WRL Insurance Agency, Inc.                   California     100% Western Reserve Life          Insurance agency
                                                            Assurance Co. of Ohio

Zahorik Company, Inc.                        California     100% AUSA Holding Co.              Broker-Dealer
Zahorik Texas, Inc.                             Texas       100% Zahorik Company, Inc.         Insurance agency
ZCI, Inc.                                      Alabama      100% Zahorik Company, Inc.         Insurance agency

ITEM 30. INDEMNIFICATION

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

SECTION 1701.13 AUTHORITY OF CORPORATION

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

         (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

         (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and
(2) of this section. Such determination shall be made as follows:

         (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

         (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

         (c) By the shareholders;

         (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

         (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

         (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

         (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

         Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

ITEM 31. PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

B. Directors and Officers of AFSG


                                  Principal
                                   Business
     Name                          Address                    Position and Offices with Underwriter
Larry N. Norman                      (1)              Director and President
Anne M. Spaes                        (1)              Director and Vice President
Lisa A. Wachendorf                   (1)              Director, Vice President and Chief Compliance Officer
John K. Carter                       (2)              Vice President
William G. Cummings                  (2)              Vice President, Treasurer and Controller
Thomas R. Moriarty                   (2)              Vice President
Christopher G. Roetzer               (2)              Vice President
Michael V. Williams                  (2)              Vice President
Frank A. Camp                        (1)              Secretary
Priscilla I. Hechler                 (2)              Assistant Vice President and Assistant Secretary
Linda Gilmer                         (1)              Assistant Treasurer
Darin D. Smith                       (1)              Vice President and Assistant Secretary
Teresa L. Stolba                     (1)              Assistant Compliance Officer
Emily M. Bates                       (3)              Assistant Treasurer
Clifton W. Flenniken, III            (4)              Assistant Treasurer
Carrie F. Bekker                     (2)              Assistant Vice President


(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3) 400 West Market Street, Louisville, Kentucky 40202

(4) 1111 North Charles Street, Baltimore, Maryland 21201

C. Compensation to Principal Underwriter from Registrant

For Fiscal Year 2003

                                Net Underwriting

Name of Principal                   Discounts and             Compensation on              Brokerage
   Underwriter                       Commissions                Redemption                Commissions       Commission
AFSG Securities                           0                         0                         0                  0
Corporation

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 33. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 34. FEE REPRESENTATION

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and State of Florida on the 26 day of April, 2004.


                                      WRL SERIES LIFE CORPORATE ACCOUNT
                                                (Registrant)

                                 By   s/ Priscilla I. Hechler
                                    -----------------------------------------
                                 Name: Ron Wagley*
                                 Title: Chairman of the Board

                                      WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                                 (Depositor)

                                 By   s/ Priscilla I. Hechler
                                    -----------------------------------------
                                 Name: Ron Wagley*
                                 Title: Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                           TITLE                                   DATE
 s/ Priscilla I. Hechler           Chairman of the Board                            4-26-04
--------------------------                                                      ----------------
Ron Wagley*

 s/ Priscilla I. Hechler           Director and President                           4-26-04
--------------------------                                                      ----------------
Jerome C. Vahl*

 s/ Priscilla I. Hechler           Director and Vice President                      4-26-04
--------------------------                                                      ----------------
Brenda K. Clancy*

 s/ Priscilla I. Hechler           Director and Vice President                      4-26-04
--------------------------                                                      ----------------
Paul Reaburn*

 s/ Kevin Bachmann                 Director and Executive Vice President            4-26-04
--------------------------                                                      ----------------
Kevin Bachmann

 s/ Allan J. Hamilton              Vice President, Treasurer,                       4-26-04
--------------------------         Controller, and Chief Financial              -----------------
Allan J. Hamilton                  Officer

s/ Priscilla I. Hechler
----------------------------------------
*Signed by Priscilla I. Hechler as Attorney in Fact

                                  EXHIBIT INDEX

Item 27(h) Participation Agreements

         xv.      a. Participation Agreement regarding AIM Variable Insurance
                  Funds

                  b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds

Item 27(j) Other Material Contracts

         viii.    Power of Attorney for Allan J. Hamilton

         ix.      Power of Attorney for Ron Wagley

Item 27(n) Other Opinions

         i.       Consent of Ernst & Young LLP

         ii.      Consent of Sutherland Asbill & Brennan LLP